UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to 240.14a-12
FNCB Bancorp, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Louis A. DeNaples Chairman of the Board Gerard A. Champi President and Chief Executive Officer Please join us for our Annual Meeting of Shareholders May 17, 2023
Message from our Chairman and our President and Chief Executive Officer

April 10, 2023

Dear Shareholders,
During 2022, in the wake of the COVID-19 pandemic, we continued to navigate through changing market conditions, specifically a rapid rise in interest rates as the Federal Open Market Committee (“FOMC”) increased the target federal funds range by a total of 425 basis points in seven tightening actions in 2022. FOMC actions were in response to elevated inflation caused by supply chain constraints, global price inflation and international unrest including the war in Ukraine. The FOMC actions have resulted in asset devaluations, capital constraints and liquidity pressures throughout the financial services industry. Additionally, by the end of 2022, the velocity and magnitude of the rate increases have put pressure on bank net interest margins, as funding costs are increasing faster than earning asset yields.
Despite the challenging environment, we executed on several strategic initiatives, delivered consistently exceptional service to our customers and provided meaningful support to the communities we serve.

2022 Highlights
▪ Strong earnings performance. We reported net income of $20.4 million, or $1.03 per diluted common share in 2022, compared to $21.4 million, or $1.06 per share, in 2021. The $1.0 million, or 4.4%, decrease primarily reflected increases in non-interest expense and the provision for loan and leases losses, partially offset by an increase in net interest income.
▪ Balance sheet profile. Total assets increased $81.6 million, or 4.9%, to $1.746 billion at December 31, 2022, from $1.664 billion at December 31, 2021. Net loans and leases increased $143.1 million to $1.110 billion at December 31, 2022, from $967.0 million at December 31, 2021. The 14.8% increase reflected strong originations from 1st Equipment Finance, FNCB’s equipment financing product offering launched in the fourth quarter of 2021. We experienced a $34.8 million, or 2.4%, reduction in total deposits to $1.421 billion at December 31, 2022 from $1.455 billion at December 31, 2021, reflecting the return of municipal deposit seasonality and an outflow of excess COVID-19 deposits.
▪ Favorable asset quality. FNCB’s asset quality remained strong in 2022 as evidenced by a $1.0 million, or 25.6%, reduction in non-performing loans to $2.8 million at December 31, 2022 from $3.8 million at December 31, 2021. Additionally, total delinquent loans decreased to 0.45% of total gross loans at December 31, 2022 from 0.55% of total gross loans at December 31, 2021.

▪ Expanded product offerings. In addition to the launch of 1st Equipment Finance in the fourth quarter of 2021, at the end of the third quarter of 2022, we executed an asset purchase agreement with Chiaro Investment Services, which was combined with FNCB’s wealth management team and began operating under a new brand, 1st Investment Services. This acquisition allows us to build on our legacy of providing quality services to our clients, as customers now have access to a full suite of wealth management services including, investment management, brokerage, insurance planning and retirement services.
▪ Providing meaningful community support. During the fourth quarter of 2022, we made an initial $2.2 million contribution of an $11.0 million total commitment in a senior low-income housing tax credit partnership. We are pleased to be the lead contributor to this project that is expected to provide much needed housing for low-income seniors in our market area and revitalize a large vacant lot in Scranton, Lackawanna County, Pennsylvania.
We believe FNCB’s financial position remains strong and will provide resiliency for any challenges that may emerge. For 2023, management will focus on effective balance sheet and liquidity management, managing interest rate risk and funding costs and evaluating opportunities to enhance future net interest income and non-interest income run rates. Additionally, we continue to develop and expand our comprehensive digital strategy to respond to evolving customer demands and create operational and delivery channel efficiencies.
We would like to invite you to attend the 2023 Annual Meeting of Shareholders that will be held virtually on May 17, 2023. We ask you to please read the attached proxy statement carefully and vote promptly to ensure your shares are represented at the Annual Meeting. Instructions on how to attend the 2023 Annual Meeting and vote your shares are included in the proxy statement.
Thank you for your interest in FNCB Bancorp, Inc. We are sincerely grateful for your continued support and commitment to FNCB. We look forward to having you attend the virtual annual meeting.

Sincerely,

Louis A. DeNaples Chairman of the Board	Gerard A. Champi President and Chief Executive Officer

NOTICE OF 2023 ANNUAL MEETING OF SHAREHOLDERS

FNCB BANCORP, INC.
102 East Drinker Street
Dunmore, Pennsylvania 18512

Items of Business
1. To elect the four Class A director nominees named in the proxy statement for three-year terms expiring at the 2026 annual meeting of shareholders
2. To approve the compensation of the named executive officers by a nonbinding advisory vote
3. To approve the adoption of the FNCB Bancorp, Inc. 2023 Equity Incentive Plan
4. To ratify the Audit Committee’s selection of Baker Tilly US, LLP as FNCB’s independent registered public accounting firm for the year ending December 31, 2023
5. To transact such other business that may properly come before the meeting or any adjournment of the meeting
Record Date
You can vote if you are a shareholder of record as of the close of business on March 23, 2023.
The Annual Meeting of Shareholders will be held in a virtual meeting format only, via live webcast at www.virtualshareholdermeeting.com/FNCB2023. To attend and be able to vote and ask questions during the Annual Meeting, you must enter the 16-digit control number found on your proxy card.

Important notice regarding the availability of proxy materials for the Annual Meeting to be held on May 17, 2023. You may obtain a copy of this Proxy Statement and FNCB's Annual Report on Form 10-K including the financial statements and exhibits for the 2022 fiscal year at no cost on our website at investors.fncb.com, or upon written request to the Secretary of FNCB at FNCB Bancorp, Inc., 102 E. Drinker Street, Dunmore, PA 18512, Attention: Secretary.

Please see page 1 for additional details.
Louis A. DeNaples, Chairman Dunmore, Pennsylvania April 10, 2023

Date and Time Wednesday, May 17, 2023 9:00 a.m. Eastern Daylight Time
Where Via live webcast at www.virtualshareholdermeeting.com/FNCB2023
Your vote is important
Please carefully review the proxy materials and follow the instructions below to cast your vote as soon as possible in advance of the meeting.
We anticipate that the Notice Regarding the Availability of Proxy Materials will be mailed to shareholders beginning on or about April 10, 2023.
VOTE ONLINE Go to www.proxyvote.com and follow the instructions.

VOTE BY PHONE
If your shares are held in the name of a broker, bank or other nominee: follow the telephone voting instructions, if any, provided on your voting instruction card. If your shares are registered in your name: call 1-800-690-6903 and follow the telephone voting instructions. You will need the control number that appears on your proxy.

VOTE BY MAIL Sign, date and return your proxy card in the postage-paid envelope.
VOTE DURING THE MEETING Attend the Annual Meeting via live webcast at www.virtualshareholdermeeting.com/FNCB2023. See page 1 for instructions on how to attend.

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

FNCB Bancorp, Inc.
102 E. Drinker Street
Dunmore, PA 18512
PROXY STATEMENT
FOR THE 2023 ANNUAL MEETING OF SHAREHOLDERS,
to be held on May 17, 2023
Q:	Why am I receiving these materials?
A:
We have sent you these proxy materials because the Board of Directors of FNCB Bancorp, Inc. (“FNCB” or the “Company”) is soliciting your proxy to vote at the 2023 Annual Meeting of Shareholders (the “Annual Meeting”), including at any adjournment or postponement of the Annual Meeting. You are invited to attend the Annual Meeting to vote on the proposals described in this proxy statement. The Annual Meeting will be held virtually on May 17, 2023 at 9:00 a.m., Eastern Daylight Time. You can attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/FNCB2023, where you will be able to listen to the meeting live, vote online and ask questions. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions below to submit your proxy over the telephone or through the internet.

We intend to mail these proxy materials on or about April 10, 2023 to all shareholders of record entitled to vote at the Annual Meeting.
Q:	Who is paying for this proxy solicitation?
A:
FNCB will pay for the entire cost of soliciting proxies. In addition to these proxy materials, FNCB’s directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks, dealers or other agents for the cost of forwarding proxy materials to beneficial owners.

Q:	What are the solicitation expenses?
A:
FNCB has retained Broadridge Financial Solutions, Inc. of Lake Success, New York to assist in the distribution of proxy materials and solicitation of votes, and a representative from American Election Services, LLC will act as the Judge of Election. The estimated fee to provide these services is $18,000.00 plus out-of-pocket expenses.

Q:	Why are we holding a virtual Annual Meeting?
A:
A virtual format for our Annual Meeting will be conducted via live audio webcast and online shareholder tools. We believe a virtual format facilitates shareholder attendance by enabling shareholders to attend from any location without person-to-person contact, at no cost (other than any costs associated with your internet access, such as usage charges from internet access providers and telephone companies). A virtual Annual Meeting makes it possible for more shareholders (regardless of size, resources, or physical location) to have direct access to information more quickly, while saving FNCB and our shareholders time and money.

Q:	How do I attend the Annual Meeting?
A:
The meeting will be held online on Wednesday May 17, 2023 at 9:00 a.m. Eastern Daylight Time. You will be able to attend and participate in the Annual Meeting online by visiting www.virtualshareholdermeeting.com/FNCB2023, where you will be able to listen to the meeting live,

FNCB Bancorp, Inc. Notice of 2023 Annual Meeting and Proxy Statement 1

vote and ask questions. You will not be able to attend the Annual Meeting in person. Information on how to vote at the Annual Meeting is discussed below. The Annual Meeting webcast will begin promptly at 9:00 a.m., Eastern Daylight Time. We encourage you to access the webcast prior to the start time. Online check-in will begin at 8:45 a.m. Eastern Daylight Time, and you should allow ample time for the check-in procedures.
Q:	What do I need to be able to participate in the virtual Annual Meeting?
A:
You will need the 16-digit control number included on your proxy card to be able to vote your shares during the Annual Meeting. Instructions on how to connect to the Annual Meeting and participate via the internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/FNCB2023. If you do not have your 16-digit control number, you will be able to access and listen to the Annual Meeting but you will not be able to vote your shares or ask questions.

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual shareholder meeting login page.
Q:	Who can vote at the Annual Meeting?
A:
Only those shareholders of record at the close of business on March 23, 2023, the Record Date, will be entitled to vote. As of March 23, 2023, there were 19,682,689 shares of FNCB’s common stock outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name
If, on March 23, 2023, your shares were registered directly in your name with FNCB’s transfer agent, Broadridge Financial Solutions, Inc., then you are a shareholder of record. As a shareholder of record, you may vote at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to fill out and return the enclosed proxy card, or vote by proxy over the telephone or on the internet as instructed below to ensure your vote is counted. If you submit your proxy telephonically or over the internet, you must do so no later than 11:59 p.m. Eastern Daylight Time on May 16, 2023. Shareholders who attend the virtual Annual Meeting should follow the voting instructions at www.virtualshareholdermeeting.com/FNCB2023 to vote online during the Annual Meeting.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank
If, on March 23, 2023, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the shareholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.
Q:	What does it mean if I receive more than one proxy?
A:
If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the proxy cards in the proxy materials to ensure that all of your shares are voted.

Q:	What am I voting on?
A:	There are four matters scheduled for a vote:
•	Proposal 1: Election of the four Class A directors named herein for the three-year terms expiring at the 2026 annual meeting of shareholders;
2

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING (CONT.)
•	Proposal 2: An advisory vote regarding the compensation of FNCB’s named executive officers;
•	Proposal 3: Approval of the adoption of the FNCB Bancorp, Inc. 2023 Equity Incentive Plan (the “Equity Plan”); and
•	Proposal 4: Ratification of the appointment of Baker Tilly US, LLP as FNCB’s independent registered public accounting firm for the year ending December 31, 2023.
Q:	What if another matter is properly brought before the Annual Meeting?
A:
The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

Q:	How do I vote?
A:
You may either vote “For” all the nominees to the Board or you may “Withhold” your vote for all nominees or any nominee you specify. For each of the other matters to be voted on, you may vote “For” or “Against” or abstain from voting. The procedures for voting are as follows:

Shareholder of Record: Shares Registered in Your Name
If you are a shareholder of record, you may vote online at the Annual Meeting, vote by proxy over the telephone, vote by proxy through the internet or vote by proxy using the enclosed proxy card. Whether or not you plan to attend the virtual Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the virtual Annual Meeting and vote online even if you have already voted by proxy.
•
VOTE ONLINE AT THE ANNUAL MEETING: To vote online during the virtual Annual Meeting, please go to www.virtualshareholder meeting.com/FNCB2023. You will be asked to provide the 16-digit control number included on your proxy card. Once you have logged into the virtual Annual Meeting, please follow the instructions to vote your shares. If you do not have your 16-digit control number, you will be able to access and listen to the Annual Meeting but you will not be able to vote your shares.

•
VOTE BY PHONE: To vote over the telephone, dial toll-free 1-800-690-6903 using any touch-tone telephone and follow the recorded instructions. You will be asked to provide the control number from the enclosed proxy card. Your telephone vote must be received by 11:59 p.m. Eastern Daylight Time on May 16, 2023 to be counted.

•
VOTE BY INTERNET: You may vote by completing an electronic proxy card at www.proxyvote.com. You will be asked to provide the control number from the enclosed proxy card. Your internet vote must be received by 11:59 p.m. Eastern Time on May 16, 2023 to be counted. We provide internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions.

•
VOTE BY PROXY CARD: To vote using a proxy card, simply complete, sign and date the enclosed proxy card. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner of shares registered in the name of your brokerage firm, bank, dealer or other agent, you should have received a voting instruction form with these proxy materials from that organization rather than from FNCB. Simply complete and mail the voting instruction form to ensure that your vote is counted. Alternatively, you may vote by telephone or over the internet as instructed by your broker or bank. To vote at the Annual Meeting, you must obtain a valid proxy from your brokerage firm, bank, dealer or other agent. Follow the instructions from your broker or bank or contact your broker or bank to request a proxy form.
FNCB Bancorp, Inc. Notice of 2023 Annual Meeting and Proxy Statement 3

Q:	How many votes do I have?
A:	On each matter to be voted upon, you have one vote for each share of common stock you own as of the close of business on March 23, 2023.
Q:	If I am a shareholder of record and I do not vote, or if I return a proxy card or otherwise vote without giving specific voting instructions, what happens?
A:	If you are a shareholder of record and do not vote by completing your proxy card, by telephone, through the internet or online at the Annual Meeting, your shares will not be voted.
If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of each of the nominees for director, “For” the non-binding proposal regarding the compensation of FNCB’s named executive officers, “For” the approval of the Equity Plan and “For” the ratification of the appointment of Baker Tilly US, LLP as FNCB’s independent registered public accounting firm for the year ending December 31, 2023. If any other matter is properly presented at the meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.
Q:	If I am a beneficial owner of shares held in street name and I do not provide my broker or bank with voting instructions, what happens?
A:
If you are a beneficial owner and do not instruct your brokerage firm, bank, dealer or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the particular proposal is considered to be a routine matter under applicable rules. Brokers and nominees can use their discretion to vote uninstructed shares with respect to matters that are considered to be routine under applicable rules, but not with respect to non-routine matters. Under applicable rules and interpretations, non-routine matters are matters that may substantially affect the rights or privileges of shareholders, such as mergers, shareholder proposals, elections of directors (even if not contested), executive compensation (including any advisory shareholder votes on executive compensation and on the frequency of shareholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. Accordingly, without your instructions, your broker or nominee may not vote your shares on Proposal 1, Proposal 2 or Proposal 3, but may vote your shares on Proposal 4.

If you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.
Q:	Is my vote confidential?
A:	Yes. Only the Judge of Election, the proxy holders and the transfer agent will have access to your proxy. All comments will remain confidential unless you ask that your name be disclosed.
Q:	Can I change my vote after submitting my proxy?
A:	Shareholder of Record: Shares Registered in Your Name
Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:
•	You may submit another properly completed proxy card with a later date.
•	You may grant a subsequent proxy by telephone or through the internet.
•	You may send a timely written notice that you are revoking your proxy to FNCB’s Secretary at 102 E. Drinker Street, Dunmore, PA 18512.
•	You may attend the virtual Annual Meeting and vote online at that time. Simply attending the Annual Meeting will not, by itself, revoke your proxy.
Your most recent proxy card or telephone or internet proxy is the one that is counted.
4

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING (CONT.)
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If your shares are held by your brokerage firm, bank, dealer or other agent as a nominee, you should follow the instructions provided by your broker or bank.
Q:	Who will count the votes?
A:	A representative from Broadridge Financial Solutions, Inc., will tabulate the votes and a representative from American Election Services, LLC will act as Judge of Election.
Q:	What constitutes a quorum?
A:
As of March 23, 2023, 19,682,689 shares of common stock were outstanding and entitled to vote. The presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes which all shareholders are entitled to cast, constitutes a quorum for the transaction of business at the annual meeting. Votes withheld and abstentions will be counted in determining the presence of a quorum. If you vote by proxy or in person, you will be considered part of the quorum.

Q:	How many votes are needed to approve each proposal and what are the effects of abstentions or broker non-votes on the voting results?
A:	The following table describes the vote required for approval of each scheduled proposal and the effects of abstentions and broker non-votes on the voting results:
Proposal Number	Item	Vote Required for Approval of Each Item	Abstentions*	Uninstructed Shares/Effect of Broker Non-votes	Signed but Unmarked Proxy Cards
1	Election of Directors	Plurality	No effect	Not voted/ No effect	Voted “for”
2	Advisory Vote for Say-on-Pay	Majority of votes cast	No effect	Not voted/ No effect	Voted “for”
3	Approval of the adoption of the Equity Plan	Majority of votes cast	No effect	Not voted/ No effect	Voted ”for”
4	Ratification of Baker Tilly US, LLP as FNCB’s independent registered public accounting firm for the year ending December 31, 2023	Majority of votes cast	No effect	Discretionary vote by Broker	Voted “for”
*	Abstentions are included in determining whether a quorum is present.
Q:	What are “broker non-votes”?
A:
When a beneficial owner of shares held in “street name” does not give instructions to the brokerage firm, bank, dealer or other agent holding the shares as to how to vote on matters deemed to be non-routine under applicable rules, the broker or nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.”

Q:	How can I find out the results of the voting at the Annual Meeting?
A:
Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a Current Report on Form 8-K that we expect to file with the Securities and Exchange Commission (“SEC”) within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual Meeting, we intend to file a Current Report on Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Current Report on Form 8-K to publish the final results.

FNCB Bancorp, Inc. Notice of 2023 Annual Meeting and Proxy Statement 5

Q:	What proxy materials are available on the internet?
A:
The proxy materials relating to the 2023 Annual Meeting and the 2022 Annual Report on Form 10-K for the year ended December 31, 2022 are available free of charge on the Internet. Please go to investors.fncb.com to view and obtain the materials online.

We have not authorized anyone to provide you with information about FNCB; therefore, you should rely only on the information contained in this document or on documents to which we refer you. Although we believe we have provided you with all the information helpful to you in your decision to vote, events may occur at FNCB after printing this proxy statement that might affect your decision or the value of your stock.
Q:	Who is the largest principal shareholder?
A:	The largest principal shareholder of FNCB as of March 23, 2023 is Louis A. DeNaples. (See page 21 of the proxy statement for more details).
Q:	What percentage of stock do the directors and officers own?
A:
As of March 23, 2023, the record date, approximately 17.98% of FNCB’s common stock was beneficially owned directly or indirectly by our directors and executive officers, or their affiliates, as a group. (See page 22 of the proxy statement for more details).

Q:	When are shareholder proposals and director nominations due for next year’s Annual Meeting?
A:
Shareholder proposals for the 2024 annual meeting of shareholders must comply with applicable SEC rules and regulations and must be received by the Secretary of FNCB prior to December 12, 2023 to be considered for inclusion in FNCB’s Proxy Statement for that meeting. If the December 12, 2023 deadline is missed, a shareholder proposal and director nominations may still be submitted for consideration at the 2024 annual meeting of shareholders, although it will not be included in FNCB’s Proxy Statement, if it is received earlier than February 16, 2024 and later than March 8, 2024. Any notice of director nominations submitted to the Company must include the information required by Rule 14a-19(b) under the Security and Exchange Act of 1934 (the “Exchange Act”). See the section entitled “Nominating and Governance Committee” on page 16 for more information on director nominations.

6

PROPOSAL 1

ELECTION OF DIRECTORS
In accordance with Section 2.02 of FNCB’s bylaws, FNCB has a classified Board of Directors with staggered three-year terms of office. The Board is divided into three classes, with each class to be as nearly equal in number as possible. The terms of the separate classes expire in successive years. Thus, at each annual meeting of shareholders, successors to the class of directors whose term then expires are elected to hold office for a term of three years. Therefore, the term of office of one class of directors expires in each year. The Board of Directors is authorized to change the number of directors that constitutes the whole Board of Directors provided that the total number of directors in each class remains relatively proportionate to the others. The Board of Directors currently consists of eleven (11) members and is divided into three classes, with one class of directors elected each year.
Unless otherwise instructed, the proxy holders will vote the proxies received for the election of the four (4) nominees for Class A Director named below. If any nominee should become unavailable to serve as director for any reason, proxies will be voted in favor of a substitute nominee as designated by the Board of Directors. The Board of Directors currently believes that the nominees named will be able to serve if elected. Any vacancy on the Board of Directors, including vacancies resulting from an increase in the number of directors, will be filled by a majority vote of the remaining members of the Board of Directors and each person so appointed will be a director until the expiration of the term of office of the class to which he or she was appointed. Assuming the presence of a quorum, the four (4) nominees for director below receiving the highest number of votes will be elected at the annual meeting.
Cumulative voting rights do not exist with respect to the election of directors. Except as may otherwise be provided by statute or by the articles of incorporation, at every shareholders’ meeting, each shareholder entitled to vote has the right to one vote for each share of common stock owned on the record date fixed for the meeting. For example, if a shareholder owns 100 shares of common stock, he or she may cast up to 100 votes for each of the nominees for director in the class to be elected.
Upon the recommendation of the Nominating and Governance Committee, FNCB’s Board of Directors has nominated the four (4) individuals listed below for election as directors at the Annual Meeting. If you elect the nominees listed below, they will hold office until the annual meeting of shareholders in 2026 or until their successors have been duly elected and qualified or such director’s earlier death, resignation or removal for cause. All nominees are currently serving on our Board and have consented to being named in this proxy statement and to serve if elected. The brief biographies below include information as of March 23, 2023 regarding the specific and particular experience, qualifications, attributes or skills of each director or nominee that led the Nominating and Governance Committee to believe that the nominee should continue to serve on the Board. However, each of the members of the Nominating and Governance Committee may have a variety of reasons why such member believes a particular person would be an appropriate nominee for the Board, and these views may differ from the views of other members.
FNCB Bancorp, Inc. Notice of 2023 Annual Meeting and Proxy Statement 7

NOMINEES FOR CLASS A DIRECTOR FOR A THREE-YEAR TERM EXPIRING IN 2026

Mr. Gerard A. Champi has been President and Chief Executive Officer and a member of the Board of Directors of FNCB and the Bank since July 1, 2016. Prior to holding this position, Mr. Champi was Chief Operating Officer of the Bank from March 2011 to June 2016. Mr. Champi also served as Interim President and Chief Executive Officer of FNCB and the Bank and as a director of the Bank from March 2010 until February 2011. Mr. Champi has been with the Bank since 1991 and has served in various leadership roles in the Retail, Commercial Sales and Executive Divisions. He currently serves as a Board member of Leadership Northeast, the Lackawanna Blind Association, the Pennsylvania Bankers Association, and as an Advisory Board member of Penn State Worthington Scranton, a campus of the Pennsylvania State University. He also serves on the Wilkes-Barre Law & Library Association's Executive Committee's Lay Advisory Committee and is a lifetime member of Pennsylvania State University Alumni Association. Mr. Champi has been appointed as President of Lackawanna Industrial Fund Enterprises (LIFE) and serves on the Board of Directors of the Greater Scranton Chamber of Commerce and the Executive Committee of the Chamber. Jerry is also past President of the Boards of Directors of the Northeastern Pennsylvania Council Boy Scouts of America, the Greater Pittston Chamber of Commerce, and the Luzerne County Community College Foundation. Mr. Champi's extensive knowledge of FNCB and the Bank, his time as President and Chief Executive Officer and other various leadership positions with the Bank and extensive community and charitable involvement qualify him to serve as a director of FNCB.

Gerard A. Champi
Age 62 Director Since 2016 Board Committees: None

Mr. Louis A. DeNaples has been a director of the Bank since 1972 and served as Chairman of the Board of Directors of FNCB from 1998 until he took a leave of absence from involvement with FNCB and the Bank in February 2008. In 2013, Mr. DeNaples returned from a leave of absence and rejoined the Bank’s Board on December 23, 2013. He was re-elected to FNCB's Board of Directors on May 21, 2014 and was appointed Chairman of the Boards of FNCB and the Bank on May 15, 2019. Mr. DeNaples is President of DeNaples Auto Parts, Inc., President of Keystone Landfill Inc. and Vice President of Rail Realty, Inc., each of which he co-owns with his brother, Dominick L. DeNaples. Mr. DeNaples serves on the boards of AllOne Foundation, AllOne Charities, AllOne Health Resources and Allied Services Foundation. Mr. DeNaples also serves as Chairman of the Community Advisory Board for Geisinger Commonwealth School of Medicine, a member of NEPA Highmark's Advisory Board and was past Chairman of the University of Scranton Board of Trustees. Mr. DeNaples’ extensive business knowledge, community and charitable involvement, and association with the Bank for many years qualify him to serve as a director of FNCB. Mr. DeNaples is the brother of director emeritus, Dominick L. DeNaples, the father of director and Vice Chairman of the Board of Directors, Louis A. DeNaples, Jr., M.D. and uncle of director, Joseph L. DeNaples, Esquire.

Louis A. DeNaples
Age 82 Director 1998-2008 and 2013-Present Chairman of the Board Board Committees: None

Mr. Keith W. Eckel has been a director of FNCB and the Bank since 2014. Mr. Eckel is the sole owner and Chief Executive Officer of Fred W. Eckel and Sons and President of Eckel Farms, Inc. Mr. Eckel serves as an Emeritus Trustee of The Pennsylvania State University and serves a chair of Trustees of Countryside Community Church. Mr. Eckel formerly served as Board member and Chairman of Nationwide Mutual Insurance Company, a Fortune 100 insurance provider, and Allied Group, Inc., a subsidiary of Nationwide Mutual Insurance Company. Mr. Eckel also previously served as Board Member of International Food and Agricultural Development, an organization that advises the United States Agency for International Development on agricultural priorities and issues, former President of the Pennsylvania Farm Bureau, and Board Member and Chairman of Gartmore Global Asset Management Trust. Mr. Eckel’s strong business background, extensive knowledge in the insurance industry and agribusiness, and community and charitable involvement qualify him to serve as a director of FNCB.

Keith W. Eckel
Age 76 Director Since 2014 Board Committees: Audit Nominating and Governance (Chair) Risk Management
8

PROPOSAL 1

Mrs. Kathleen McCarthy Lambert, CPA has been a director of FNCB and the Bank since 2017. Mrs. Lambert is an owner of McCarthy Tire Service Company and Subsidiaries where she serves as Chief Financial Officer and Corporate Secretary. She also serves as Chairperson of the Board for Wilkes-Barre General Hospital, Vice Chairperson of the Board of King’s College, and Board Member of the Beatrice Eck Foundation. Mrs. Lambert is a member of the Executive Committee and past Chairman of the Board of Northeast Sight Services and past Board Member of the Greater Wilkes-Barre Chamber of Business and Industry and the Scranton Diocesan Financial Council. Mrs. Lambert is also actively involved in fundraising activities for numerous non-profit organizations, including the United Way, American Heart Association, St. Vincent DePaul Soup Kitchen, King’s College, the Catholic Youth Center, Holy Redeemer High School, John Heinz Rehab, Big Brothers/Big Sisters and Volunteers in Medicine. Mrs. Lambert, a licensed Certified Public Accountant and a graduate of King’s College, is a past recipient of the Athena Award and Top 25 Businesswomen in Northeastern Pennsylvania Award. Mrs. Lambert’s extensive business background and community and charitable involvement qualify her to serve as a director of FNCB.

Kathleen McCarthy Lambert, CPA
Age 61 Director Since 2017 Board Committees: Audit Risk Management

FNCB’S BOARD OF DIRECTORS RECOMMEND A VOTE FOR EACH OF THE NOMINEES FOR DIRECTOR.
CONTINUING DIRECTORS
Class B Directors Continuing in Office until the 2024 Annual Meeting

Mr. William G. Bracey has been a director of FNCB and the Bank since 2014. Mr. Bracey owns and operates three ShopRite Supermarkets, one in Daleville, Pennsylvania, one in Moosic, Pennsylvania and one in Mount Pocono, Pennsylvania, as well as several retail businesses including two Ace Hardware Stores, one in Daleville, Pennsylvania and one in Moosic, Pennsylvania, one Hallmark Gold Crown Store, and Plociniak Fuel Services. Mr. Bracey is an active member of several business and community organizations, including a current board member and past Chairman of the Pennsylvania Food Merchants, current board member of Johnson College, past board member and Chairman of Affiliated Foods, past board member and Co-Chairman of Associated Wholesale and past board member of Scranton Preparatory School. Mr. Bracey’s over 40 years of entrepreneurial and corporate management experience, strong network of community relationships and partnerships, and significant knowledge of the retail business climate in the region qualifies him to serve as director of FNCB.

William G. Bracey
Age 68 Director Since 2014 Board Committees: Audit Compensation (Chair) Nominating and Governance
FNCB Bancorp, Inc. Notice of 2023 Annual Meeting and Proxy Statement 9

Mr. Dominick L. DeNaples was appointed as an independent Director of FNCB and the Bank on February 1, 2023. Mr. DeNaples previously served as the Chairman of the Board of Directors of FNCB and Bank from May 2010 until May 2019. Mr. DeNaples was appointed and served as Director Emeritus from May 2019 until February 2023. Mr. DeNaples also served as Vice Chairman of the Boards of Directors of FNCB and Bank from December 2009 until he was elected Chairman in May 2010. Mr. DeNaples is President of Rail Realty Corporation, Vice President of DeNaples Auto Parts Inc., and Vice President of Keystone Landfill, Inc., each of which he is also co-owner with his brother Louis A. DeNaples. Mr. DeNaples currently serves on the Board and Finance Committee of St. Joseph’s Center and St. Joseph’s Foundation. He also serves on the Board of Geisinger Health Services, Hospice of the Sacred Heart and on the Advisory Board of Penn State University – Worthington campus. He formerly served as Chairman of the Board and Chairman of the Finance Committee of Lackawanna College, President of the Council and Chairman of Finance of the Northeastern Pennsylvania Council of Boy Scouts of America, and currently serves as a Board member. He also served as former Vice Chairman of the Board and Finance Committee of Scranton Preparatory School. Mr. DeNaples’ extensive business background, years of community and charitable involvement and service as a Director of FNCB and the Bank for many years qualify him to serve as Director of FNCB. Mr. DeNaples is the father of director, Joseph L. DeNaples, Esq., brother of nominee for director, Louis A. DeNaples, and the uncle of director, Louis A. DeNaples, Jr. M.D.

Dominick L. DeNaples
Age 85 Director February 2023 and 1998-2019 Director Emeritus May 2019-February 2023 Board Committees: Risk Management

Dr. Louis A. DeNaples, Jr., M.D. has been a director of FNCB and the Bank since 2008. He was elected Vice-Chairman of FNCB and the Bank in December 2013. Dr. DeNaples is a board certified emergency physician and practices emergency medicine at Geisinger-Community Medical Center Emergency Department in Scranton, Pennsylvania. Dr. DeNaples serves as board member of the Goodwill Industries of Northeastern Pennsylvania and the Scranton Preparatory School. Dr. DeNaples also serves as a Board Member on the Council of The Pennsylvania Society and is a volunteer staff member at the Geisinger Commonwealth School of Medicine. Dr. DeNaples’ understanding of the medical industry, and considerable community and charitable involvement qualifies him to serve as director of FNCB. Dr. DeNaples is the son of director, nominee for director, and Chairman of the Board of Directors, Louis A. DeNaples, the nephew of director, Dominick L. DeNaples and cousin of director, Joseph L. DeNaples, Esquire.

Louis A. DeNaples, Jr., M.D
Age 55 Director Since 2008 Vice Chairman Board Committees: Compensation Nominating and Governance Risk Management

Mr. Thomas J. Melone, CPA has been a director of FNCB and the Bank since 2011. Mr. Melone is a Partner with the Albert B. Melone Company Certified Public Accountants, a leading provider of accounting, tax and consulting services throughout the Northeastern Pennsylvania region. Mr. Melone, who has been with this firm since 1981, leads the firm’s Tax Preparation and Advisory Services line as well as its Small Business Advisory and Consulting Services line. Additionally, he has extensive experience in the financial management of public-school districts operating in the Commonwealth of Pennsylvania. Mr. Melone is also an owner of Pro-Data Processing, Inc. Mr. Melone is an active member of several professional, business and community organizations including the American Institute of Certified Public Accountants, Pennsylvania Institute of Certified Public Accountants and the Allied Services Board, an integrated health system, specifically serving as Chairman of the Allied Institute of Rehabilitation Medicine and the John Heinz Institute of Rehabilitation Medicine, and as Vice Chairman of the Allied Services Foundation. Mr. Melone’s community involvement, extensive business and accounting experience and service as a director of FNCB and the Bank qualify him to serve as a director of FNCB.

Thomas J. Melone, CPA
Age 64 Director Since 2011 Board Committees: Audit (Chair) Compensation Nominating and Governance

10

PROPOSAL 1
Class C Directors Continuing in Office until the 2025 Annual Meeting

Mr. Joseph Coccia has been a director of FNCB and the Bank since 1998. Mr. Coccia was appointed as Secretary of the Board of Directors of FNCB and the Bank in May 2015. Mr. Coccia is President of Coccia Ford, Inc. (doing business as Coccia Ford Lincoln), a car dealership in Wilkes-Barre, Pennsylvania. Mr. Coccia is a member of the Board of Directors of AllOne Charities and NEPA Highmark's Advisory Board. Mr. Coccia also served on the Lincoln Mercury Dealer Association Board. Mr. Coccia’s strong business background and knowledge of owning and operating a large local business, his broad community involvement, and his service as a director of FNCB and Bank since 1998 qualify him to serve as a director of FNCB.

Joseph Coccia
Age 68 Director Since 1998 Secretary Board Committees: Risk Management (Chair)

Attorney William P. Conaboy, Esquire was appointed as an independent director of FNCB and the Bank on October 1, 2022. Attorney Conaboy currently serves as President and Chief Executive Officer of Allied Services Integrated Health System and has served in this role since 2009. Prior to serving as President and Chief Executive Officer of Allied Services Integrated Health System between 1992 and 2008 he served in various capacities including Senior Vice President and General Counsel, Chief Corporate Compliance Officer and Chief Operations Officer. Attorney Conaboy serves as a member of the Board of Directors for Pennsylvania Rehabilitation and Community Providers Association and a member of the Board of Directors of The Scranton Area Foundation. He serves as Chairman of the Board at Northeast Regional Cancer Institution. Attorney Conaboy’s strong business leadership background and extensive community and charitable involvement qualify him to serve as a director of FNCB.

William P. Conaboy, Esquire
Age 64 Director Since 2022 Board Committees: Audit Compensation Risk Management

Attorney Joseph L. DeNaples, Esquire has been a director of FNCB and the Bank since 2017. Attorney DeNaples is a partner at the law firm of Cipriani & Werner, PC and is Director of Risk Management for Mount Airy Resort and Casino. He focuses his law practice in banking, commercial, real estate, gaming, corporate, secured transactions and bankruptcy law. Attorney DeNaples also serves as Solicitor for both the Lackawanna County Sheriff’s Office and the County of Lackawanna Transit System Authority. Attorney DeNaples is a member of the Lackawanna County Bar Association and is admitted to practice in Pennsylvania as well as the United States District Court for the Middle District of Pennsylvania and the United States Bankruptcy Court for the Middle District of Pennsylvania. Attorney DeNaples serves on the Boards of Northeastern Pennsylvania Council Boy Scouts of America and the Saint Francis of Assisi Kitchen. Attorney DeNaples received his Juris Doctorate degree from the Villanova University School of Law. Attorney DeNaples extensive business and legal background, and community and charitable involvement qualify him to serve as a director of FNCB. Attorney DeNaples is the son of director, Dominick L. DeNaples, the nephew of director, nominee for director, and Chairman of the Board of Directors, Louis A. DeNaples and cousin of director and Vice Chairman of the Board of Directors, Louis A. DeNaples, Jr., M.D.

Joseph L. DeNaples, Esquire
Age 44 Director Since 2017 Board Committees: Compensation Nominating and Governance

FNCB Bancorp, Inc. Notice of 2023 Annual Meeting and Proxy Statement 11

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Our Board of Directors believes that the purpose of corporate governance is to promote shareholder value in a manner consistent with legal requirements and the highest standards of integrity. The Board has adopted and adheres to corporate governance practices that it and management believe promote this purpose, are sound and represent best practices. The Board routinely reviews these governance practices, Pennsylvania law (FNCB’s state of incorporation), the rules and listing standards of Nasdaq, and Securities and Exchange Commission (“SEC”) regulations, as well as best practices suggested by recognized governance authorities to maintain the highest governance standards.
INDEPENDENCE OF THE BOARD OF DIRECTORS
Currently, the Board of Directors has eleven (11) members. FNCB evaluates the independence of directors under the SEC and Nasdaq stock market’s standards for independence. The Nasdaq standards require the Board of Directors be comprised of a majority of independent directors. The Nasdaq standards also require that, except for exceptional and limited circumstances, the Board of Directors maintain an audit committee comprised only of independent directors and that director nominees must be selected either by independent directors comprising a majority of the Board’s independent directors in a vote in which only independent directors participate, or by a nominations committee comprised solely of independent directors. The Nominating and Governance Committee of FNCB’s Board has responsibility for selecting director nominees and is comprised solely of independent directors. Nasdaq corporate governance standards also require that the Board maintain a Compensation Committee comprised of at least two members, each of whom is an independent director. The Board of Directors of FNCB has appointed a Compensation Committee, currently comprised of four directors, each of whom the Board has determined is independent.
Independence is reviewed at least annually to determine whether all existing and potential committee members are independent. The Board of Directors has determined that William G. Bracey, Joseph Coccia, William P. Conaboy, Esq., Dominick L. DeNaples, Joseph L. DeNaples, Esq., Louis A. DeNaples, Louis A. DeNaples, Jr. M.D., Keith W. Eckel, Kathleen McCarthy Lambert, CPA, and Thomas J. Melone, CPA met the standards for independence.
In making its independence determinations, the Board considers all relevant facts and circumstances, and not merely from the standpoint of the director, but also from that of persons or organizations with which the director has an affiliation. The Board considered that in the ordinary course of business FNCB and the Bank may provide commercial banking and other services to some of the independent directors and to business organizations and to individuals associated with them. The Board also considered that in the ordinary course of business some business organizations with which an independent director is associated may provide products and services to FNCB and the Bank. The Board has determined that, based on the information available to the Board, none of these relationships were material.
Joseph L. DeNaples, Esquire, a director, is a partner at the law firm of Cipriani & Werner, which provided legal services to FNCB during 2022. The Board has considered this relationship and determined that it did not impair Mr. DeNaples’ independence as it relates to his membership as a Director on the Boards of FNCB and the Bank and membership on the Compensation and Nominating and Governance Committees.
BOARD STRUCTURE AND ROLE OF THE BOARD IN RISK OVERSIGHT
FNCB’s business is managed under the direction of our Board of Directors, in accordance with the Pennsylvania Business Corporation Law, FNCB’s Articles of Incorporation and its bylaws. The positions of Chairman of the Board and Chief Executive Officer are separated, as the Board believes separation of these
12

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE (CONT.)
positions enhances the independent oversight of FNCB and the monitoring and objective evaluation of the Chief Executive Officer’s performance. Mr. Louis A. DeNaples serves as non-executive Chairman of the Board of Directors and is independent of management.
Management is responsible for the day-to-day management of the risks faced by FNCB, while the Board of Directors, as a whole, is responsible for the general oversight of risk management. For 2022, this oversight was primarily conducted through the Risk Management and Audit Committees.
The Risk Management Committee has the primary role in risk management of FNCB, oversees FNCB’s enterprise-wide risk management program and provides oversight and guidance to management on FNCB’s risk appetite. The Audit Committee, pursuant to its charter, considers and reviews with FNCB’s internal audit department, independent registered public accounting firm, and management, the adequacy of FNCB’s internal controls, including the processes for identifying significant risks or exposures, and elicits recommendations for the improvements of such procedures where desirable. In addition to the Audit and Risk Management Committees roles, the full Board of Directors is involved in establishing the risk appetite for FNCB and the oversight and administration of risk and risk management practices by overseeing members of executive management in their risk management capacities, regularly reviewing and analyzing FNCB’s investment and loan portfolios and accompanying risk levels, and considering the potential impact on FNCB’s objectives. Members of FNCB’s executive management have day-to-day responsibility for risk management and establishing risk management practices, and members of management are expected to report matters relating specifically to the Risk Management Committee and Audit Committee directly thereto, and to report all other matters directly to the Board of Directors as a whole. Members of FNCB’s executive management have an open line of communication to the Board of Directors and have the discretion to raise issues from time-to-time in any manner they deem appropriate, and management’s reporting on issues relating to risk management typically occurs through direct communication with directors or committee members as matters requiring attention typically arise.
The Bank Board maintains a Directors Loan Committee that is comprised of Louis A. DeNaples, Chairman of the Board and the following Directors: Gerard A. Champi, President and Chief Executive Officer, Dominick L. DeNaples, Joseph L. DeNaples, Esquire, Keith W. Eckel (Committee Chairperson), Kathleen McCarthy Lambert, CPA and Thomas J. Melone, CPA. The Committee also includes the following members of Executive Management of the Bank: Chief Financial Officer, Chief Banking Officer, Chief Lending Officer, Chief Credit Officer, the Credit Administration Officer and the Commercial Lending Team Managers. The Directors Loan Committee meets bi-weekly or more often as necessary. In 2022, this committee met twenty-seven (27) times.
The Asset and Liability Management Committee (“ALCO Committee”) is comprised of the following Directors: Gerard A. Champi, President and Chief Executive Officer, Joseph Coccia, Dominick L. DeNaples, Joseph L. DeNaples, Esq. and Kathleen McCarthy Lambert (Committee Chairperson). In addition to the President and Chief Executive Officer, the following members of Executive Management of the Bank are members of the ALCO Committee: Chief Financial Officer, Chief Banking Officer, Chief Credit Officer, the Senior Vice President and Chief Accounting Officer and the Senior Vice President and Operations Officer. The ALCO Committee meets quarterly or more often as necessary. In 2022 this committee met four (4) times.
MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
During 2022, FNCB’s Board of Directors held twelve (12) meetings. Each of the directors attended at least 75% of the meetings of FNCB’s Board of Directors and of the committees on which they served. Pursuant to FNCB’s policy, the directors are expected to attend FNCB’s annual meeting of shareholders. All of FNCB’s directors attended FNCB’s annual meeting of shareholders in 2022.
FNCB’s Board of Directors has four standing committees: Audit Committee, Compensation Committee, Nominating and Governance Committee and Risk Management Committee. The Nominating and Governance Committee is the committee that makes director nominating recommendations to the Board of Directors. The charters of these committees have been approved by the Board of Directors and are each available on FNCB’s website investors.fncb.com.
FNCB Bancorp, Inc. Notice of 2023 Annual Meeting and Proxy Statement 13

The following table shows the current composition of each standing committee of the FNCB Board of Directors, the number of meetings held by such committees during 2022 and the independence and tenure of each director.
	Age	Director Since	Independent	Audit Committee	Compensation Committee	Nominating and Governance Committee	Risk Management Committee
William G. Bracey	68	2014	✔	✔	C	✔
Gerard A. Champi	62	2016
Joseph Coccia	68	1998	✔				C
William P. Conaboy	64	2022	✔	✔			✔
Dominick L. DeNaples(1)	85	2023	✔
Joseph L. DeNaples, Esquire	44	2017	✔		✔	✔
Louis A. DeNaples	82	1998	✔
Louis A. DeNaples, Jr.	55	2008	✔		✔	✔	✔
Keith W. Eckel	76	2014	✔	✔		C	✔
Kathleen McCarthy Lambert, CPA	61	2017	✔	✔			✔
Thomas J. Melone, CPA	64	2011	✔	C	✔	✔
Number of meetings in 2022				7	5	4	4
(1)
Dominick L. DeNaples served as Director Emeritus in 2022 and did not serve on any committees in 2022. Mr. DeNaples was re-appointed as director on February 1, 2023. Mr. DeNaples is considered as having tenure of >10 years.

✔	Current Member
C	Chairperson

AUDIT COMMITTEE
The Board of Directors has a standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Board of Directors has determined that each of the members of the Audit Committee is independent, as that term is defined by the SEC and in the NASDAQ listing standards related to audit committees. The current Audit Committee charter is available in the Investor Relations section on FNCB’s website at investors.fncb.com by clicking on Governance, Governance Documents and then selecting “Audit Committee Charter.” The principal duties of the Audit Committee, as set forth in its charter, include reviewing and discussing the audited financial statements with management and the independent registered public accounting firm and, based on such reviews and discussions, recommending to the Board of Directors that the audited financial statement be included in FNCB’s annual report on Form 10-K; reviewing significant audit and accounting principles, policies and practices; reviewing the effectiveness of the internal audit function and internal controls over financial reporting; reviewing reports of examination received from regulatory authorities; and reviewing the performance and independence of and recommending, annually, to the Board of Directors the engagement of an independent registered public accounting firm.
14

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE (CONT.)
Currently, the Board has identified Thomas J. Melone, CPA and Kathleen McCarthy Lambert, CPA as Audit Committee financial experts. Mr. Melone qualifies as a financial expert based on his extensive accounting experience as a certified public accountant and as a partner of the Albert B. Melone Company Certified Public Accountants. Ms. Lambert qualifies as a financial expert based on her extensive accounting experience as a certified public accountant and as Chief Financial Officer of McCarthy Tire Service Company and its subsidiaries.
REPORT OF THE AUDIT COMMITTEE
To the Shareholders of FNCB Bancorp, Inc.:
The Audit Committee provides oversight of FNCB’s financial reporting process on behalf of the Board of Directors. Management is responsible for the financial statements and the financial reporting process, including internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the financial statements in the annual report with management, including a discussion of the quality, not just acceptability, of the accounting principles; the reasonableness of significant judgments; and the clarity of disclosures in the financial statements.
The Audit Committee reviewed and discussed with the independent registered public accounting firm its judgments as to the quality, not just the acceptability, of FNCB’s accounting principles, and such other matters as required to be discussed with the Audit Committee under the standards of the Public Company Accounting Oversight Board (PCAOB). The independent registered public accounting firm is responsible for expressing an opinion about whether the financial statements that have been prepared by management, with Audit Committee oversight, are fairly presented, in all material respects, in conformity with accounting principles generally accepted in the United States of America. In addition, the Audit Committee has received and reviewed with the independent registered public accounting firm the written disclosures and the letter required by the PCAOB regarding its communications with the Audit Committee concerning its independence from management and FNCB, and considered the compatibility of non-audit services with the independent registered public accounting firm’s independence.
The Audit Committee discussed with FNCB’s internal auditors and independent registered public accounting firm the overall scope and plans for their respective audits. The Audit Committee meets with the internal auditors and independent registered public accounting firm together and separately, with and without management present, to discuss the results of their examinations, their evaluations of FNCB’s internal controls and the overall quality of FNCB’s financial reporting.
Based on these discussions, the Audit Committee has recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the annual report on Form 10-K for the year ended December 31, 2022, for filing with the Securities and Exchange Commission.
Audit Committee:
Thomas J. Melone, CPA, Chairperson William G. Bracey William P. Conaboy, Esquire	Keith W. Eckel Kathleen McCarthy Lambert, CPA
FNCB Bancorp, Inc. Notice of 2023 Annual Meeting and Proxy Statement 15

COMPENSATION COMMITTEE
The Compensation Committee operates under a written charter that has been approved by the Board of Directors. The charter is reviewed annually by the Compensation Committee with any recommended changes approved by the Board of Directors. The current Compensation Committee charter is available in the Investor Relations section on FNCB’s website at investors.fncb.com by clicking on Governance, Governance Documents and then selecting “Compensation Committee Charter.” As noted above, the Board of Directors has determined that each of the directors serving on this committee qualifies as an “independent” director under the applicable standard. The Compensation Committee is responsible for evaluating and approving FNCB’s compensation plans, policies, and programs. The Compensation Committee has the authority to retain and terminate a compensation consulting firm, including the authority to approve the firm’s fees and other terms of retention. The Compensation Committee also has the authority to delegate responsibility to subcommittees. For a discussion of the role of the Compensation Committee in determining executive and director compensation, see the discussion in the “Executive Compensation” section under the heading entitled– “Overview” below.
NOMINATING AND GOVERNANCE COMMITTEE
The Nominating and Governance Committee operates under a written charter that has been approved by the Board of Directors. The charter is reviewed annually by the Nominating and Governance Committee with any recommended changes approved by the Board of Directors. The current Nominating and Governance Committee charter is available in the Investor Relations section on FNCB’s website at investors.fncb.com by clicking on Governance, Governance Documents and then selecting “Nominating and Governance Committee Charter.” The Board of Directors has determined that each of the directors serving on this committee qualifies as “independent” under the applicable standard.
The primary duties and responsibilities of the Nominating and Governance Committee are to:
•
recommend to the Board of Directors for its selection (i) potential nominees for director to stand for election at FNCB’s annual meeting of shareholders, including without limitation, those proposed by shareholders, and (ii) qualified candidates to be considered by the Board of Directors to fill vacancies;

•	consider, in its discretion, qualified candidates based on criteria for selecting new directors;
•	evaluate the background and qualifications of new director candidates;
•	evaluate directors before nomination for reelection; and
•	oversee and make recommendations to the Board of Directors with respect to corporate governance of FNCB.
In recommending director nominees to the Board of Directors, the Nominating and Governance Committee seeks individuals who are qualified to be directors based on the committee’s judgment of the potential candidate’s experience, skills and knowledge of business and management practices. If needed, the Nominating and Governance Committee will use a third-party search firm to assist in finding director candidates. No such firms were engaged to evaluate or assist in identifying potential director nominees in 2022.
The Nominating and Governance Committee and the Board of Directors have not established a specific diversity component in their consideration of candidates for director and instead considers the diversity of directors as part of the overall mix of factors when identifying and evaluating candidates for the Board of Directors. FNCB considers diversity broadly to include differences of viewpoint, professional experience, individual characteristics, qualities, and skills, resulting in naturally varying perspectives among the directors and individual skills that complement the full Board. Therefore, the Board, as a unit, possesses the appropriate skills and experience to oversee FNCB’s business.
The Nominating and Governance Committee will give appropriate consideration to qualified persons recommended by shareholders for nomination as directors and will evaluate such qualified persons in the same manner as other identified candidates, when submitted prior to the shareholder proposal date referred to in the question entitled “When are shareholder proposals and director nominations due for
16

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE (CONT.)
next year’s annual meeting” in the “Questions and Answers About These Proxy Materials” section of this Proxy Statement (the “Proposals Section”), provided such recommendations comply with the advance notice procedures in FNCB’s bylaws, which are summarized in the Proposals Section. Such recommendations must also include sufficient biographical information about the proposed nominee and information required under Rule 14a-19(b) of the Exchange Act to assist the Nominating and Governance Committee in evaluating the qualifications and experience of the proposed nominee, and the proposed nominee’s consent to serving as a director if elected. Shareholders must deliver any proposals or nominations in writing to the Nominating and Governance Committee or the Secretary of FNCB Bancorp, Inc. at its principal executive office, 102 E. Drinker Street, Dunmore, Pennsylvania 18512.
Any nomination for director made by a shareholder not made in accordance with Section 2.16 of FNCB’s bylaws will be disregarded by the presiding officer of the annual meeting, and votes cast for each such nominee will be disregarded by the Judge of Election. In the event that the same person is nominated by more than one shareholder, if at least one nomination for such person complies with Section 2.16, the nomination will be honored, and all votes cast for the nominee will be counted.
Nominations for election to the Board of Directors by a Shareholder
In addition, any shareholder who intends to nominate a candidate for election to the Board of Directors (other than a candidate proposed by FNCB’s then existing Board of Directors) or submit a proposal for consideration at the 2024 annual meeting must comply with the advance notice provisions of FNCB’s bylaws. The advance notice provisions in FNCB’s bylaws require that the additional information required under Sections 1.07 and 1.08 of FNCB’s bylaws must be provided to FNCB by a shareholder submitting a shareholder proposal.
In connection with the nomination of a candidate for director, the advance notice provisions in FNCB’s bylaws require that the additional information required under Section 2.16 of FNCB’s bylaws must be provided to FNCB by an eligible shareholder submitting a shareholder proposal, including the information required under Rule 14a-19(b) of the Exchange Act.
Copies of the full text of the bylaw provision relating to advance notice can be obtained by writing to Joseph Coccia, Secretary, at 102 East Drinker St., Dunmore, PA 18512.
RISK MANAGEMENT COMMITTEE
The Risk Management Committee operates under a written charter that has been approved by the Board of Directors. The charter is reviewed annually by the Risk Management Committee with any recommended changes approved by the Board of Directors. The current Risk Management Committee charter is available in the Investor Relations section on FNCB’s website at investors.fncb.com by clicking on Governance, Governance Documents and then selecting “Risk Management Committee Charter.” The Risk Management Committee is responsible for ensuring management has established an enterprise-wide risk management program and for providing oversight and guidance to management regarding FNCB’s risks. The Risk Management Committee has authority to retain independent counsel, experts and advisors it believes are appropriate in carrying out its duties, including the authority to approve the advisor’s fees and other terms of retention. The Risk Management Committee also has the authority to delegate responsibility to subcommittees.
FNCB Bancorp, Inc. Notice of 2023 Annual Meeting and Proxy Statement 17

BOARD DIVERSITY MATRIX
The Board believes it is important to consider diversity of race, ethnicity, gender, sexual orientation, age, education, cultural background and professional experiences in evaluating board candidates in order to provide practical insights and diverse perspectives. The following table provides an overview of the diversity of our directors and nominees for director.
Board Diversity Matrix as of March 23, 2023
Total Number of Directors	11
	Female	Male	Non-Binary	Did not Disclose Gender
Part I: Gender Identity
Directors	1	10	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	1	10	—	—
Two or more races or ethnicities	—	—	—	—
LGBTQ+	—
Did not disclose demographic background	—
CODE OF ETHICS
FNCB has adopted a Code of Business Conduct and Ethics (the “Code”) that applies to FNCB’s directors, officers and employees, including the President and Principal Executive Officer (“PEO”), Principal Financial Officer (“PFO”) and Principal Accounting Officer (“PAO”). The Code includes guidelines relating to compliance with laws, the ethical handling of actual or potential conflicts of interest, the use of corporate opportunities, protection and use of FNCB’s confidential information, accepting gifts and business courtesies, accurate financial and regulatory reporting, and procedures for promoting compliance with, and reporting violations of, the Code. The Code is available in the Investor Relations section on FNCB’s website at investors.fncb.com by clicking on Governance, Governance Documents, and then selecting “Code of Business Conduct and Ethics.” FNCB intends to post any amendments to the Code on its website and to disclose any waivers (to the extent applicable to FNCB’s President and PEO, PFO or PAO) on a Form 8-K within the prescribed time period.
SECURITY HOLDER COMMUNICATIONS
Any security holder who wishes to communicate with the Board of Directors may send correspondence to Joseph Coccia, Secretary, at 102 East Drinker St., Dunmore, PA 18512, or by sending an electronic message to corporatesecretary@fncb.com. Mr. Coccia will submit your correspondence to the Board of Directors or the appropriate committee as applicable.
18

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE (CONT.)
DIRECTOR COMPENSATION
The following table sets forth information regarding compensation paid to, or earned by, non-employee directors of FNCB during the fiscal year ended December 31, 2022 for service as members of FNCB’s and the Bank’s Boards of Directors as applicable. Directors who also are FNCB or Bank employees (currently Mr. Champi) do not receive any compensation or other fees for service as a Board member.
Name and Principal Position	Fees Earned or Cash Paid	Stock Awards(4)	Total
William G. Bracey	$32,500	$ 15,000	$47,500
Gerard A. Champi	—	—	—
Joseph Coccia	32,500	15,000	47,500
William P. Conaboy, Esquire (1)	7,500	—	7,500
Dominick L. DeNaples (2)	15,000	—	15,000
Joseph L. DeNaples, Esquire	30,500	15,000	45,500
Louis A. DeNaples	32,000	15,000	47,000
Louis A. DeNaples, Jr., M.D.	30,000	15,000	45,000
Keith W. Eckel	35,000	15,000	50,000
Kathleen McCarthy Lambert	34,500	15,000	49,500
Thomas J. Melone, CPA	37,000	15,000	52,000
John P. Moses, Esquire (3)	27,083	15,000	42,083
(1)	William P. Conaboy, Esquire was appointed director effective October 1, 2022.
(2)	Fees for serving as Director Emeritus.
(3)	John P. Moses, Esquire passed away on October 31, 2022.
(4)
The amounts listed represent the grant date fair market value of the shares computed in accordance with ASC Topic 718. Additional information about FNCB’s accounting for stock-based compensation is contained in Note 2 and Note 13 of FNCB’s Annual Report on Form 10-K filed with the SEC for the fiscal year ended December 31, 2022.

Directors are not paid for their attendance at FNCB’s board meetings. All non-employee members of the Bank’s Board of Directors receive an annual retainer of $30,000 paid on a per month basis, for each month or portion thereof that the director serves as a director of the Bank. Non-employee directors who are members of the Bank's Director's Loan Committee receive an annual retainer of $2,000, paid on a per month basis for each month or portion thereof that he/she serves on the committee. Additionally, non-employee directors who serve as committee chairperson receive the following annual retainers, which are paid on a per month basis for each month or portion thereof that he/she serves as chairperson: 1) Audit Committee and Director's Loan Committee chairpersons each receive $5,000; and 2) ALCO Committee, Compensation Committee, Nominating and Governance Committee and Risk Management Committee chairpersons each received $2,500. Dominick L. DeNaples, received an annual fee of $15,000 paid on a per month basis, in 2022 for serving as Director Emeritus. The aggregate amount of director fees, including stock awards and advisory board and director emeritus fees, paid in 2022 was $469,858.
FNCB Bancorp, Inc. Notice of 2023 Annual Meeting and Proxy Statement 19

Deferred Compensation Plan
Directors serving on the Board of Directors of the Bank are entitled to participate in the Bank’s Deferred Compensation Plan. Under the Deferred Compensation Plan, directors may voluntarily defer up to 50% of the director fees paid to them for service on the Board of Directors of the Bank. Participants are vested in their account balances in the Deferred Compensation Plan. As such, upon ceasing to serve as a director for any reason whatsoever, voluntary or involuntary, including involuntary termination for cause, termination on a change of control, voluntary termination, early retirement or because of death or disability, the amount of the Deferred Compensation Plan account balance will be payable pursuant to the terms of the Deferred Compensation Plan. Amounts payable under the Deferred Compensation Plan are unsecured, unfunded obligations of the Bank.
Directors’ Stock Plan
Directors who are not employees or officers of FNCB or the Bank are eligible to participate in the LTIP and, if approved by the shareholders pursuant to Proposal 3, the Equity Plan. On July 1, 2022, 1,869 shares of FNCB's common stock were granted under the LTIP to each of FNCB Bank's nine non-employee directors, or 16,821 shares in the aggregate. The shares of common stock vested immediately to each director upon grant. The fair value on the grant date was $8.03 per share, or $135 thousand in aggregate, which was included in directors’ fees in 2022.
20

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

PRINCIPAL OWNERS
The following table sets forth, as of March 23, 2023, information about the number of shares held by persons FNCB knows to be the beneficial owners of more than 5.0% of FNCB’s outstanding common stock. As of March 23, 2023, FNCB has 19,682,689 shares of common stock outstanding and entitled to vote.
Name and Address	Shares Beneficially Owned (1)	Percent of Outstanding Common Stock Beneficially Owned
Louis A. DeNaples 400 Mill Street Dunmore, PA 18512	2,063,863	10.49%
(1)
All shares are owned individually or jointly with holder's spouse unless otherwise indicated. For additional details on the shares beneficially owned, see information on “Beneficial Ownership by Directors, Executive Officers and Nominees” on the following page.

FNCB Bancorp, Inc. Notice of 2023 Annual Meeting and Proxy Statement 21

BENEFICIAL OWNERSHIP BY DIRECTORS, NOMINEES FOR DIRECTOR AND EXECUTIVE OFFICERS
The following table sets forth certain information regarding ownership of FNCB’s common stock as of March 23, 2023 by: (i) each director; (ii) each of FNCB’s named executive officers; and (iii) all executive officers and directors of FNCB as a group. The address of each of the beneficial owners identified is 102 E. Drinker Street, Dunmore, PA 18512. Except as otherwise indicated, each person included in this table owns his or her shares directly and possesses sole voting and sole investment power with respect to all such shares, none of which are pledged as security. Except as set forth under “Principal Owners” and below, FNCB knows of no other person or persons who beneficially owns more than 5.0% of FNCB’s common stock. Further, FNCB is not aware of any arrangement which at a subsequent date may result in a change of control of FNCB.
Name of Beneficial Owner	Position	Total Shares Beneficially Owned	Percentage of Total Shares Beneficially Owned (11)
William G. Bracey (1)	Director	168,765	*
Joseph Coccia (2)	Director, Secretary	228,315	1.16%
William P. Conaboy, Esquire (3)	Director	2,000	—
Dominick L. DeNaples (4)	Director, Former Director Emeritus and Former Chairman of the Board	93,322	*
Joseph L. DeNaples, Esquire	Director	329,673	1.67%
Louis A. DeNaples (5)	Director, Chairman of the Board	2,063,863	10.49%
Louis A. DeNaples, Jr. (6)	Director, Vice Chairman of the Board	310,697	1.58%
Keith W. Eckel	Director	18,904	*
Kathleen McCarthy Lambert, CPA (7)	Director	14,932	*
Thomas J. Melone, CPA	Director	12,813	*
Gerard A. Champi (8)	Director, President and Chief Executive Officer	93,025	*
James M. Bone, Jr., CPA (9)	Executive Vice President and Chief Financial Officer/Treasurer	49,279	*
James F. Burke (10)	Executive Vice President and Chief Banking Officer	1,411	*
	All current directors and executive officers as a group (26 persons)(12)	3,539,251	17.98%
*	Indicates ownership of less than 1%.
(1)	Includes: 26,373 shares held individually by Mr. Bracey; and 142,392 shares held by a business which is 100.00% owned by Mr. Bracey.
(2)	Includes: 21,359 shares held individually by Mr. Coccia; and 206,956 shares held by a family limited partnership.
(3)	Shares held jointly with Attorney Conaboy’s spouse.
(4)
Includes: 6,260 shares held individually by Mr. DeNaples; 84,623 shares held jointly with Mr. DeNaples’ spouse; and 2,439 shares held by a business in which he is a 33.33% owner with his brother, Louis A. DeNaples.

(5)
Includes: 2,037,651 shares held individually by Mr. DeNaples; 17,816 shares owned individually by his spouse; 5,957 shares owned jointly with Mr. DeNaples’ spouse; and 2,439 shares held by a business in which he is a 33.33% owner with his brother, Dominick L. DeNaples.

(6)
Includes: 276,315 shares held individually by Dr. DeNaples, Jr.; 29,425 shares held jointly with Mr. DeNaples’ spouse and children; 3,417 shares as custodian for Dr. DeNaples’ children under the Uniform Transfer to Minors Act (“UTMA”); and 1,540 shares as custodian for Dr. DeNaples’ nephew under UTMA.

(7)	Includes: 12,432 shares held individually by Mrs. Lambert; and 2,500 shares owned jointly with Mrs. Lambert’s spouse.
(8)
Includes: 43,068 shares held individually by Mr. Champi; 36,979 shares held jointly with Mr. Champi’s spouse; and 12,978 shares of restricted stock awarded under the LTIP that will vest on May 15, 2023.

(9)
Includes: 17,611 shares held individually by Mr. Bone; 19,114 shares held jointly with Mr. Bone’s spouse; 6,100 shares held jointly with Mr. Bone’s father and three of his siblings; 944 shares held individually by Mr. Bone’s spouse; and 5,510 shares of restricted stock awarded under the LTIP that will vest on May 15, 2023.

22

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT (CONT.)
(10)	Includes: 255 shares held individually by Mr. Burke; and 1,156 shares of restricted stock awarded under the LTIP that will vest on May 15, 2023.
(11)
Percentages are calculated in accordance with Rule 13d-3 under the Exchange Act, and represent a percentage of the sum of 19,682,689 shares issued, outstanding and entitled to vote as of March 23, 2023 plus the number of shares of restricted stock for the individual that will vest on May 15, 2023. Certain shares beneficially owned by FNCB’s directors and executive officers may be held in accounts with third-party firms, where such shares may from time to time be subject to a security interest for margin credit provided in accordance with such firm’s policies.

(12)	Includes 47,507 shares of restricted stock for the group that will vest on May 15, 2023.
DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires FNCB’s officers and directors, and persons who own more than ten percent of a registered class of FNCB’s equity securities (“10% Shareholders”) to file reports of ownership and changes in ownership with the SEC. Officers, directors and 10% Shareholders are required to furnish FNCB with copies of all Section 16(a) forms they file.
FNCB reviewed the copies of such reports received and the written representations from the officers, directors and 10% shareholders. Based on this review, FNCB believes that all such filing requirements were met during 2022.
FNCB Bancorp, Inc. Notice of 2023 Annual Meeting and Proxy Statement 23

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

FNCB and the Bank have engaged in and intend to continue to engage in banking and financial transactions in the ordinary course of business with directors and officers of FNCB and the Bank and their affiliates on comparable terms and with similar interest rates as those prevailing from time to time for other customers not related to FNCB or the Bank. FNCB’s Code of Business Conduct and Ethics applies to all directors, officers, and employees of FNCB and provides guidelines for those covered persons who may have a potential or apparent conflict of interest. Pursuant to the Code, a “conflict of interest” exists any time a covered person’s private interest interferes/conflicts, or even appears to interfere/conflict, in any way with the interests of FNCB and the Bank. Under the Code, if a conflict of interest arises, the Board must act with care to avoid even the appearance that any actions were not in the best interest of FNCB and the Bank.
Board of Directors’ approval is required for FNCB to do business with a company in which a member of the Board of Directors, an officer, an employee or a family member of a director, officer or employee owns, directly or indirectly, an interest. To identify related party transactions, each year, FNCB submits and requires its directors and officers to complete Director and Officer Questionnaires identifying any transaction with FNCB or any of its subsidiaries in which the officer or director or their family members have an interest. The Board of Directors reviews related party transactions due to the potential for a conflict of interest. Each year, FNCB’s directors and executive officers also review our Code.
Additionally, FNCB has further obligations for the review and approval of loans that are made to directors and officers pursuant to Regulation O (Loans to Executive Officers, Directors and Principal Shareholders of Member Banks) and FNCB’s written Loan Policy. Any business dealing, including extensions of credit, between FNCB or the Bank and a director or officer of FNCB or the Bank, or with an affiliate of a director or officer, other than a deposit, trust service or other product or service provided by a bank in the ordinary course of business, is required to be approved by a majority of disinterested directors. In considering a proposed insider transaction, the disinterested directors are to reasonably determine whether the transaction would be in the best interest of FNCB or the Bank and whether the terms and conditions, including price, are substantially the same as those prevailing at the time for comparable transactions with non-insiders. The responsibility for monitoring compliance with Regulation O rests with the Bank’s Credit Administration Unit and Internal Auditor as required by the Bank’s Loan Policy.
There were no loan transactions originated during 2022 which were required to be reported where such policy and procedures were not followed. Loans to directors, executive officers and their related parties (i) were made in the ordinary course of business, (ii) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons not related to FNCB or Bank and (iii) did not involve more than the normal risk of collection or present other unfavorable features.
In the course of its operations, FNCB acquires goods and services from and transacts business with various companies of related parties. FNCB believes these transactions were made on the same terms as those for comparable transactions with unaffiliated parties. FNCB recorded aggregate payments for these services of $0.5 million in 2022 and $2.0 million in 2021. None of these transactions exceeded $120 thousand, except as described below.
Louis A. DeNaples’ son-in-law who is also the brother-in-law to Louis A. DeNaples, Jr. is a principal owner of an insurance agency that writes insurance for FNCB. The total amount paid by FNCB for insurance premiums and commissions was approximately $471 thousand in 2022 and $453 thousand in 2021. Mr. DeNaples’ son-in-law acts as an agent and derives a commission on the placement of insurance coverage. These services were awarded based on the results of a competitive bidding process.
24

INFORMATION ABOUT FNCB’s EXECUTIVE OFFICERS

Information as of March 23, 2023, regarding persons who are executive officers of FNCB or the Bank and who are not directors of FNCB is set forth below. Except as otherwise indicated, the occupation listed has been such person’s principal occupation for at least the last five years.
James M. Bone, Jr., CPA

Mr. James M. Bone, Jr., 61, is Executive Vice President and Chief Financial Officer/Treasurer of FNCB and the Bank, a position he has held since September 2012. Mr. Bone has been with the Bank since 1986 and has served in various leadership roles in Finance, Retail and Commercial Sales, Compliance, Operations and Technology and Internal Audit. Mr. Bone is a licensed Certified Public Accountant and is an active member of several professional, business and community organizations including the American Institute of Certified Public Accountants and Pennsylvania Institute of Certified Public Accountants. Mr. Bone is a former member of the Issuer Advisory Council of the OTCQX and a former member of the Advisory Board for the Federal Home Loan Bank of Pittsburgh. Mr. Bone is also active in the community with King’s College and currently serves as Vice President of Finance and Board Member of the Northeastern Pennsylvania Council Boy Scouts of America.

James F. Burke

Mr. James F. Burke, 54, is Executive Vice President and Chief Banking Officer, a position he has held since February 2021. Mr. Burke has more than 29 years of managerial and sales experience in banking. Prior to joining the Bank, he was the Executive Vice President, Chief Lending Officer at Wayne Bank from October 2013 to February 2021 where he was responsible for the overall sales, service, and operations of the Commercial Banking Division in Pennsylvania and New York. Mr. Burke currently serves as Chairperson to Jay S. Sidhu School of Business and Leadership Advisory Board at Wilkes University.

Cathy J. Loomis

Ms. Cathy J. Loomis, 49, is Senior Vice President and Credit Administration Officer of the Bank, a position she has held since September 2013. Ms. Loomis has been with the Bank since 1995. Her previous roles include Senior Vice President and Credit Administration Manager from 2010 until September 2013 and Vice President, Credit Department Manager from 2004 to 2009.

Gary P. Cook

Mr. Gary P. Cook, 74, is Executive Vice President and Equipment Finance Officer, a position he has held since October 2021. Mr. Cook brings to FNCB more than 50 years of banking, commercial equipment financing and leasing experience. Mr. Cook founded Bank Capital Services in June 1995, which became F.N.B. Equipment Finance through a merger with First National Bank. Mr. Cook served as President and CEO of Bank Capital Services and later F.N.B. Equipment Finance from June 1995 to June of 2020. Mr. Cook was retired from July 2020 until September 2021.

FNCB Bancorp, Inc. Notice of 2023 Annual Meeting and Proxy Statement 25

Mary Griffin Cummings, Esq.

Ms. Mary Griffin Cummings, 60, is Executive Vice President and General Counsel of the Bank, a position she has held since October 1, 2012. Prior to joining the Bank, she was Associate General Counsel, Resident Counsel and General Counsel for Wyoming Valley Health Care System, Inc. (“WVHCS”), a large health care system previously located in Wilkes-Barre, Pennsylvania, from May 2000 to May 2009. From May 2009 through October 2012, Ms. Cummings practiced law both in her own private practice and for Wyoming Valley Health and Education Foundation and WVHCS Retention Company. Ms. Cummings is a licensed attorney and admitted to practice law in the Courts of the Commonwealth of Pennsylvania and the United States District Court for the Middle District of Pennsylvania. She is a member of the Wilkes-Barre Law and Library Association and the Pennsylvania Bar Association. Ms. Cummings serves on the Board of Directors of the Pennsylvania Bankers Association and the Board of Governors, serving as Chairperson, of Bankers Settlement Services–Capital Region, a title agency wherein FNCB Bank has an equity interest. Ms. Cummings serves as Chair and Board member of the Catherine McAuley Center, Scranton, PA and Co-Chair of the Nominating and Governance Committee of the McGlynn Learning Center, Wilkes-Barre, PA. Ms. Cummings also serves on the Northeastern PA Board of Directors of the American Red Cross.

Aaron J. Cunningham

Mr. Aaron J. Cunningham, 46, is Executive Vice President and Chief Credit Officer of the Bank, a position he has held since June 7, 2018. Prior to joining the Bank, he was employed by Penns Woods Bancorp, Inc., a bank holding company operating Jersey Shore State Bank and Luzerne Bank. He served as Senior Vice President and Chief Credit Officer of Penns Woods Bancorp, Inc. from November 2015 through May 2018, and Vice President/Credit Department Manager from 2010 through November 2015. In total, he has 25 years banking experience in various roles. Mr. Cunningham served in various leadership roles with Leadership Lycoming, Habitat for Humanity and Valley Prevention Services, and contributed as a business partner with Lock Haven University’s Business Program.

Richard D. Drust

Mr. Richard D. Drust, 62, is Senior Vice President and Retail Banking Officer of the Bank, a position he has held since February 2014. Mr. Drust has over 35 years of banking experience serving in various retail banking management positions for several different banks. Mr. Drust serves on the board of Wyoming Valley Challenger Baseball and NEPA Inclusive both serving individuals in the community with intellectual disabilities.

Mary Ann Gardner, CRCM

Ms. Mary Ann Gardner, 65, is Senior Vice President and Compliance Officer of the Bank, a position she has held since April 2013. Ms. Gardner also serves as the Bank Secrecy Act (“BSA”) Officer and Community Reinvestment Act (“CRA”) Officer for the Bank. Ms. Gardner is a Certified Regulatory Compliance Manager (“CRCM”) and has been an employee of the Bank since 1976 with previous roles including Vice President and Compliance, BSA and CRA Officer from April 2013 to April 2014, Assistant Vice President, Compliance and CRA Officer from June 2011 to April 2013 and Assistant Vice President and Regulatory Compliance Manager from June 2010 to June 2011.

26

INFORMATION ABOUT FNCB’s EXECUTIVE OFFICERS (CONT.)
Dawn D. Gronski

Ms. Dawn D. Gronski, 52, is Senior Vice President and Human Resources Officer, a position she has held since March 2017. Ms. Gronski has been an employee of the Bank since 1998, with her previous roles including Vice President and Compensation and Benefits Officer from April 2013 to March 2017; and Assistant Vice President and Payroll/HRIS Administrator from June 2010 to March 2013. Ms. Gronski serves as the treasurer of the Scranton Civic Ballet Company and has served as a member of its Board since 2009.

Amy M. Kelley, CPA

Ms. Amy M. Kelley, CPA, 36, is Senior Vice President and Operations Officer of the Bank, a position she has held since August 2021. Ms. Kelley has been an employee of the Bank since 2010, with her previous roles including Vice President and Financial Performance Officer May 2019 to August 2021; Vice President and Assistant Controller January 2015 to May 2019; and Accounting Manager April 2013 to January 2015. Ms. Kelley is a licensed Certified Public Accountant and is an alumna of the Leadership Lackawanna program.

Lisa L. Kinney

Ms. Lisa L. Kinney, 53, is Senior Vice President and Retail Lending Officer of the Bank, a position she has held since September 2008. Ms. Kinney has been an employee of the Bank since 1994, with her previous roles including Vice President and Indirect Lending Manager from January 2007 to September 2008; Vice President and Indirect Lending Officer from December 2005 to December 2006; and Assistant Cashier and Indirect Lending Officer from May 1998 to November 2005. Ms. Kinney serves as a Board Member of the Dunmore Lions Club and has served as Past-President.

Brian C. Mahlstedt

Mr. Brian C. Mahlstedt, 63, is Executive Vice President and Chief Lending Officer of the Bank, a position he has held since September 2013. Mr. Mahlstedt first joined the Bank in 1999 and served as Senior Vice President and Commercial Loan Officer until 2009. From 2011 to September 2013, when he rejoined the Bank, Mr. Mahlstedt was a Senior Vice President, Senior Commercial Loan Officer at Wayne Bank. Mr. Mahlstedt also served as Vice President, Senior Loan Officer at Pennstar Bank from 2009 to 2011.

William A. McGuigan, CPA

Mr. William A. McGuigan, CPA, 73, is Senior Vice President and Audit Officer of the Bank, a position he has held since June 2016. Previously, Mr. McGuigan was Audit Manager of the Bank from March 2012 to June 2016. Prior to joining the Bank, Mr. McGuigan was a partner in a local public accounting firm serving the Banking and Small Business sectors. He also spent 10 years leading corporate audit and accounting departments. Mr. McGuigan is a licensed Certified Public Accountant.

FNCB Bancorp, Inc. Notice of 2023 Annual Meeting and Proxy Statement 27

Stephanie A. Westington, CPA

Ms. Stephanie A. Westington, CPA, 57, is Senior Vice President and Chief Accounting Officer of the Bank, a position she has held since January 2022. Ms. Westington has been an employee of the Bank since July 2012, with her previous role as Senior Vice President and Controller until January 2022. Prior to joining the Bank, Ms. Westington was Director of Finance for Physicians Health Alliance, a physician’s group that was a member of the former Moses Taylor Health Care System, from March 2011 to July 2012. Ms. Westington is a licensed Certified Public Accountant and has previous banking experience from her time as Vice President of Finance at the former Community Bank and Trust Company from January 1998 to March 2011 and Assistant Vice President and Controller at the former LA Bank, N.A. from September 1990 to December 1997. Ms. Westington currently serves as President of the Board of Trustees of the Howard Gardner Multiple Intelligence Charter School, Scranton, PA.

Donna Yanuzzi

Ms. Donna Yanuzzi, 62, is Senior Vice President and Director of Equipment Finance of the Bank, a position she has held since November 2021 when she joined the Bank. Prior to joining the Bank, Ms. Yanuzzi was Managing Director of Sales and Marketing for F.N.B. Equipment Finance from July 2020 to November 2021, and Director of Vendor and Small Business Banking at F.N.B. Equipment Finance from September 2016 to July 2020. Ms. Yanuzzi is a member of the Board of Trustees of the Equipment Leasing and Finance Foundation.

28

EXECUTIVE COMPENSATION

Overview
The series of tables that follow and accompanying narrative provide information about the compensation earned or paid in 2022 to FNCB’s named executive officers. At December 31, 2022, the following individuals were serving as our named executives:
•	Mr. Gerard A. Champi, the President and Chief Executive Officer and PEO of FNCB
•	Mr. James M. Bone, Jr., the Chief Financial Officer/Treasurer and PFO of FNCB
•	Mr. James F. Burke, Chief Banking Officer of the Bank
FNCB is committed to responsible compensation practices and strives to balance sound risk management with the need to attract, hire, motivate and retain executive team members who will maximize successful performance. FNCB intends to provide executives with a balanced mix of fixed and variable pay. The purpose of all incentive plans is to motivate, reward and reinforce performance and achievement of team and/or individual goals in support of FNCB’s strategic objectives for growth and profitability. They provide the opportunity for reward for meeting and exceeding established financial goals as well as recognition of individual achievements.
FNCB engages Blanchard Consulting Group (“Blanchard”) to provide compensation consulting services. During 2022, Blanchard was engaged to review and recommend enhancements to FNCB’s overall compensation program. Blanchard was chosen due to their extensive knowledge and experience in the financial services industry as well as their nationwide perspective. The Compensation Committee has evaluated the independence of Blanchard and concluded that no conflict of interest exists.
The Compensation Committee makes, or has final approval authority regarding, all compensation decisions with respect to each of our executive officers in order to provide them with competitive compensation for their respective positions and to provide opportunities based upon their contributions to FNCB’s development and financial success in accordance with the overall design of FNCB’s compensation package.
Input from management, including the President and Chief Executive Officer and the Human Resources Officer, along with FNCB’s external consultants was critical for the Board of Directors and Compensation Committee in making informed and appropriate decisions regarding compensation for executive officers other than the President and Chief Executive Officer. The Compensation Committee has the sole responsibility for setting the compensation for our President and Chief Executive Officer. Each member of management excuses himself or herself from all Board and Compensation Committee discussions of that individual’s compensation. For 2022, input from management included:
•	Performance summaries for management team members and recommendations regarding compensation; and
•	Data and recommendations for changes necessary to ensure the continued market competitive nature of FNCB’s overall compensation package and/or the individual components of executive compensation.
FNCB Bancorp, Inc. Notice of 2023 Annual Meeting and Proxy Statement 29

The overall executive compensation philosophy and strategy and primary objective of the Board of Directors with respect to executive compensation at FNCB is to provide a total compensation package that meets the following interrelated goals:
•	To be balanced and competitive in the external market in a manner consistent with FNCB’s size and industry;
•	To correlate with FNCB’s strategic business plan;
•	To align the interests of executives with those of shareholders;
•	To drive superior performance and reward executives for achievement;
•
To enable FNCB to attract, motivate, develop and retain key executives whose experience, expertise and abilities will promote FNCB’s performance for the benefit of its shareholders without encouraging undue risk-taking that could materially threaten the safety and soundness of FNCB;

•	To achieve an appropriate mix of fixed and variable compensation;
•	To equally support annual and long-term financial and strategic performance objectives as well as the stability of the organization;
•	To ensure compliance with applicable regulations;
•	To deliver executive compensation in a manner that is prudent and cost-effective; and
•	To support the mission, vision, and values of FNCB.
The named executive officers receive base salaries and various types of incentives commensurate with their positions, responsibilities, and accomplishments. Specifically, FNCB has a formal Executive Incentive Plan that links cash bonus awards to Bank-specific targets and individual performance factors. Under the terms of the Executive Incentive Plan, each year the Board of Directors establishes the Bank-wide financial targets which are utilized to trigger funding of the Executive Incentive Plan. Under the Executive Incentive Plan, Mr. Champi is eligible for a bonus of 30.0% of his base salary at target levels and each of the other named executive officers is eligible for a bonus of 18.0% of his or her base salary at target levels. For 2022, the Board of Directors approved return on average assets (“ROAA”) and net income as the Bank-wide performance factors. The Board of Directors believe that these performance factors align the interests of our executives with those of our shareholders and FNCB’s Strategic Plan. Under the Executive Incentive Plan, the Bank was required to meet both factors with ROAA weighted 60.0% and net income weighted 40.0%.
Based on its 2022 financial results, the Bank exceeded the budgetary targets for both performance factors, with ROAA of 1.24% being 115.9% of the target and net income of $20.9 million being 114.7% of the target.
Comparatively, for 2021, the Bank exceeded the budgetary targets for both performance factors, with ROAA of 1.36% being 117.2% of the target and net income of $21.2 million being 134.9% of the target.
Based on the 2022 performance results, on January 25, 2023, the Board of Directors authorized cash bonus awards under the EIP to be paid in the first quarter of 2023.
30

EXECUTIVE COMPENSATION (CONT.)
(dollars in thousands)	Performance Criteria					Actual Performance
	Weighting	Threshold (95%)	Target (100%)	Stretch Target (120%)	Maximum (135%)	2022 Results	Performance Value
Performance factor:
Return on average assets (ROAA)	60%	1.02%	1.07%	1.28%	1.44%	1.24%	81.38%
					(115.9% of Target)
Net income	40%	$ 17,290	$18,200	$21,840	$24,570	$20,876	53.53%
					(114.7% of Target)
Performance values (payout factor)		50%	100%	140%	170%		134.90%
In determining the appropriate types and amounts of compensation for the President and Chief Executive Officer each year, the Compensation Committee evaluates both corporate and individual performance. The corporate factors include the financial performance of FNCB as a whole, including return on shareholders’ equity, return on assets, asset quality and trends in the foregoing measures, the performance of FNCB’s stock price, comparative results achieved by FNCB’s peer group institutions, and progress in realizing FNCB’s long-term strategic plan. The individual factors include initiation and implementation of successful business strategies, development of an effective management team and leadership qualities.
In determining the appropriate types and amounts of compensation for the named executive officers other than the President and Chief Executive Officer, the Compensation Committee takes into consideration the officer’s experience, expected personal performance and total compensation levels for comparable positions.
FNCB Bancorp, Inc. Notice of 2023 Annual Meeting and Proxy Statement 31

Summary Compensation Table
Shown below is information concerning the total compensation awarded to, earned by, or paid to each of the named executive officers (“NEOs”) for services rendered in all capacities to FNCB and the Bank for the fiscal years ended December 31, 2022 and 2021.
Name and Principal Position	Year	Salary	Stock Awards (1)	Non Equity Incentive Plan Awards (2)	Non-qualified Deferred Compensation Earnings (3)	All Other Compensation (4)	Total
Gerard A. Champi, President and Chief Executive Officer of FNCB and the Bank	2022	$384,899	$115,583	$153,500	$38,891	$176,417	$869,290
	2021	369,214	72,347	164,750	27,473	186,002	819,786
James M. Bone, Jr., Executive Vice President and Chief Financial Officer/Treasurer of FNCB and the Bank	2022	$266,346	$48,007	$65,000	$14,766	$85,685	$479,804
	2021	258,363	32,230	69,500	10,228	88,149	458,470
James F. Burke, Executive Vice President and Chief Banking Officer of the Bank	2022	$241,963	$43,621	$59,500	$2,759	$78,575	$426,418
(1)
The amounts listed represent the grant date fair market value of the shares computed in accordance with ASC Topic 718. Additional information about FNCB’s accounting for stock-based compensation is contained in Note 2 and Note 14 of FNCB’s Annual Report on Form 10-K filed with the SEC for the fiscal year ended December 31, 2022.

(2)
The amounts listed represent the amounts earned by the named executive officers under FNCB’s Executive Incentive Plan for each fiscal year. Mr. Champi’s incentive award was paid on March 3, 2023. The incentive awards for Messrs. Bone and Burke were paid on February 17, 2023.

(3)	The amounts listed reflect on the earnings on the balances in the named executive officers non-qualified deferred compensation plan and supplemental retirement plan accounts.
(4)	The following table provides the detail for the amount presented under “All Other Compensation” paid to or earned by each of FNCB’s named executive officers for the 2022 fiscal year.
Benefits and Perquisites	Gerard A. Champi	James M. Bone, Jr.	James F. Burke
FNCB annual contributions to SERP	$35,000	$25,000	$20,000
FNCB performance-based contribution	116,500	38,000	37,500
FNCB contributions to 401 (k) Plan	12,200	12,200	12,079
Automobile allowance	3,529	3,465	3,626
Country club dues	8,607	6,415	5,370
Other	581	605	—
Total	$176,417	$85,685	$78,575
32

EXECUTIVE COMPENSATION (CONT.)
Pay Versus Performance
Year	Summary Compensation Table Total for CEO	Compensation Actually Paid (CAP)(1)	Average Summary Compensation Table Total for Other NEOs(2)	Average Compensation Actually Paid for Other NEOs	Value of Initial Fixed $100 Investment Based on Total Shareholder Return (TSR)	Net Income (in thousands)
2022	$869,290	$810,461	$453,111	$436,702	$130.97	$20,445
2021	819,786	956,895	430,618	484,270	173.16	21,371
(1)	Gerard A. Champi was the CEO in both 2022 and 2021.
(2)	The other NEOs were James M. Bone, Jr. and James F. Burke for 2022 and James M. Bone, Jr. and Brian C. Mahlstedt for 2021.
(3)
The following amounts were deducted from/added to Summary Compensation Table (“SCT”) total compensation in accordance with the SEC mandated adjustments to calculate Compensation Actually Paid (“CAP”) to FNCB's PEO and average CAP to FNCB’s non-PEO NEOs. The fair value of stock awards was determined using methodologies and assumptions developed in a manner substantively consistent with those used to determine the grant date fair value of such awards.

PEO SCT Total to CAP Reconciliation
Fiscal Year	2022	2021
SCT Total	$869,290	$819,786
- Grant date fair value of stock awards granted in fiscal year	(115,584)	(72,347)
+ Fair value at fiscal year end of outstanding unvested stock awards granted in fiscal year	98,438	128,353
+ Change in fair value of outstanding unvested stock awards granted in prior fiscal years	(27,727)	73,698
+ Fair value of vesting of stock awards granted in fiscal year that vested during the fiscal year	—	—
+ Change in fair value as of vesting date of stock awards granted in prior fiscal years for which applicable vesting conditions were satisfied during the fiscal year	(13,956)	7,405
- Fair value as of prior fiscal year end of stock awards granted in prior fiscal year that failed to meet applicable vesting conditions during the fiscal year	—	—
Compensation Actually Paid	810,461	956,895
Non‐PEO NEO Average SCT Total to Average CAP Reconciliation
Fiscal Year	2022	2021
SCT Total	$453,111	$430,618
- Grant date fair value of stock awards granted in fiscal year	(45,814)	(30,568)
+ Fair value at fiscal year end of outstanding unvested stock awards granted in fiscal year	39,018	50,774
+ Change in fair value of outstanding unvested stock awards granted in prior fiscal years	(6,408)	30,317
+ Fair value of vesting of stock awards granted in fiscal year that vested during the fiscal year	—	—
+ Change in fair value as of vesting date of stock awards granted in prior fiscal years for which applicable vesting conditions were satisfied during the fiscal year	(3,205)	3,129
- Fair value as of prior fiscal year end of stock awards granted in prior fiscal year that failed to meet applicable vesting conditions during the fiscal year	—	—
Compensation Actually Paid	436,702	484,270
FNCB Bancorp, Inc. Notice of 2023 Annual Meeting and Proxy Statement 33

Comparison of Compensation Actually Paid to TSR
$1,000,000
$900,000
$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$-
Compensation Actually Paid
$200.00
$180.00
$160.00
$140.00
$120.00
$100.00
$80.00
$60.00
$40.00
$20.00
$-
Total Shareholder Return
$173.16
$130.97
2021
2022
CAP to CEO
Average CAP to Other NEOs
TSR

Comparison of Compensation Actually Paid to Net Income
Compensation Actually Paid
$1,000,000
$900,000
$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$-
Net Income
$22,500
$20,000
$17,500
$15,000
$12,500
$10,000
$7,500
$5,000
$2,500
$-
$21,371
$20,445
2021
2022
CAP to CEO
Average CAP to Other NEOs
Net Income

34

EXECUTIVE COMPENSATION (CONT.)
Outstanding Equity Awards at Fiscal Year End
The following table summarizes the equity awards FNCB has made to our 2022 named executive officers which were outstanding at December 31, 2022. All options were granted with an exercise or base price of 100% of market value as determined in accordance with the applicable plan. The number of shares subject to each award as well as the exercise and/or base price has been adjusted to reflect all stock dividends and stock splits effected after the date of such award but have not otherwise been modified.
	Outstanding Equity Awards at Fiscal Year End
	Option Awards			Stock Awards
Name and Principal Position	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#) (1)	Market Value of Shares or Units of Stock that Have Not Vested ($) (2)
Gerard A. Champi, President and Chief Executive Officer	—	—	$ —		38,912	$319,468
James M. Bone, Jr., Executive Vice President and Chief Financial Officer	—	—	$ —		16,421	$134,816
James F. Burke, Executive Vice President and Chief Banking Officer	—	—	$ —		5,528	$45,385
(1)	Shares of restricted stock granted to all the named executive officers generally vest in five equal installments over a five-year period on May 15 of each year.
(2)	Based on the closing market value of FNCB’s common stock on December 31, 2022 of $8.21 per share, as reported on Nasdaq for the last trading day of the year.
Securities Authorized for Issuance Under Equity Compensation Plans
The following table summarizes information, as of December 31, 2022, with respect to compensation plans under which equity securities of FNCB are authorized for issuance:
Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted- average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders	—	N/A	596,029
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	—	N/A	596,029
FNCB Bancorp, Inc. Notice of 2023 Annual Meeting and Proxy Statement 35

Employment Arrangements
FNCB and the Bank have entered into an Employment Agreement with Mr. Bone and the Bank has entered into Employment Agreements with Mr. Champi and Mr. Mahlstedt. Employment Agreements are commonly used by the banking industry and by FNCB’s peer group to retain key executives and define an overall compensation package that is aligned with shareholder interests. Below is a summary of each named executive officer’s Employment Agreement.
The provisions under the Employment Agreements include the named executive officer’s initial base salary, subject to annual review adjustments by the Compensation Committee and the Board. Each of the Employment Agreements also state that the named executive officer is eligible to participate in FNCB’s Executive Incentive Plan and Long-Term Incentive Plan according to the terms of those Plans. Each such Employment Agreement also states that each named executive officer will be provided with a Supplemental Retirement Plan. Each such Employment Agreement specifies that each named executive officer will be reimbursed for annual country club dues and use of a Bank provided automobile. Each named executive officer’s Employment Agreement has a term of three years, with consideration for an annual renewal of an additional three years on March 31st of each calendar year. Each named executive officer’s Employment Agreement includes a non-compete clause which will be in effect for twelve months after an involuntary separation by the Bank or after a Change of Control termination as defined in his Agreement.
Potential Payments upon Termination or Change in Control
In the event of a Change of Control during which his employment with the Bank is terminated “without cause” (as defined in the Employment Agreements), i) within 120 days immediately prior to and in conjunction with a Change in Control or within one year following consummation of a Change in Control or ii) the terms and conditions of his position are substantially altered as defined in the Employment Agreement, each named executive officer will receive a total severance payment equal to 2.99 years base salary at the highest rate in effect during the 12-month period immediately preceding his last day of employment plus the average Executive Incentive Plan cash award received over the last three preceding years. Each named executive officer will remain eligible to participate in the Bank’s medical benefits program while receiving severance.
In the event that the named executive officer is released “without cause” while the Employment Agreement is in effect, he will receive a total severance payment equal to 2.99 years base salary at the highest rate in effect during the 12-month period immediately preceding his last day of employment plus the average cash award paid to him over the last three preceding years from the Executive Incentive Plan.
Each named executive officer will remain eligible to participate in the Bank’s medical benefits program while receiving severance from either involuntary separation not for cause or because of a Change of Control (as defined in the Employment Agreements).
Each named executive officer’s Employment Agreement would terminate upon his death except that any remaining separation payments due to the named executive officer as a result of a change of control or involuntary separation not for cause will be paid to the named executive officer’s beneficiary.
Notwithstanding any other provisions of the LTIP, and except as otherwise provided in an award agreement, if there is a change in control, all stock-based awards granted under the LTIP will immediately vest 100% for each Participant, including incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock and restricted stock units. However, no stock-based award granted or made during a period when FNCB is subject to FDIC Part 359 golden parachute requirements will be subject to acceleration of vesting pursuant to the LTIP. In addition, no stock-based awards, whenever granted or made, will vest if the Change in Control occurs during a period when FNCB is subject to FDIC Part 359.
The foregoing narrative regarding payments on a change in control or other termination of employment does not reflect payments that would be provided to each named executive officer under the 401(k) Plan
36

EXECUTIVE COMPENSATION (CONT.)
following termination of employment, or under FNCB’s disability or life insurance plan in the event of death or disability, as applicable, on the last business day of the fiscal year ended December 31, 2022 because these plans are generally available to all regular salaried employees.
Inter-Relationship of Elements of Total Compensation and Outcome of 2022 Say-on-Pay Vote
FNCB’s executive compensation philosophy and strategy is intended to be competitive in the marketplace to reward executives for strong performance through multiple compensation vehicles. All the components are balanced, integrated, and designed to provide a total compensation environment which will enhance the executives’ relationship with FNCB and support the growth of overall shareholder value.
The various elements of the total compensation package are subtly interrelated but are intended to focus the executive on both short-term and long-term performance of FNCB. While there is not a direct relationship between components, if in a given year the Board of Directors or Compensation Committee decides, for purposeful reasons, to “overweight” one component of total compensation (as compared to the market) they may “underweight” another so that total compensation remains competitive.
FNCB provides its shareholders with the opportunity to cast an annual advisory vote on executive compensation, commonly referred to as a say-on-pay vote. At FNCB’s Annual Meeting of Shareholders held in May 2022, approximately 94.8% of the votes cast on the say-on-pay proposal at the meeting were voted in favor of our executive compensation program. The Compensation Committee believes this vote affirms the shareholders’ support of FNCB’s approach to executive compensation; however, the Compensation Committee will continue to oversee the executive compensation programs consistent with objectives set forth herein and consider the outcome of FNCB’s future say-on-pay votes, regulatory changes and best practices in the industry when making future compensation decisions for the named executive officers.
FNCB Bancorp, Inc. Notice of 2023 Annual Meeting and Proxy Statement 37

PROPOSAL 2

ADVISORY VOTE ON COMPENSATION OF FNCB’S NAMED EXECUTIVE OFFICERS
Pursuant to SEC rules, our Board annually asks our shareholders to vote in favor of an advisory proposal to approve the compensation of its named executive officers, as disclosed under the heading “Executive Compensation” in the Compensation Discussion and Analysis, the compensation tables, and any related material contained in this Proxy Statement.
This proposal, commonly known as a “Say-on-Pay” proposal, gives you as a shareholder the opportunity to endorse or not endorse FNCB’s executive pay program and policies through a non-binding advisory vote on the following resolution:
“Resolved, that the Shareholders approve the compensation of FNCB’s named executive officers, as disclosed under the heading “Executive Compensation,” the compensation tables and any related material contained in this Proxy Statement.”
The vote on this proposal is advisory and non-binding. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.
FNCB’s BOARD OF DIRECTORS RECOMMEND A VOTE FOR THIS PROPOSAL TO APPROVE, ON AN ADVISORY BASIS, THE NAMED EXECUTIVE OFFICERS’ COMPENSATION AS DISCLOSED PURSUANT TO ITEM 402 OF REGULATION S-K, INCLUDING THE DISCLOSURES UNDER THE HEADING “EXECUTIVE COMPENSATION,” THE COMPENSATION TABLES, AND ANY RELATED INFORMATION CONTAINED IN THIS PROXY STATEMENT. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF PROPOSAL 2 UNLESS SHAREHOLDERS SPECIFY OTHERWISE.

38

PROPOSAL 3

TO APPROVE THE ADOPTION OF THE FNCB BANCORP, INC. 2023 EQUITY INCENTIVE PLAN
Upon the recommendation of the Company’s Compensation Committee, the proposed FNCB Bancorp, Inc. 2023 Equity Incentive Plan (“Equity Plan”) was formally approved and adopted by the Company’s Board of Directors on March 22, 2023 (the “Effective Date”) and will serve as a successor to the Company’s 2013 Long-Term Incentive Plan, as amended (the “Prior Plan”). The Equity Plan is designed to provide a means to attract, retain and reward individuals who contribute to the long-term success of FNCB and its subsidiaries, including the Bank, and to further align their interests with those of the Company’s shareholders through the ownership of the Company’s common stock. The proposed Equity Plan design provides the Administrator (as defined below) with authority to offer several different types of awards including Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units. We have initially reserved 2,000,000 shares of the Company’s Common Stock, plus (a) any shares of common stock reserved, but not issued or subject to outstanding awards or granted under the Prior Plan on the Effective Date, (b) shares of common stock that are subject to outstanding awards granted under the Prior Plan that cease to be subject to such awards by forfeiture or otherwise after the Effective Date or (c) shares of common stock issued under the Prior Plan that are repurchased by the Company at the original issue price. Capitalized terms in this Proposal 3, unless otherwise defined herein, have the meanings assigned to such terms in the Equity Plan provided as Annex A to this Proxy Statement. The Company encourages you to review the provisions of the Equity Plan.
The Effective Date of the Equity Plan is March 22, 2023, subject to approval by the Company’s shareholders at the Annual Meeting. The Equity Plan will remain in effect, subject to the right of the Board of Directors to terminate the Equity Plan at any time, until all Awards granted under the Equity Plan have been paid or otherwise disposed of in accordance with the provisions of the Equity Plan. Awards may not be made under the Equity Plan on or after March 22, 2033.
No Awards will be granted under the Equity Plan before it is approved by our shareholders. Awards under the Equity Plan will be made to eligible Participants at the discretion of the Administrator. As a result, it is not possible to determine the number or type of Awards that may be granted at this time.
If the Equity Plan is approved by the Company’s shareholders, the Company intends to file a registration statement under the Securities Act of 1933, as amended, to register the shares to be issued pursuant to the Equity Plan.
The following is a summary of the principal features of the Equity Plan. This description is qualified in its entirety by the terms of the Equity Plan, a copy of which is attached as Annex A to this Proxy Statement and is incorporated herein by reference.
Administration
The Equity Plan will be administered by the Compensation Committee (or one or more subcommittees appointed by the Compensation Committee to administer the Equity Plan in accordance with Section 5.1 of the Equity Plan or, if no such Compensation Committee or subcommittee thereof exists, such other committee of the Board of Directors comprised solely of two or more persons who are “non-employee directors” of the Company, within the meaning of Rule 16b-3 under the Exchange Act) or the Board of Directors of the Company, which is referred in this Proposal 3 as the “Administrator.” Subject to the terms and conditions of the Equity Plan, the Administrator will have the authority, among other things, to select the persons to whom awards may be granted, construe and interpret the Equity Plan as well as to determine the terms of such awards and prescribe, amend and rescind the rules and regulations relating to the Equity Plan or any award granted thereunder. The Equity Plan provides that FNCB’s Board of
FNCB Bancorp, Inc. Notice of 2023 Annual Meeting and Proxy Statement 39

Directors or the Compensation Committee may delegate its authority, including the authority to grant awards, to any person or persons selected by it, including (a) delegating to a committee of one or more members of the Board who are not Disinterested Board Members, the authority to grant Awards under the Equity Plan to eligible persons who are not then subject to Section 16 of the Exchange Act; or (b) delegating to a committee of one or more members of the Board of Directors who would be eligible to serve on the Compensation Committee of the Company pursuant to the listing requirements imposed by any national securities Exchange on which the Company lists, has listed or seeks to list its securities, the authority to grant awards under the Equity Plan.
Eligibility to Participate
Persons eligible to participate in the Equity Plan include all Employees, Consultants (including advisors, such as members of the Company’s bank advisory board) and Non-employee Directors as selected and approved by the Administrator in its sole discretion. Subject to the provisions of the Equity Plan, the Administrator may select those Employees, Consultants and Non-employee Directors to whom Awards will be granted and determine the nature and amount of each Award.
Shares Available Under the Equity Plan and for Awards
The total number of shares of stock subject to Awards under the Equity Plan is 2,000,000 shares of common stock of the Company (the “Stock”) plus (a) any shares of Stock reserved, but not issued or subject to outstanding awards or granted under the Prior Plan on the Effective Date, (b) shares of Stock that are subject to outstanding awards granted under the Prior Plan that cease to be subject to such awards by forfeiture or otherwise after the Effective Date or (c) shares of Stock issued under the Prior Plan that are repurchased by the Company at the original issue price. No more than 2,000,000 shares of Stock may be delivered pursuant to the exercise of Stock Options that are granted as Incentive Stock Options described in Section 422(b) of the Internal Revenue Code of 1986, as amended (the “Code” and such Stock Options “Incentive Stock Options”). Stock delivered under the Equity Plan will consist of authorized and unissued shares or treasury shares.
Options
The Administrator will determine the number of shares of Stock subject to each Stock Option, the terms and conditions including vesting and expiration, and whether the Stock Option is an Incentive Stock Option or a Nonqualified Stock Option. Only Employees may receive an Award of Incentive Stock Options. The exercise price for each Stock Option will be determined by the Administrator but may not be less than 100% of the Fair Market Value of the Stock on the date the Stock Option is granted. No Stock Option may be exercisable after the expiration date as determined by the Compensation Committee and defined in the Award Agreement; provided, however, that no Stock Option will be exercisable later than ten years after the date of grant of such Stock Option.
Stock Appreciation Rights
The Administrator may grant Stock Appreciation Rights to Service Providers in such amounts and on such terms as it may determine. A Stock Appreciation Right, or “SAR,” may be exercised upon such terms and conditions and for the term the Administrator determines in the Award Agreement; provided, however, that no Stock Appreciation Right will be exercisable later than ten years after the date of its grant. Upon exercise of a SAR, the Participant will be entitled to receive an amount determined by multiplying: (i) the difference between the Fair Market Value of a share of Stock on the exercise date and the price fixed by the Administrator on the date of the grant (which price may not be less than 100% of the Fair Market Value of a share of Stock on the date of the grant); by (ii) the number of shares of Stock with respect to which the SAR is exercised. The payment to the Participant of the amount due upon exercise of a SAR will be made in cash, shares of Stock having an equivalent value or a combination thereof.
40

PROPOSAL 3
Restricted Stock and Restricted Stock Units
The Administrator may grant shares of Restricted Stock and Restricted Stock Units to Service Providers in such amounts and on such terms as it may determine. Shares of Restricted Stock and Restricted Stock Units may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the termination of the applicable vesting period or for such period of time as will be established by the Administrator and as will be specified in the Award Agreement. After the last day of a vesting period or for such period of time as will be established by the Administrator and as will be specified in the Award Agreement, shares of Restricted Stock covered by such restrictions will become freely transferrable by the Participant, and the Participant will receive one share of Stock with respect to each Restricted Stock Unit covered by such restriction as set forth in the Award Agreement.
Performance Unit and Performance Share Awards
The Administrator may grant Performance Units or Performance Shares to Employees and/or Directors, subject to the terms and conditions the Compensation Committee determines. The Compensation Committee will have complete discretion in determining the number of Performance Units or Performance Shares granted to each Participant and the terms and conditions of such Awards. The Administrator will establish in advance Performance Goals over Performance Periods for each Award. Prior to each grant of Performance Units or Performance Shares, the Administrator will establish an initial value for each Performance Unit and an initial number of shares of Stock for each Performance Share granted to each Participant for that Performance Period. Prior to each grant of Performance Units or Performance Shares, the Administrator also will set the Performance Goals that will be used to determine the extent to which the Participant receives a payment of the value of the Performance Units or number of shares of Stock for the Performance Shares awarded for such Performance Period. Each Performance Unit Award will entitle the Participant to a payment in cash or Stock upon the attainment of performance criteria and other terms and conditions specified in the Award. The Administrator will have the authority to modify, amend or adjust the terms and conditions of any Award of Performance Units or Performance Shares, including the Performance Goals.
Awards to Non-Employee Directors
No Non-Employee Director may receive Awards under the Plan that, when combined with cash compensation received for service as a Non-Employee Director after the Effective Date, exceed $250,000 in value in any calendar year. The value of Awards for purposes of complying with this maximum will be determined as follows: (a) for Stock Options and SARs, grant date fair value will be calculated using the Company’s regular valuation methodology for determining the grant date fair value of Stock Options for reporting purposes, and (b) for all other Awards other than Stock Options and SARs, grant date fair value will be determined by either (i) calculating the product of the Fair Market Value per share of Stock on the date of grant and the aggregate number of shares of Stock subject to the Award, or (ii) calculating the product using an average of the Fair Market Value over a number of trading days and the aggregate number of shares of Stock subject to the Award as determined by the Administrator.
Adjustments
If certain changes in the Stock occur by reason of any recapitalization, reclassification, stock split, reverse split, spinoff, combination of shares, exchange of shares, extraordinary cash dividend, stock dividend or other distribution payable in Stock, or other increase or decrease in the Stock without receipt of consideration by the Company, occurring after the Effective Date, the number and kind of shares subject to the Share Limit and the number, kind and Purchase Price or Exercise Price per share (if applicable) of share subject to outstanding Awards shall be adjusted proportionally. In addition, in the event of any merger, consolidation, or other business reorganization (including, but not limited to a Change in Control), in which the Company is not the surviving entity, unless otherwise set forth in the agreement relating to the consummation of such merger, consolidation or other business reorganization, any Stock Options or SARS Award granted under the Equity Plan which are outstanding immediately prior to such transaction shall be converted, as applicable into Stock Options or SARs to purchase voting common equity securities of the business entity which survives such transaction, having substantially the same terms and conditions as the outstanding Stock Options or SARS under the Equity Plan.
FNCB Bancorp, Inc. Notice of 2023 Annual Meeting and Proxy Statement 41

No Repricing
Without shareholder approval, the Administrator is not authorized to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a Stock Option previously granted under the Equity Plan.
Change in Control
Notwithstanding any other provisions of the Equity Plan, and except as otherwise provided in an Award Agreement, if there is a Change in Control, all Stock-based Awards will immediately vest 100% in each Participant, including Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock and Restricted Stock Units. However, no Stock-based Award granted or made during a period when the Company is subject to FDIC Part 359 golden parachute requirements will be subject to acceleration of vesting pursuant to the Equity Plan. In addition, no Stock-based Awards, whenever granted or made, will vest if the Change in Control occurs during a period when the Company is subject to FDIC Part 359.
Notwithstanding any other provisions of the Equity Plan, and except as otherwise provided in an Award Agreement, if there is a Change in Control, all Awards granted under the Equity Plan which are subject to Performance Goals will be immediately paid out, including Performance Units and Performance Shares. The amount of the payout will be based on the higher of (i) Target Level Performance; and (ii) the actual level of performance as of the date of such Change in Control. However, no Award subject to Performance Goals granted or made during a period when the Company is subject to FDIC Part 359 golden parachute requirements will be subject to immediate payout pursuant to the Equity Plan. In addition, no Awards subject to Performance Goals, whenever granted or made, will be immediately paid out pursuant to the Equity Plan if the Change in Control occurs during a period when the Company is subject to FDIC Part 359.
Termination of Employment or Services
Unless otherwise specified by the Administrator and set forth in an Awards Agreement, subject to FDIC Part 359, the following provisions shall apply to each Award granted under the Equity Plan:
1.
Upon the Participant’s Termination of Continuous Service for any reason other than due to Retirement, Disability, death or Termination for Cause, Stock Options and SARs shall be exercisable only as to those shares of Stock that were immediately exercisable by such Participant at the date of termination and may be exercised only for a period of three (3) months following termination, and any Restricted Stock, RSUs, Performance Shares, Performance Units or cash-settled Performance Awards that have not vested as of the date of Termination of Continuous Service shall expire and be forfeited.

2.
Unless otherwise determined by the Administrator, if the Participant’s Continuous Service terminates for Cause, then Participant’s Stock Options and SARs (whether or not vested) that have not been exercised and all Restricted Stock, RSUs, Performance Shares, Performance Units or cash-settled Performance Awards granted to a Participant that have not vested will expire and be forfeited on the date of termination of Participant’s Continuous Service if the Administrator has reasonably determined in good faith that such cessation of Continuous Services has resulted in connection with an act or failure to act constituting Cause (or such Participant’s Continuous Services could have been terminated for Cause (without regard to the lapsing of any required notice or cure periods in connection therewith) at the time such Participant terminated Continuous Service), or at such later time and on such conditions as are determined by the Administrator, but in any event no later than the expiration date of the applicable Award.

3.
Upon Termination of Continuous Service for reason of Disability or death, all Stock Options and SARs shall be exercisable as to all shares of Stock subject to an outstanding Award whether or not then exercisable, and all Restricted Stock, RSUs, Performance Shares, Performance Units or cash-settled Performance Awards shall vest as to all shares of Stock subject to an outstanding Award, whether or not otherwise immediately vested, at the date of Termination of Continuous Service, provided that Performance Shares, Performance Units or cash-settled Performance Awards shall become vested at the greater of (i) the Target Level or (ii) the actual level of performance determined as of the date of such Termination of Continuous Service. Stock Options and SARs may be exercised for a period of one year following Termination of Continuous Service due to death or Disability (or such shorter or longer time period as may

42

PROPOSAL 3
be determined by the Administrator, with any exercise beyond (a) three (3) months after the date Participant’s employment terminates when the termination of Continuous Service is for a Disability that is not a “permanent and total disability” as defined in Section 22(e)(3) of the Code or (b) twelve (12) months after the date Participant’s employment terminates when the termination of Continuous Service is for a Disability that is a “permanent and total disability” as defined in Section 22(e)(3) of the Code, deemed to be exercise of an NSO), or the remaining unexpired term of the Stock Option or SARs, if less.
4.
In the event of Termination of Continuous Service due to Retirement, a Participant’s vested Stock Options and SARs shall be exercisable for one year following Termination of Continuous Service, provided that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three months following Termination of Continuous Service due to Retirement. Any Award that has not vested as of the date of Termination of Continuous Service due to Retirement shall become fully vested, provided that no shares of unrestricted Stock to be issued under any Restricted Stock Award, RSU, Performance Award shall be delivered prior to the settlement date described in the applicable Award Agreement or any election form for Deferred Compensation, as applicable.

Tax Withholding
The Company has the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy applicable Federal, state and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any grant, exercise or payment made under or as a result of the Plan.
Amendment and Termination
Notwithstanding any provision in the Equity Plan or any Award Agreement to the contrary, the Administrator may amend the Equity Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of (i) conforming the Equity Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A), or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the SEC or Financial Accounting Standards Board subsequent to the adoption of the Plan or the making of the Award affected thereby, which in the sole discretion of the Administrator, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an Award under the Equity Plan, each Participant agrees and consents to any amendment made pursuant to the Equity Plan or Section 2.8 of the Equity Plan to any Award granted under the Equity Plan without further consideration or action.
Rights as a Shareholder
A Participant or Beneficiary will not possess any rights of a shareholder with respect to the Stock covered by any Award unless and until the Participant becomes the record holder of such Stock, except that a Participant may have certain shareholder rights with respect to Restricted Stock as set forth in the Award.
Certain Federal Tax Aspects of the Equity Plan
The following is a brief summary of certain consequences to Participants and to the Company under the Internal Revenue Code of 1986, which we refer to as the “Code,” with respect to participation in the Equity Plan. This summary is not exhaustive and does not discuss the income tax laws of any city or state in which a Participant may reside. We intend this discussion to be for the information of shareholders considering how to vote with respect to this proposal and not as tax guidance to Participants in the Equity Plan.
Incentive Stock Options
There generally are no federal income tax consequences to the Participant or the Company upon the grant or exercise of an Incentive Stock Option, if at all times during the period beginning on the date of grant of the Stock Option and ending on the day three months before the date of exercise, the participant
FNCB Bancorp, Inc. Notice of 2023 Annual Meeting and Proxy Statement 43

was an Employee of the Company or one of its subsidiaries. However, the exercise of an Incentive Stock Option may subject the Participant to alternative minimum tax liability or increase the Participant’s alternative minimum tax liability, if any.
If a Participant holds stock acquired through exercise of an Incentive Stock Option for more than two years from the date on which the Stock Option was granted and more than one year after the date the Stock Option was exercised for those shares, any gain or loss on a disposition of those shares (a “qualifying disposition”) will be a long-term capital gain or loss. Upon such a qualifying disposition, the Company will not be entitled to any income tax deduction.
Generally, if the Participant disposes of the stock before the expiration of either of these holding periods (a “disqualifying disposition”), then at the time of disposition the Participant will realize taxable ordinary income equal to the lesser of (i) the excess of the stock’s Fair Market Value on the date of exercise over the exercise price, or (ii) the Participant’s actual gain, if any, on the purchase and sale. The Participant’s additional gain or loss upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the Participant held such shares for more than one year.
If the above employment requirement, as described in the first paragraph of this section, is not satisfied, ordinary income will be recognized at the time of exercise under the tax rules governing the exercise of Nonqualified Stock Options.
To the extent the Participant recognized ordinary income, generally the Company will be entitled (subject to the requirement of reasonableness, the provisions of Code Section 162(m), and the satisfaction of any tax reporting obligations) to a corresponding income tax deduction.
Nonqualified Stock Options
A Participant recognizes no taxable income upon the grant of a Nonqualified Stock Option. Upon exercise of a Nonqualified Stock Option, the Participant will recognize ordinary income equal to the excess, if any, of the Fair Market Value of the purchased shares on the exercise date over the exercise price paid for those shares. Generally, the Company will be entitled (subject to the requirement of reasonableness, the provisions of Code Section 162(m), and the satisfaction of a tax reporting obligation) to a corresponding income tax deduction in the tax year in which such ordinary income is recognized by the Participant.
Upon disposition of the stock, the Participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition of the stock. Such gain or loss will be long-term or short-term depending on whether the Participant held such shares for more than one year.
Stock Appreciation Rights
A Participant recognizes no taxable income upon the receipt of an SAR. Upon exercise of the SAR, a Participant will recognize the cash received or the Fair Market Value of the shares received as ordinary income in the year of such exercise. Generally, with respect to employees (but not with respect to non-employee directors), the Code requires us to withhold from the payment made on exercise of the SAR or from regular wages or supplemental wage payments an amount based on the ordinary income that the Participant recognizes. Subject to the requirement of reasonableness, the provisions of Code Section 162(m), and the satisfaction of any tax reporting obligations, the Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the Participant.
Restricted Stock
A Participant recognizes no taxable income upon the receipt of a restricted stock grant. The Award becomes taxable when it is no longer subject to a “substantial risk of forfeiture” (it becomes vested or transferable). The Participant will recognize ordinary income when the restrictions lapse equal to the excess of the Fair Market Value of the shares on the date the restrictions lapse over the price paid for those shares, if any. Subject to the requirement of reasonableness, the provisions of Code Section 162(m), and the satisfaction of any tax reporting obligations, the Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the Participant.
44

PROPOSAL 3
Upon disposition of the stock, the Participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock, if any, plus any amount recognized as ordinary income upon the lapse of restrictions on the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year after vesting.
At the time of grant, a Participant may choose to recognize the difference between the Fair Market Value of the stock and the purchase price paid for the stock, if any, as ordinary income by filing, within thirty days of the grant date, an election pursuant to Code Section 83(b). In the event of such an election, the Participant will not recognize income upon vesting of the restricted stock Award. Upon a subsequent disposition of the stock, the Participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock, if any, plus any amount recognized as ordinary income at the time of grant. In the case of a Section 83(b) election, the holding period for determining whether such gain or loss will be long-term or short-term commences as of the date of grant. In the event that the Participant forfeits the shares of restricted stock, the Participant will not be entitled to a refund of the tax paid pursuant to the Section 83(b) election and any loss deduction may be limited to the purchase price, if any, paid by the Participant for the restricted stock.
Performance Shares, Performance Units and Restricted Stock Units
A Performance Award is an award to an eligible Service Provider that is based upon the attainment of performance goals, as established by the Administrator, and other terms and conditions specified by the Administrator, and may be settled in cash, shares of Stock (which may consist of, without limitation, Restricted Stock), other property, or any combination thereof. Grants of Performance Awards will be made pursuant to an Award Agreement. A Performance Award may be a standalone Award or in the form of an Award that vests upon the achievement of one or more specified performance goals with respect to the applicable Performance Factors. Performance Shares, Performance Units and Restricted Stock Units will not result in taxable income to the participant or a tax deduction for the Company at the time of grant. Upon payment, the Participant will recognize ordinary income equal to the cash received and the Fair Market Value of any shares of Stock received and the Company will be entitled to a deduction equal to the ordinary income recognized by the Participant.
Other Awards
Upon receipt of an unrestricted Stock Award or a cash Award upon achievement of performance goals or under a bonus or incentive plan or program, the Participant will recognize ordinary income in the amount of the cash or the Fair Market Value of the Stock or the cash on the date of receipt. Subject to the requirement of reasonableness, the provisions of Code Section 162(m) and the satisfaction of any tax reporting obligations, the Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the Participant.
Upon disposition of the stock, the Participant will recognize a capital gain or loss equal to the difference between the selling price and the amount recognized as ordinary income upon the receipt of the stock. Such gain or loss will be long-term or short-term depending on whether the participant held such shares for more than one year.
Excise Taxes
Under certain circumstances, the accelerated vesting of Awards in connection with a Change in Control of the Company might be deemed an “excess parachute payment” for purposes of the golden parachute tax provisions of Code Section 280G. To the extent they are considered excess parachute payments, a Participant may be subject to a 20% excise tax and the Company may be unable to receive a tax deduction.
Code Section 409A
Certain Awards, such Restricted Stock Units and SARs, may involve elements of deferred compensation, which is governed by Code Section 409A. If an amount constitutes “deferred compensation” under Code Section 409A and the requirements thereof are not satisfied, the Participant may be subject to a 20% excise tax in addition to ordinary income tax inclusion at the time the Award becomes vested, plus interest.
FNCB Bancorp, Inc. Notice of 2023 Annual Meeting and Proxy Statement 45

Clawback
All Awards, subject to applicable law, will be subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by the Board of Directors or required by law, and in addition to any other remedies available under such policy and applicable law, may require the cancellation of outstanding Awards and the recoupment of any gains realized with respect to Awards.
Amendment and Termination
Our Board, as permitted by law, may amend or terminate the Equity Plan at any time or amend any Award Agreement, provided, however, that no amendment or termination, except as provided for in the Equity Plan, may cause the Award to violate Code Section 409A, may cause the repricing of a Stock Option, or in absence of written consent to the change by the affected Participant or beneficiary adversely impair the rights of any Participant or beneficiary under any Award granted under the Equity Plan prior to the date such amendment is adopted by the Board. No amendment may materially increase the benefits accruing to Participants under the Equity Plan, materially increase the aggregate number of securities that may be issued under than Equity Plan, other than as described in the Equity Plan, or materially modify the requirements for participation in the Equity Plan, unless they are approved by the Company’s shareholders.
New Plan Benefits
A new plan benefits table for the Equity Plan and the benefits or amounts that would have been received by or allocated to participants for the last completed fiscal year under the Equity Plan if the Equity Plan was then in effect, as described in the federal proxy rules, are not provided because all awards made under the Equity Plan will be made at the Administrator’s discretion, subject to the terms of the Equity Plan. Therefore, the benefits and amounts that will be received or allocated under the Equity Plan are not determinable at this time. The equity grant program for the Company’s Non-Employee Directors is described under the Director Compensation section in this Proxy Statement.
Equity Compensation Plan Table
See “Securities Authorized for Issuance under Equity Compensation Plan” on page 0 for the table required under Item 201(d) of Regulation S-K.
REQUIRED VOTE
The approval of the EIP requires the affirmative vote of a majority of the votes cast in person or by proxy at the Annual Shareholder Meeting.
THE FNCB’S BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THIS PROPOSAL TO APPROVE THE PROPOSED 2023 EQUITY INCENTIVE PLAN. PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF PROPOSAL 3 UNLESS THE SHAREHOLDER SPECIFIES OTHERWISE.

46

PROPOSAL 4

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
As discussed in the Audit Committee Report in this proxy statement, Baker Tilly US, LLP (“Baker Tilly”), an independent registered public accounting firm, audited the consolidated financial statements of FNCB for the year ended December 31, 2022.
FNCB is asking the shareholders to ratify the Audit Committee’s appointment of Baker Tilly as FNCB’s independent registered public accounting firm for the fiscal year ending December 31, 2023. In the event the shareholders fail to ratify the appointment, the Audit Committee will reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in FNCB’s and its shareholders’ best interests.
A representative of Baker Tilly is expected to be present at the annual meeting and will have the opportunity to make a statement if he or she desires to do so and will also be available to respond to appropriate questions.
REQUIRED VOTE
The ratification of the appointment of the independent registered public accounting firm requires the affirmative vote of a majority of the votes cast in person or by proxy at the annual meeting.
FNCB’S BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THIS PROPOSAL TO RATIFY THE APPOINTMENT OF BAKER TILLY US, LLP AS FNCB’S INDEPENDENT REGISTERED PUBLIC ACCOUNT FIRM FOR THE YEAR ENDED DECEMBER 31, 2023. PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF PROPOSAL 3 UNLESS THE SHAREHOLDER SPECIFIES OTHERWISE.

FNCB Bancorp, Inc. Notice of 2023 Annual Meeting and Proxy Statement 47

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND SERVICES
The following table sets forth the aggregate fees billed to FNCB by Baker Tilly for services rendered for the fiscal years ended December 31, 2022 and 2021.
Description	2022	2021
Audit fees (1)	$295,171	$271,801
Audit-related fees	—	—
Tax fees (2)	27,060	27,775
All other fees	—	—
(1)
Audit fees include fees billed for professional services rendered for the audit of annual financial statements and review of financial statements included in FNCB’s reports on Form 10-K and Form 10-Q and for services normally provided in connection with statutory and regulatory filings.

(2)	Tax fees include fees billed for tax advisory services.
The Audit Committee has considered whether, and determined that, the provision of services rendered above was compatible with maintaining the independence of Baker Tilly in 2022 and 2021 as the independent registered public accounting firm. The Audit Committee concluded that the independence of the firm was maintained.
Pursuant to the Audit Committee Charter, FNCB is required to obtain pre-approval by the Audit Committee for all audit and permissible non-audit services obtained from its independent registered public accounting firm to the extent required by applicable law. In accordance with this pre-approval policy, the Audit Committee pre-approved all audit and tax services for fiscal years 2022 and 2021.
48

OTHER MATTERS

The Board of Directors knows of no other business which will be presented for consideration at the meeting other than as stated in the Notice of Meeting. However, if other matters properly come before the meeting, the shares of common stock represented by the signed proxies will be voted in accordance with the recommendations of the Board of Directors, and authority to do so is included in the proxy.
ADDITIONAL INFORMATION
A copy of FNCB’s annual report to shareholders for its fiscal year ended December 31, 2022, was mailed on April 10, 2023. Any shareholder may obtain additional copies of FNCB’s Annual Report on Form 10-K for the year ended December 31, 2022, including the financial statements and related schedules and exhibits, required to be filed with the SEC, without charge, from FNCB’s website at investors.fncb.com or via email to corporatesecretary@fncb.com. This information may also be obtained by submitting a written request to Joseph Coccia, Secretary, at FNCB’s principal executive offices located at 102 East Drinker Street, Dunmore, Pennsylvania 18512.
In accordance with SEC Rule 14a-3(e)(1), FNCB delivers only one annual report and proxy statement to multiple shareholders sharing an address unless FNCB receives contrary instructions from one or more of the shareholders. This method of delivery is known as “householding.” Upon written or oral request, FNCB will promptly deliver a separate copy of the annual report or proxy statement, as applicable, to a shareholder at a shared address to which a single copy of the documents was delivered. Further, shareholders can notify FNCB by writing or calling Joseph Coccia, Secretary of FNCB Bancorp, Inc., at 102 E. Drinker Street, Dunmore, PA 18512 or (570) 346-7667 and inform FNCB that the shareholder wishes to receive a separate copy of an annual report or proxy statement in the future. In addition, if you are receiving multiple copies of FNCB’s annual report or proxy statement, you may request that we deliver only a single copy of annual reports or proxy statements by notifying us at the above address or telephone number.
By Order of the Board of Directors,

Louis A. DeNaples,
Chairman of the Board
April 10, 2023
FNCB Bancorp, Inc. Notice of 2023 Annual Meeting and Proxy Statement 49

Annex A
FNCB BANCORP, INC.
2023 EQUITY INCENTIVE PLAN
(as adopted March 22, 2023 by the Board of Directors
and approved May 17, 2023 by the Shareholders)
ARTICLE I – GENERAL
Section 1.1 Purpose, Effective Date and Term. The purpose of this FNCB Bancorp, Inc. 2023 Equity Incentive Plan (as amended from time to time, the “Plan”) is to promote the long-term success of FNCB Bancorp, Inc. (together with any successor corporation, the “Company”), and its Subsidiaries, including FNCB Bank (the “Bank”) by providing a means to attract, retain and reward individuals who contribute to such success and to further align their interests with those of the Company’s shareholders through the ownership of Company common stock. The “Effective Date” of the Plan is March 22, 2023, subject to approval of the Company’s shareholders within 12 months of the Effective Date. Subject to Section 6.1 hereof, the Plan shall remain in effect as long as any Awards under it are outstanding; provided, however, that no Awards may be granted under the Plan after the day immediately prior to the ten-year anniversary of the Effective Date. Upon shareholder approval of this Plan, no further Awards shall be granted under the Prior Plan, and the Prior Plan shall remain in existence solely for the purpose of administering outstanding grants thereunder.
Section 1.2 Administration. The Plan shall be administered by the Administrator, in accordance with Section 5.1.
Section 1.3 Participation. Each Service Provider to the Company Group who is granted an Award in accordance with the terms of the Plan shall be a Participant in the Plan. The grant of Awards under the Plan shall be limited to Service Providers to the Company Group.
Section 1.4 Definitions. Capitalized terms used in the Plan are defined in Article VIII and elsewhere in the Plan.
ARTICLE II – AWARDS
Section 2.1 General. Any Award under the Plan may be granted singularly, or in combination with another Award (or Awards). Each Award under the Plan shall be subject to the terms and conditions of the Plan and such additional terms, conditions, limitations and restrictions as the Administrator shall provide with respect to such Award and as evidenced in the Award Agreement. Every Award under the Plan shall require a written Award Agreement. Subject to the provisions of Section 2.8, an Award may be granted as an alternative to or replacement (subject to Section 2.9) of an existing award under the Plan or any other plan of the Company or any Subsidiary (provided, however, that no Reload Awards shall be granted hereunder) or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company Group, including without limitation the plan of any entity acquired by the Company or any Subsidiary. The types of Awards that may be granted under the Plan include:
(a) Stock Options. A Stock Option means a grant under Section 2.2 that represents the right, but not the obligation, to purchase shares of Stock at an Exercise Price and subject to certain conditions, if applicable, established by the Administrator. Any Stock Option may be either an incentive stock option (an “ISO”) that is intended to satisfy the requirements applicable to an “incentive stock option” described in Code Section 422(b), or a non-qualified stock option (a “Non-Qualified Option”) that is not intended to be an ISO, provided, however, that no ISOs may be granted: (i) after the ten-year anniversary of the Effective Date or the date the Plan is approved by the Board, whichever is earlier; or (ii) to a Service Provider who is not an employee on the date the Stock Option is granted. Unless otherwise specifically provided by its terms, any Stock Option granted under the Plan shall be a Non-Qualified Option. Any ISO granted under this Plan that does not qualify as an ISO for any reason (whether at the time of grant or as the result of a subsequent event) shall be deemed to be a Non-Qualified Option. In addition, any ISO granted under this Plan may be unilaterally modified by the Administrator to disqualify such Stock Option from ISO treatment such that it shall become a Non-Qualified Option; provided however, that any such modification shall be ineffective if it causes the Award to be subject to Code Section 409A (unless, as modified, the Award complies with Code Section 409A).

(b) Restricted Stock Awards. A Restricted Stock Award means an offer by the Company to sell or award to an eligible Service Provider, under Section 2.3, shares of Stock that are subject to restrictions (“Restricted Stock”). The Administrator will determine to whom an offer will be made, the number of shares of Stock that the Participant may purchase, the Purchase Price, if any, the restrictions under which the shares of Stock will be subject, and all other terms and conditions of the Award Agreement, subject to the Plan.
(c) Restricted Stock Units. A Restricted Stock Unit (“RSU”) means a grant under Section 2.4 to an eligible Service Provider covering a number of shares of Stock that may be settled by issuance of those shares of Stock (which may consist of Restricted Stock) or in cash. A RSU is subject to the terms of an Award Agreement established by the Administrator, including a time-based vesting schedule or the satisfaction of market conditions or performance conditions.
(d) Stock Appreciation Rights. A Stock Appreciation Right (“SAR”) is an award to an eligible Service Provider under Section 2.5 that may be settled in cash or shares of Stock (which may consist of Restricted Stock) having a value equal to (a) the difference between the Fair Market Value on the date of exercise over the Exercise Price multiplied by (b) the number of shares of Stock with respect to which the SAR is being settled (subject to any maximum number of shares of Stock that may be issuable as specified in an Award Agreement). All SARs will be made pursuant to an Award Agreement.
(e) Performance Awards. A Performance Award is an award to an eligible Service Provider that is based upon the attainment of performance goals, as established by the Administrator, and other terms and conditions specified by the Administrator, and may be settled in cash, shares of Stock (which may consist of, without limitation, Restricted Stock), other property, or any combination thereof. Grants of Performance Awards will be made pursuant to an Award Agreement that cites Section 2.6 of the Plan. A Performance Award may be a standalone Award under Section 2.6 or in the form of an Award under Sections 2.2, 2.3, 2.4 or 2.5 that vests upon the achievement of one or more specified performance goals with respect to the applicable Performance Factors.
Section 2.2 Stock Options.
(a) Grant of Stock Options. Each Stock Option shall be evidenced by an Award Agreement that shall: (i) specify the number of Stock Options covered by the Award; (ii) specify the date of grant of the Stock Option; (iii) specify the vesting period or conditions to vesting; (iv) identify the Stock Option as an ISO or an NSO and (v) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s Continuous Service with the Company Group as the Administrator may, in its discretion, prescribe. A Stock Option may be, but need not be, awarded upon satisfaction of such Performance Factors during any Performance Period as are set out in advance in the Participant’s individual Award Agreement. If the Option is being earned upon the satisfaction of Performance Factors, then the Administrator will: (a) determine the nature, length, and starting date of any Performance Period for each Stock Option; and (b) select from among the Performance Factors to be used to measure the performance, if any. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Options that are subject to different performance goals and other criteria.
(b) Date of Grant. The date of grant of a Stock Option will be the date on which the Administrator makes the determination to grant such Stock Option, or a specified future date. The Award Agreement will be delivered to the Participant within a reasonable time after the granting of the Stock Option.
(c) Exercise Period. Stock Options may be vested and exercisable within the times or upon the conditions as set forth in the Award Agreement governing such Stock Option, provided, however, that no Stock Option will be exercisable after the expiration of ten (10) years from the date the Stock Option is granted and provided further that no ISO granted to a Participant who, at the time the ISO is granted, directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary (“Ten Percent Shareholder”) will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Administrator also may provide for Stock Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of shares of Stock or percentage of shares of Stock as the Administrator determines.

(d) Exercise Price. The Exercise Price of a Stock Option will be determined by the Administrator when the Stock Option is granted, provided that: (a) the Exercise Price of an Option will be not less than one hundred percent (100%) of the Fair Market Value of the shares of Stock on the date of grant, (b) the Exercise Price of any ISO granted to a Ten Percent Shareholder will not be less than one hundred ten percent (110%) of the Fair Market Value of the shares of Stock on the date of grant, and (c) the Exercise Price may be higher or lower than the Fair Market Value of the shares of Stock on the date of grant in the case of Stock Options granted or exchanged in replacement of existing Awards held by a service provider to an acquired entity. Payment for the shares of Stock purchased may be made in accordance with Section 2.11 and the Award Agreement and in accordance with any procedures established by the Company.
(e) Method of Exercise. Any Stock Option granted hereunder will be vested and exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. The total number of shares that may be acquired upon the exercise of a Stock Option shall be rounded down to the nearest whole share, with cash-in-lieu paid by the Company, at its discretion, for the value of any fractional share. A Stock Option will be deemed exercised when the Company receives: (a) notice of exercise (in such form as the Administrator may specify from time to time) from the person entitled to exercise the Stock Option (and/or via electronic execution through the authorized third-party administrator), and (b) full payment for the shares of Stock with respect to which the Stock Option is exercised (together with applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares of Stock issued upon exercise of a Stock Option will be issued in the name of the Participant. The Company will issue (or cause to be issued) such shares of Stock promptly after the Stock Option is exercised.
(f) No Rights as a Shareholder. Until the shares of Stock are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder will exist with respect to the shares of Stock, notwithstanding the exercise of the Stock Option. No adjustment will be made for a dividend or other right for which the record date is set prior to the date the shares of Stock are issued, except as provided in Section 3.3 of the Plan. Exercising a Stock Option in any manner will decrease the number of shares of Stock thereafter available, both for purposes of the Plan and for sale under the Stock Option, by the number of shares of Stock as to which the Stock Option is exercised.
(g) Termination of Continuous Service. Subject to Section 2.10, except as may be set forth in the Participant’s Award Agreement, vesting ceases on such date Participant’s Continuous Service terminates (unless determined otherwise by the Administrator).
(h) Limitations on ISOs. With respect to Stock Options granted as ISOs, to the extent that the aggregate Fair Market Value of the shares of Stock with respect to which such ISOs are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Stock Options will be treated as NSOs. For purposes of this Section 2.2(h), ISOs will be taken into account in the order in which they were granted. The Fair Market Value of the shares of Stock will be determined as of the time the Stock Option with respect to such shares of Stock is granted. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date to provide for a different limit on the Fair Market Value of shares of Stock permitted to be subject to ISOs, such different limit will be automatically incorporated herein and will apply to any Stock Options granted after the effective date of such amendment.
(i) Modification, Extension or Renewal. The Administrator may modify, extend, or renew outstanding Stock Options and authorize the grant of new Stock Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Stock Option previously granted. Any outstanding ISO that is modified, extended, renewed, or otherwise altered will be treated in accordance with Section 424(h) of the Code. Subject to Section 2.9 of this Plan, by written notice to affected Participants, the Administrator may reduce the Exercise Price of outstanding Stock Options without the consent of such Participants, provided, however, that the Exercise Price may not be reduced below the Fair Market Value on the date the action is taken to reduce the Exercise Price.

(j) No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended, or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.
Section 2.3 Restricted Stock Awards.
(a) Restricted Stock Award Agreement. All purchases or awards under a Restricted Stock Award will be evidenced by an Award Agreement, that shall: (i) specify the number of shares of Stock covered by the Restricted Stock Award; (ii) specify the date of grant of the Restricted Stock Award; (iii) specify the vesting period; (iv) specify the Purchase Price, if any, and (v) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of Participant’s Continuous Service with the Company Group as the Administrator may, in its discretion, prescribe. Except as may otherwise be provided in an Award Agreement, a Participant accepts a Restricted Stock Award by signing and delivering to the Company an Award Agreement with full payment of the Purchase Price, if any, within thirty (30) days from the date the Award Agreement was delivered to the Participant. If the Participant does not accept such Award within thirty (30) days, then the offer to purchase such Restricted Stock Award will terminate, unless the Administrator determines otherwise.
(b) Issuance of Restricted Stock. All Restricted Stock shall be in the form of issued and outstanding shares of Stock that, at the discretion of the Administrator, shall be either: (x) registered in the name of the Participant and held or on behalf of the Company, together with a stock power executed by the Participant in favor of the Company, pending the vesting or forfeiture of the Restricted Stock; or (y) registered in the name of, and delivered to, the Participant. In any event, the certificates evidencing the Restricted Stock shall at all times prior to the applicable vesting date bear the following legend:
The Stock evidenced hereby is subject to the terms of an Award Agreement between FNCB Bancorp, Inc. and the Participant identified therein dated [Date], made pursuant to the terms of the FNCB Bancorp, Inc. 2023 Equity Incentive Plan, as amended from time to time, copies of which are on file at the executive offices of FNCB Bancorp, Inc., and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of such Plan and Award Agreement.
or such other restrictive legend as the Administrator, in its discretion, may specify. Notwithstanding the foregoing, the Company may in its sole discretion issue Restricted Stock in any other approved format (e.g., electronically) in order to facilitate the paperless transfer of such Awards. In the event Restricted Stock is not issued in certificate form, the Company and the transfer agent shall maintain appropriate bookkeeping entries that evidence Participants’ ownership of such Awards. Restricted Stock that is not issued in certificate form shall be subject to the same terms and conditions of the Plan as certificated shares, including the restrictions on transferability and the provision of a stock power executed by the Participant in favor of the Company, until the satisfaction of the conditions to which the Restricted Stock Award is subject.
(c) Purchase Price. The Purchase Price, if any, for shares of Stock issued pursuant to a Restricted Stock Award will be determined by the Administrator and may be less than Fair Market Value on the date the Restricted Stock Award is granted. Payment of the Purchase Price must be made in accordance with Section 2.11 of the Plan, and the Award Agreement and in accordance with any procedures established by the Company.
(d) Terms of Restricted Stock Awards. Restricted Stock Awards will be subject to such restrictions as the Administrator may impose or are required by law. These restrictions may be based on completion of a specified period of Continuous Service with the Company Group or upon completion of Performance Factors, if any, during any Performance Period as set out in advance in the Participant’s Award Agreement. Prior to the grant of a Restricted Stock Award, the Administrator will: (a) determine the nature, length, and starting date of any Performance Period for the Restricted Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of shares of Stock that may be awarded to the Participant. Performance Periods may overlap and a Participant may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and having different performance goals and other criteria. In addition, each Restricted Stock Award shall be subject to the following terms and conditions:

i. Dividends. No dividends or distributions declared and paid with respect to shares of Stock subject to a Restricted Stock Award shall be distributed to the Participant until such shares of Restricted Stock vest. The Administrator shall cause the dividend (and any earnings thereon) to be distributed to the Participant no later than two and one-half months following the date on which the Restricted Stock vests.
ii. Voting Rights. Unless the Administrator determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, a Participant shall have voting rights related to the unvested, non-forfeited Restricted Stock Award and such voting rights shall be exercised by the Participant in his or her discretion.
iii. Tender Offers and Merger Elections. Each Participant to whom a Restricted Stock Award is granted shall have the right to respond, or to direct the response, with respect to the related shares of Restricted Stock, to any tender offer, exchange offer, cash/stock merger consideration election or other offer made to, or elections made by, the holders of shares of Stock. Such a direction for any such shares of Restricted Stock shall be given by proxy or ballot (if the Participant is the beneficial owner of the shares of Restricted Stock for voting purposes) or by completing and filing, with the inspector of elections, the trustee or such other person who shall be independent of the Company as the Administrator shall designate in the direction (if the Participant is not such a beneficial owner), a written direction in the form and manner prescribed by the Administrator. If no such direction is given, then the shares of Restricted Stock shall not be tendered.
(e) Termination of Continuous Service. Subject to Section 2.10, except as may be set forth in the Participant’s Award Agreement, vesting ceases on such date Participant’s Continuous Service terminates (unless determined otherwise by the Administrator).
Section 2.4 Restricted Stock Units.
(a) Terms of RSUs. The Administrator will determine the terms of an RSU to be set forth in an Award Agreement, which shall include, without limitation: (i) the number of shares of Stock subject to the RSU, (ii) the date of grant of the RSUs, (iii) the time or times during which the RSU may be settled, (iv) the consideration to be distributed on settlement, and (v) the effect of the Participant’s termination of Continuous Service on each RSU, provided that no RSU will have a term longer than ten (10) years. An RSU may be awarded upon satisfaction of such performance goals based on Performance Factors during any Performance Period as are set out in advance in the Participant’s Award Agreement. If the RSU is being earned upon satisfaction of Performance Factors, then the Administrator will: (x) determine the nature, length, and starting date of any Performance Period for the RSU; (y) select from among the Performance Factors to be used to measure the performance, if any; and (z) determine the number of shares of Stock deemed subject to the RSU. Performance Periods may overlap and Participants may participate simultaneously with respect to RSUs that are subject to different Performance Periods and different performance goals and other criteria. The Administrator shall impose such other conditions or restrictions on any Restricted Stock Unit Award granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated Purchase Price for each RSU, restrictions under applicable laws or under the requirements of any Exchange or market upon which such shares may be listed, or holding requirements or sale restrictions placed by the Company upon vesting of such RSUs.
(b) Form and Timing of Settlement. Payment of earned RSUs will be made as soon as practicable after the date(s) determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion as set forth in the Award Agreement, may settle earned RSUs in cash, shares of Stock, or a combination of both. The Administrator may also permit a Participant to defer payment under a RSU to a date or dates after the RSU is earned, provided that the terms of the RSU and any deferral satisfy the requirements of Section 409A of the Code to the extent applicable.
(c) Termination of Continuous Service. Subject to Section 2.10, except as may be set forth in the Participant’s Award Agreement, vesting ceases on such date Participant’s Continuous Service terminates (unless determined otherwise by the Administrator).

(d) Additional Terms and Conditions. Each Restricted Stock Unit Award shall be subject to the following terms and conditions:
i. Non-Transferable. Subject to the provisions of the Plan and the applicable Award Agreement, during the period, if any, set by the Administrator, commencing with the date of such RSU for which such Participant’s Continuous Service is required (the “Restriction Period”), and until the date on which the shares of Stock (subject to the terms of any Restricted Stock so delivered) underlying the RSU are delivered to the Participant, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber RSUs or any shares of Stock underlying such RSU.
ii. Voting Rights. A Participant shall have no voting rights with respect to any RSUs granted hereunder.
iii. Dividends. No dividends shall be paid on RSUs. In the sole discretion of the Administrator, exercised at the time of grant, Dividend Equivalent Rights may be paid on RSUs either at the time the RSU vests or, if later, when the RSU is settled, as set forth in the Award Agreement. If a RSU is intended to be performance-based, payment of Dividend Equivalent Rights to the Award recipient will be conditioned on the satisfaction of the performance criteria or any other vesting conditions. In such case, the Dividend Equivalent Right shall be paid when the RSU is settled or at the same time as the shares subject to such RSU are distributed to the Participant.
Section 2.5 Stock Appreciation Rights.
(a) Terms of SARs. The Administrator will determine the terms of each SAR including, without limitation: (a) the number of shares of Stock subject to the SAR, (b) the Exercise Price and the time or times during which the SAR may be exercised and settled, (c) the consideration to be distributed on exercise and settlement of the SAR, and (d) the effect of the Participant’s termination of Continuous Service on each SAR. The Exercise Price of the SAR will be determined by the Administrator when the SAR is granted and may not be less than Fair Market Value of the Stock on the date of grant. A SAR may be awarded upon satisfaction of Performance Factors, if any, during any Performance Period as are set out in advance in the Participant’s individual Award Agreement. If the SAR is being earned upon the satisfaction of Performance Factors, then the Administrator will: (i) determine the nature, length, and starting date of any Performance Period for each SAR; and (ii) select from among the Performance Factors to be used to measure the performance, if any. Performance Periods may overlap and Participants may participate simultaneously with respect to SARs that are subject to different Performance Factors and other criteria.
(b) Exercise Price and Expiration Date. A SAR will be exercisable within the times or upon the occurrence of events determined by the Administrator and set forth in the Award Agreement governing such SAR. The SAR Agreement will set forth the expiration date, provided that no SAR will be exercisable after the expiration of ten (10) years from the date the SAR is granted. The Administrator may also provide for SARs to become exercisable at one time or from time to time, periodically or otherwise (including, without limitation, upon the attainment during a Performance Period of performance goals based on Performance Factors), in such number of shares of Stock or percentage of the shares of Stock subject to the SAR as the Administrator determines. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on the date Participant’s Continuous Service terminates (unless determined otherwise by the Administrator).
(c) Form of Settlement. Upon exercise of a SAR, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying (a) the difference between the Fair Market Value of a share of Stock on the date of exercise over the Exercise Price, by (b) the number of shares of Stock with respect to which the SAR is exercised. At the discretion of the Administrator, the payment from the Company for the SAR exercise may be in cash, in Stock of equivalent value, or in some combination thereof. The portion of a SAR being settled may be paid currently or on a deferred basis with such interest, if any, as the Administrator determines, provided that the terms of the SAR and any deferral satisfy the requirements of Section 409A of the Code to the extent applicable.
(d) Termination of Continuous Service. Subject to Section 2.10, except as may be set forth in the Participant’s Award Agreement, vesting ceases on the date Participant’s Continuous Service terminates (unless determined otherwise by the Administrator).

Section 2.6 Performance Awards.
(a) Types of Performance Awards.
i. Performance Shares. The Administrator may grant Awards of Performance Shares, designate the Participants to whom Performance Shares are to be awarded, and determine the number of Performance Shares and the terms and conditions of each such Award. Performance Shares will consist of a unit valued by reference to a designated number of shares of Stock, the value of which may be paid to the Participant by delivery of shares of Stock or, if set forth in the instrument evidencing the Award, of such property as the Administrator will determine, including, without limitation, cash, shares of Stock, other property, or any combination thereof, upon the attainment of performance goals, as established by the Administrator, and other terms and conditions specified by the Administrator. The amount to be paid under an Award of Performance Shares may be adjusted on the basis of such further consideration as the Administrator will determine in its sole discretion.
ii. Performance Units. The Administrator may grant Awards of Performance Units, designate the Participants to whom Performance Units are to be awarded, and determine the number of Performance Units and the terms and conditions of each such Award. Performance Units will consist of a unit valued by reference to a designated amount of property other than shares of Stock, which value may be paid to the Participant by delivery of such property as the Administrator will determine, including, without limitation, cash, Stock, other property, or any combination thereof, upon the attainment of performance goals, as established by the Administrator, and other terms and conditions specified by the Administrator.
iii. Cash-Settled Performance Awards. The Administrator may also grant cash-settled Performance Awards to Participants under the terms of this Plan. Such Awards will be based on the attainment of performance goals using the Performance Factors within this Plan that are established by the Administrator for the relevant performance period.
(b) Terms of Performance Awards. The Administrator will determine, and each Award Agreement will set forth, the terms of each Performance Award including, without limitation: (a) the amount of any cash bonus, (b) the number of shares of Stock deemed subject to an award of Performance Shares, (c) the Performance Factors and Performance Period that will determine the time and extent to which each award of Performance Shares will be settled, (d) the consideration to be distributed on settlement, and (e) the effect of the Participant’s termination of Continuous Service on each Performance Award. In establishing Performance Factors and the Performance Period the Administrator will: (i) determine the nature, length, and starting date of any Performance Period; (ii) select from among the Performance Factors to be used; and (iii) determine the number of shares of Stock deemed subject to the award of Performance Shares. Each Performance Share will have an initial value equal to the Fair Market Value of a share of Stock on the date of grant. Prior to settlement the Administrator will determine the extent to which Performance Awards have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Performance Awards that are subject to different Performance Periods and different performance goals and other criteria.
(c) Termination of Continuous Service. Subject to Section 2.10, except as may be set forth in the Participant’s Award Agreement, vesting ceases on the date Participant’s Continuous Service terminates (unless determined otherwise by the Administrator).
Section 2.7 Vesting of Awards. The Administrator shall specify the vesting schedule or conditions of each Award. Notwithstanding any other provision of the Plan to the contrary, Awards granted under the Plan shall vest no earlier than the first anniversary of the date on which the Award is granted; provided, that the following Awards shall not be subject to the foregoing minimum vesting requirement: any (i) substitute Awards granted in connection with awards that are assumed, converted or substituted pursuant to a merger, acquisition or similar transaction entered into by any member of the Company Group, (ii) Awards to Non-Employee Directors that vest on the earlier of the one-year anniversary of the date of grant or the next annual meeting of shareholders which is at least 50 weeks after the immediately preceding year’s annual meeting, and (iii) any additional Awards the Administrator may grant, up to a maximum of five percent (5%) of the available share reserve authorized for issuance under the Plan pursuant to Section 3.2 (subject to adjustment under Section 3.3); and, provided, further, that the foregoing restriction does not apply to the Administrator’s discretion to provide for accelerated exercisability or vesting of any Award or acceleration in the event of death, Disability or a Change in Control in the terms of the Award Agreement or otherwise.
Section 2.8 Deferred Compensation. If any Award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Administrator reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A. Any amendment by the Administrator to the Plan or an Award Agreement pursuant to this Section 2.8 shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant’s acceptance of any Award under the Plan constitutes acknowledgement and consent to such rights of the Administrator, without further consideration or action. Any discretionary authority retained by the Administrator pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an Award which is determined to constitute Deferred Compensation, if such discretionary authority would contravene Code Section 409A. Unless otherwise provided in a valid election form intended to comply with Code Section 409A, all Awards that are considered Deferred Compensation hereunder shall settle and be paid in no event later than 2½ months following the end of the calendar year with respect to which the Award’s substantial risk of forfeiture lapsed.
Section 2.9 Prohibition Against Option Repricing. Except for adjustments pursuant to Section 3.3 or in connection with a Change in Control, and reductions of the Exercise Price approved by the Company’s shareholders, the Administrator shall not have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a Stock Option previously granted under the Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the Stock Option’s in-the-money value or in exchange for Stock Options or other Awards) or replacement grants, or other means.
Section 2.10 Effect of Termination of Continuous Service on Awards. The Administrator shall establish the effect of a Termination of Continuous Service on the continuation of rights and benefits available under an Award and, in so doing, may make distinctions based upon, among other things, the cause of Termination of Continuous Service and type of Award. Unless otherwise specified by the Administrator and set forth in an Award Agreement, subject to the limitations under Part 359, the following provisions shall apply to each Award granted under this Plan:
(a) Upon the Participant’s Termination of Continuous Service for any reason other than due to Retirement, Disability, death or Termination for Cause, Stock Options and SARs shall be exercisable only as to those shares of Stock that were immediately exercisable by such Participant at the date of termination and may be exercised only for a period of three (3) months following termination, and any Restricted Stock, RSUs, Performance Shares, Performance Units or cash-settled Performance Awards that have not vested as of the date of Termination of Continuous Service shall expire and be forfeited.
(b) Unless otherwise determined by the Administrator, if the Participant’s Continuous Service terminates for Cause, then Participant’s Stock Options and SARs (whether or not vested) that have not been exercised and all Restricted Stock, RSUs, Performance Shares, Performance Units or cash-settled Performance Awards granted to a Participant that have not vested will expire and be forfeited on the date of termination of Participant’s Continuous Service if the Administrator has reasonably determined in good faith that such cessation of Continuous Services has resulted in connection with an act or failure to act constituting Cause (or such Participant’s Continuous Services could have been terminated for Cause (without regard to the lapsing of any required notice or cure periods in connection therewith) at the time such Participant terminated Continuous Service), or at such later time and on such conditions as are determined by the Administrator, but in any event no later than the expiration date of the applicable Award.
(c) Upon Termination of Continuous Service for reason of Disability or death, all Stock Options and SARs shall be exercisable as to all shares of Stock subject to an outstanding Award whether or not then exercisable, and all Restricted Stock, RSUs, Performance Shares, Performance Units or cash-settled Performance Awards shall vest as to all shares of Stock subject to an outstanding Award, whether or not otherwise immediately vested, at the date of Termination of Continuous Service, provided that Performance

Shares, Performance Units or cash-settled Performance Awards shall become vested at the greater of (i) the target level performance (as described in the Award Agreement) (the “Target Level”) or (ii) the actual level of performance determined as of the date of such Termination of Continuous Service. Stock Options and SARs may be exercised for a period of one year following Termination of Continuous Service due to death or Disability (or such shorter or longer time period as may be determined by the Administrator, with any exercise beyond (a) three (3) months after the date Participant’s employment terminates when the termination of Continuous Service is for a Disability that is not a “permanent and total disability” as defined in Section 22(e)(3) of the Code or (b) twelve (12) months after the date Participant’s employment terminates when the termination of Continuous Service is for a Disability that is a “permanent and total disability” as defined in Section 22(e)(3) of the Code, deemed to be exercise of an NSO), or the remaining unexpired term of the Stock Option or SARs, if less.
(d) In the event of Termination of Continuous Service due to Retirement, a Participant’s vested Stock Options and SARs shall be exercisable for one year following Termination of Continuous Service, provided that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three months following Termination of Continuous Service due to Retirement. Any Award that has not vested as of the date of Termination of Continuous Service due to Retirement shall become fully vested, provided that no shares of unrestricted Stock to be issued under any Restricted Stock Award, RSU, Performance Award shall be delivered prior to the settlement date described in the applicable Award Agreement or any election form for Deferred Compensation, as applicable.
(e) Notwithstanding anything herein to the contrary, no Stock Option or SAR shall be exercisable beyond the last day of the original term of such Stock Option or SAR.
(f) Notwithstanding the provisions of this Section 2.10, the effect of a Change in Control on the vesting or exercisability of Stock Options, SARs, Restricted Stock Awards, RSUs and Performance Awards is as set forth in Article IV.
Section 2.11 Payment for Share Purchases. Payment from a Participant for shares of Stock purchased pursuant to this Plan may be made in cash or by check or, where expressly approved for the Participant by the Administrator and where permitted by law (and to the extent not otherwise set forth in the applicable Award Agreement):
(a) by cancellation of indebtedness of the Company to the Participant;
(b) by surrender of shares of the Company held by the Participant that have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the shares of Stock as to which said Award will be exercised or settled;
(c) by waiver of compensation due or accrued to the Participant for services rendered or to be rendered to the Company Group;
(d) by consideration received by the Company pursuant to a broker-assisted or other form of cashless exercise program implemented by the Company in connection with the Plan;
(e) by any combination of the foregoing; or
(f) by any other method of payment as is permitted by applicable law.
The Administrator may limit the availability of any method of payment, to the extent the Administrator determines, in its discretion, such limitation is necessary or advisable to comply with applicable law or facilitate the administration of the Plan.
ARTICLE III – SHARES SUBJECT TO PLAN
Section 3.1 Available Shares. The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company, including shares purchased in the open market or in private transactions.

Section 3.2 Share Limitations.
(a) Share Reserve. Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be issued to Participants and their beneficiaries under the Plan shall be equal to 2,000,000 shares of Stock, plus (a) any shares of Stock reserved, but not issued or subject to outstanding awards granted under the Prior Plan on the Effective Date, (b) shares of Stock that are subject to outstanding awards granted under the Prior Plan that cease to be subject to such awards by forfeiture or otherwise after the Effective Date or (c) shares of Stock issued under the Prior Plan that are repurchased by the Company at the original issue price (collectively, the “Share Limit”). Subject to Section 3.2(b), shares of Stock may be issued under the Plan up to such Share Limit; provided, however, that no more 2,000,000 shares of Stock may be delivered pursuant to the exercise of Stock Options that are granted as ISOs. The aggregate number of shares available for grant under this Plan and the number of shares of Stock subject to outstanding awards shall be subject to adjustment as provided in Section 3.3. For the avoidance of doubt, shares of Stock that initially became available for grant because of Section 3.2(b)(iii), (iv) or (vi) will not include shares of Stock subject to Awards that initially became available because of the substitution clause in Section 3.3(c).
(b) Computation of Shares Available. For purposes of this Section 3.2 the number of shares of Stock available for the grant of Awards shall be reduced by the number of shares of Stock previously granted under the Plan, subject to the following:
i. shares of Stock issued pursuant to Restricted Stock Awards or RSUs shall count against the Share Limit as one (1) share of Stock for each one (1) share of Stock issued in connection with the Award;
ii. shares of Stock issued pursuant to the exercise of Stock Options or SARs shall count against the Share Limit as one share of Stock for every one share of Stock to which such exercise relates;
iii. with respect to any Performance Award denominated in units that may settle into greater or fewer than one (1) share of Stock for each unit granted, one (1) share shall be counted for each such unit subject to the Performance Award, assuming Target Level performance, provided, however, that upon the issuance of shares of Stock pursuant to the Performance Award, (x) if performance is in excess of the Target Level, one (1) additional share shall be counted for each share actually issued in excess of the number of shares that would have been issued at Target Level, and (y) if performance is below the Target Level, such number of shares of Stock shall be forfeited pursuant to Section 3.2(b)(iv) equal to the difference between (a) the number of shares of Stock that would have been issued at the Target Level performance and (b) the number of shares of Stock actually issued.
iv. to the extent any shares of Stock covered by an Award (including Restricted Stock Awards and RSUs) under the Plan are not delivered to a Participant or beneficiary for any reason, including because the Award is forfeited or canceled or because a Stock Option or a SARs Award is not exercised, then such shares shall not be deemed to have been delivered for purposes of determining the remaining Share Limit;
v. to the extent (A) a Stock Option or SARs Award is exercised by using an actual or constructive exchange of shares of Stock to pay the Exercise Price; (B) shares of Stock are withheld to satisfy withholding taxes upon exercise or vesting of an Award granted hereunder; or (C) shares are withheld to satisfy the exercise price of Stock Options or SARs Award in a net settlement of Stock Options or SARs, then the number of shares of Stock available shall be reduced by the gross number of shares of Stock issued rather than by the net number of shares of Stock issued; and
vi. to the extent an Award is paid out in cash or other property, rather than shares of Stock, such cash payment will not result in reducing the number of shares of Stock available for issuance under the Plan.
Section 3.3 Corporate Transactions.
(a) General. If the shares of Stock are changed into or exchanged for a different number of kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, spinoff, combination of shares, exchange of shares, extraordinary cash dividend, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kind of shares subject to the Share Limit and the number, kind and Purchase Price or Exercise Price per share (if applicable) of shares subject to outstanding Awards shall be adjusted proportionately and accordingly by the Administrator, so that the proportionate interest of the grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Stock Options or SARs shall not change the aggregate Exercise Price payable with respect to shares that are subject to the unexercised portion of the Stock Option or SARs outstanding but shall include a corresponding proportionate adjustment in the Exercise Price per share. In addition, the Administrator is authorized to make adjustments in the terms and conditions of, and the criteria included in, outstanding Awards (including, without limitation, cancellation of Awards in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution or exchange of Awards using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any Parent or Subsidiary or the financial statements of the Company or any Parent or Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles.
(b) Merger in which Company is Not Surviving Entity. In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, unless otherwise set forth in the agreement relating to the consummation of such merger, consolidation or other business reorganization, any Stock Options or SARs Award granted under the Plan which are outstanding immediately prior to such merger, consolidation or other business combination shall be converted, as applicable, into Stock Options or SARs to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization having substantially the same terms and conditions as the outstanding Stock Options or SARs under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding shares of Stock in such merger, consolidation or other business reorganization), all as determined by the Administrator prior to the consummation of such merger. The Administrator may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding Stock Options or SARs be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash (or acquirer stock) payment per share of Stock equal to the excess (if any) of the value exchanged for an outstanding share of Stock in such merger, consolidation or other business reorganization over the Exercise Price of the Stock Option or SARs Award being canceled; provided, further, that in the event the Exercise Price of outstanding Stock Options or SARs exceed the value to be exchanged for an outstanding share of Stock (an “Underwater Award”) in such merger, consolidation or other business reorganization, the Administrator may, in its discretion, cancel and terminate such Underwater Awards without the consent of the holder of the Stock Option or SARs, as applicable, and without any payment to such holder.
(c) Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either: (a) granting an Award under this Plan in substitution of such other company’s award, or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the Purchase Price or the Exercise Price, as the case may be, and the number and nature of shares of Stock issuable upon exercise or settlement of any such Award will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option in substitution rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price. Substitute Awards will not reduce the number of shares of Stock authorized for grant under the Plan or authorized for grant to a Participant in a calendar year.

Section 3.4 Delivery of Shares. Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:
(a)  Compliance with Applicable Laws. Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any Exchange or similar entity.
(b) Certificates. To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be made on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any Exchange. All shares of Stock or other securities whether or not certificated, delivered under this Plan will be subject to such stock transfer orders, legends, and other restrictions as the Administrator may deem necessary or advisable, including restrictions under any applicable U.S. federal, state, or foreign securities law, or any rules, regulations, and other requirements of the SEC or any stock exchange or automated quotation system upon which the shares of Stock may be listed or quoted, and any non-U.S. exchange controls or securities law restrictions to which the shares of Stock are subject.
ARTICLE IV – CHANGE IN CONTROL
Section 4.1 Consequence of a Change in Control. Subject to the provisions of Section 3.3 (relating to the adjustment of shares and cancellation of Stock Options in exchange for a cash or stock payment of the in-the-money value) and except as otherwise provided in the applicable Award Agreement:
(a) Notwithstanding any other provisions of the Plan, and except as otherwise provided in an Award Agreement, if there is a Change in Control, all Awards that are not Performance Awards (“Stock-based Awards”) shall immediately vest 100% in each Participant, including Stock Options, SARs, Restricted Stock and RSUs, provided, however, that:
i. no Stock-based Award granted or made during a period when the Company is subject to Federal Deposit Insurance Corporation Regulations at 12 C.F.R. Part 359 (“Part 359”) shall be subject to acceleration of vesting pursuant to this Section 4.1; and
ii. no Stock-based Awards, whenever granted or made, shall vest pursuant to this Section 4.1 if the Change in Control occurs during a period when the Company is subject to Part 359.
(b) Notwithstanding any other provisions of the Plan, and except as otherwise provided in an Award Agreement, if there is a Change in Control, all Performance Awards granted under the Plan shall be immediately paid out. The amount of the payout shall be based on the greater of (i) the Target Level performance or (ii) the actual level of performance determined as of the date of such Change in Control. Not withstanding the foregoing.
i. no Performance Award granted or made during a period when the Company is subject to Part 359 shall be subject to immediate payout pursuant to this Section 4.1; and
ii. no Performance Awards, whenever granted are made, shall be immediately paid out pursuant to this Section 4.1 if the Change in Control occurs during a period when the Company is subject to Part 359.
Section 4.2 Definition of Change in Control. For purposes of the Plan, unless otherwise provided in an Award Agreement, a “Change in Control” shall be deemed to have occurred upon the earliest to occur of the following:
(a) there shall be consummated (1) any consolidation, merger, share exchange, or similar transaction relating to the Company, in which the Company is not the continuing or surviving entity or pursuant to which shares of the Company’s capital stock are converted into cash, securities of another entity and/or other property, other than a transaction in which the holders of the Company’s voting stock immediately before such transaction shall, upon consummation of such transaction, own at least fifty percent (50%) of the voting power of the surviving entity, or (2) any sale or other transfer of all or substantially all of the assets of the Company, other than a transfer of assets to a related person which is not treated as a change in control event under §1.409A-3(i)(5)(vii)(B) of U.S. Treasury Regulations; or

(b) any person (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act shall after the Effective Date become the beneficial owner (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of securities of the Company representing a majority or more of the voting power of then all outstanding securities of the Company entitled to vote generally in the election of Directors of the Company (including, without limitation, any securities of the Company that any such person has the right to acquire pursuant to any agreement, or upon exercise of conversion rights, warrants or options, or otherwise, which shall be deemed beneficially owned by such person), provided, however that the acquisition by any person or group of persons acquiring beneficial ownership of such level of voting power in connection with a recapitalization transaction or the purchase of newly issued securities directly from the Company, approved by the Company Board in office as of the Effective Date (the “Incumbent Board”), shall not be considered a Change in Control, and provided further that any person who becomes a member of the Company Board and whose nomination, election or appointment as a Director was approved by at least a majority of the Directors comprising the Incumbent Board, or by a nominating committee of the Board, the membership of which was approved by at least a majority of the Directors comprising the Incumbent Board, shall, be considered as a member of the Incumbent Board; or
(c) where over a twelve month period, a majority of the members of the Board are replaced by Directors whose appointment or election was not endorsed by a majority of the members of the Board in office prior to such appointment or election.
Notwithstanding the foregoing, if the event purportedly constituting a Change in Control under (a), (b) or (c) does not also constitute a “change in ownership” of the Company, a “change in effective control” of the Company, or a “change in the ownership of a substantial portion of the assets” of the Company within the meaning of Code Section 409A, then such event shall not constitute a “Change in Control” hereunder. Additionally, no event shall constitute a “Change of Control” under (a), (b) or (c) to the extent that the acquisition of beneficial ownership of voting securities of the Company by the person or group results from an acquisition directly from the Company (or from an underwriter with which the Company has entered into an agreement for a firm commitment underwriting of the Company’s securities) in a capital raising transaction.
ARTICLE V – ADMINISTRATOR
Section 5.1 Administration. The Plan shall be administered by the Administrator. If the Administrator (other than the Board) consists of fewer than two Disinterested Board Members, then the Board shall appoint to such Administrator such additional Disinterested Board Members as shall be necessary to provide for an Administrator consisting of at least two Disinterested Board Members. Any members of the Administrator (other than the Board) who do not qualify as Disinterested Board Members shall abstain from participating in any discussion or decision to make or administer Awards that are made to Participants who at the time of consideration for such Award are persons subject to the short-swing profit rules of Section 16 of the Exchange Act. For the avoidance of doubt, the Board (or if necessary to maintain compliance with the applicable listing standards, those members of the Board who are “independent directors” under the corporate governance statutes or rules of any national Exchange on which the Company lists, or has listed or seeks to list its securities, may, in its discretion, take any action and exercise any power, privilege or discretion conferred on the Administrator under the Plan with the same force and effect under the Plan as if done or exercised by the Administrator.
Section 5.2 Powers of the Administrator. The Administrator’s administration of the Plan shall be subject to the following:
(a) The Administrator will have the authority and discretion to select from among the Company Group’s Service Providers those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares of Stock covered by the Awards, to establish the terms, conditions, features, performance criteria, restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of such Awards, to cancel or suspend Awards (subject to the restrictions imposed by Article VI) and to reduce, eliminate or accelerate any restrictions applicable to an Award at any time after the grant of the Award, or to extend the time period to exercise a Stock Option or SARs Award, provided that such extension is consistent with Code Section 409A. Notwithstanding the foregoing, the Administrator will not have the authority or discretion to accelerate the vesting requirements applicable to an Award to avoid the one-year minimum vesting requirement pursuant to Section 2.7 except in the event of a Change in Control as provided under Section 4.1 of the Plan and in the event of termination due to death or Disability.
(b) The Administrator will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.
(c) The Administrator will have the authority to define terms not otherwise defined herein.
(d) Any interpretation of the Plan by the Administrator and any decision made by it under the Plan are final and binding on all persons.
(e) In controlling and managing the operation and administration of the Plan, the Administrator shall take action in a manner that conforms to the articles of incorporation and bylaws of the Company, as then in effect, and applicable state corporate law.
(f) The Administrator shall have the authority to determine the Fair Market Value in good faith and interpret the applicable provisions of this Plan and the definition of Fair Market Value in connection with circumstances that impact the Fair Market Value, if necessary.
(g) The Administrator shall have the authority to determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company Group.
(h) The Administrator shall have the authority to grant waivers of Plan or Award conditions.
(i) The Administrator shall have the authority to (i) determine the vesting, exercisability, and payment of Awards (ii) determine whether an Award has been vested and/or earned, (iii) reduce, waive or modify any criteria with respect to Performance Factors, and (iv) adjust Performance Factors to take into account changes in law and accounting or tax rules as the Administrator deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events, or circumstances to avoid windfalls or hardships.
(j) The Administrator shall have the authority to adopt terms and conditions, rules, and/or procedures (including the adoption of any subplan under this Plan) relating to the operation and administration of the Plan to accommodate requirements of local law and procedures outside of the United States or to qualify Awards for special tax treatment under laws of jurisdictions other than the United States.
(k) The Administrator shall have the authority to exercise discretion with respect to Performance Awards.
(l) The Administrator shall have the authority to correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement.
(m) The Administrator will have the authority to (i) suspend a Participant’s right to exercise a stock option or SARs Award during a blackout period (or similar restricted period) that is necessary or in the best interests of the Company in order to comply with the securities laws and regulations issued by the SEC (the “Blackout Period”), and (ii) to extend the period to exercise a Stock Option by a period of time equal to the Blackout Period, provided that such extension does not violate Section 409A of the Code, the incentive stock option requirements or applicable laws and regulations.
(n) The Administrator will have the authority to make all other determinations necessary or advisable for the administration of this Plan.
Section 5.3 Delegation by Administrator. Except to the extent prohibited by applicable law, the applicable rules of an Exchange upon which the Company lists its shares or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act, the Administrator may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including (a) delegating to a committee of one or more members of the Board who are not Disinterested Board Members, the authority to grant Awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act; or (b) delegating to a committee of one or more members of the Board who would be eligible to serve on the

Compensation Committee of the Company pursuant to the listing requirements imposed by any national securities Exchange on which the Company lists, has listed or seeks to list its securities, the authority to grant awards under the Plan. The acts of such delegates shall be treated hereunder as acts of the Administrator and such delegates shall report regularly to the Administrator regarding the delegated duties and responsibilities and any awards so granted. Any such allocation or delegation may be revoked by the Administrator at any time.
Section 5.4 Information to be Furnished to Administrator. As may be permitted by applicable law, the Company Group shall furnish the Administrator with such data and information as it determines may be required for it to discharge its duties. The records of the Company Group as to a Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Administrator to be manifestly incorrect. Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Administrator such evidence, data or information as the Administrator considers desirable to carry out the terms of the Plan.
Section 5.5 Administrator Action. Subject to Section 5.1, all actions of the Administrator shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Administrator shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Administrator or by a representative of the Administrator authorized to sign the same in its behalf.
ARTICLE VI – AMENDMENT AND TERMINATION
Section 6.1 General. The Board may, as permitted by law, at any time, amend or terminate the Plan, and may, at any time, amend any Award Agreement, provided that no amendment or termination (except as provided in Section 2.8, Section 3.3 and Section 6.2) may cause the Award to violate Code Section 409A, may cause the repricing of a Stock Option, or, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board; provided, however, that, no amendment may (a) materially increase the benefits accruing to Participants under the Plan; (b) materially increase the aggregate number of securities that may be issued under the Plan, other than pursuant to Section 3.3, or (c) materially modify the requirements for participation in the Plan, unless the amendment under (a), (b) or (c) above is approved by the Company’s shareholders.
Section 6.2 Amendment to Conform to Law and Accounting Changes. Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Administrator may amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A), or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the SEC or Financial Accounting Standards Board subsequent to the adoption of the Plan or the making of the Award affected thereby, which in the sole discretion of the Administrator, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an Award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 or Section 2.8 to any Award granted under the Plan without further consideration or action.
ARTICLE VII – GENERAL TERMS
Section 7.1 No Implied Rights.
(a) No Rights to Specific Assets. Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the shares of Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(b) No Contractual Right to Employment or Future Awards. The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company Group or any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to receive a future Award under the Plan. There is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Administrator’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated.
(c) No Rights as a Shareholder. Except as otherwise provided in the Plan or in an Award Agreement, no Award under the Plan shall confer upon the holder thereof any rights as a shareholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights. Any Dividend Equivalent Rights permitted by any applicable Award Agreement will be subject to the same vesting or performance conditions as the underlying Award. In addition, the Administrator may provide that any Dividend Equivalent Rights permitted by an applicable Award Agreement will be deemed to have been reinvested in additional shares of Stock or otherwise reinvested. After shares of Stock are issued to the Participant, the Participant will be a shareholder and have all the rights of a shareholder with respect to such shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such shares; provided, that if such shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such shares of Stock by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to such stock dividends or stock distributions with respect to Unvested Shares, and any such dividends or stock distributions will be accrued and paid only at such time, if any, as such Unvested Shares become vested shares of Stock. The Administrator, in its discretion, may provide in the Award Agreement evidencing any Award that the Participant will be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on shares of Stock underlying an Award during the period beginning on the date the Award is granted and ending, with respect to each share of Stock subject to the Award, on the earlier of the date on which the Award is exercised or settled or the date on which it is forfeited provided, that no Dividend Equivalent Right will be paid with respect to the Unvested Shares, and such dividends or stock distributions will be accrued and paid only at such time, if any, as such Unvested Shares become vested shares of Stock. Such Dividend Equivalent Rights, if any, will be credited to the Participant in the form of additional whole shares of Stock as of the date of payment of such cash dividends on shares of Stock.
Section 7.2 Transferability. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution. If the Administrator makes an Award transferable, including, without limitation, by instrument to an inter vivos or testamentary trust in which the Awards are to be passed to beneficiaries upon the death of the trustor (settlor) or by gift or by domestic relations order to a Permitted Transferee, such Award will contain such additional terms and conditions as the Administrator deems appropriate. All Awards will be exercisable: (a) during the Participant’s lifetime only by the Participant or the Participant’s guardian or legal representative; (b) after the Participant’s death, by the legal representative of the Participant’s heirs or legatees; and (c) in the case of all awards except ISOs, by a Permitted Transferee.
Section 7.3 Designation of Beneficiaries. A Participant hereunder may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any such designation (“Beneficiary Designation”). Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise (unless such disposition is pursuant to a domestic relations order); provided, however, that if the Administrator is in doubt as to the entitlement of any such beneficiary to any Award, the Administrator may determine to recognize only the legal representative of the Participant in which case the Company, the Administrator and the members thereof shall not be under any further liability to anyone.
Section 7.4 Non-Exclusivity. Neither the adoption of this Plan by the Board nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Administrator to adopt such other incentive arrangements as either may deem desirable, including, without limitation, the granting of Restricted Stock Awards, RSUs or Stock Options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.
Section 7.5 Award Agreement. Each Award granted under the Plan shall be evidenced by an Award Agreement. A copy of the Award Agreement for a given Award, the Plan, and any other documents, in any medium chosen by the Administrator, shall be provided (or made available electronically) to the Participant, and the Administrator may, but need not require, that the Participant sign a copy of the Award Agreement. In the absence of a specific provision in the Award Agreement, the terms of the Plan shall control.
Section 7.6 Form and Time of Elections; Notification Under Code Section 83(b). Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Administrator shall require. Notwithstanding anything herein to the contrary, the Administrator may, on the date of grant or at a later date, as applicable, prohibit an individual from making an election under Code Section 83(b). If the Administrator has not prohibited an individual from making this election, an individual who makes this election shall notify the Administrator of the election within ten (10) days of filing notice of the election with the Internal Revenue Service. This requirement is in addition to any filing and notification required under the regulations issued under the authority of Code Section 83(b).
Section 7.7 Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information upon which the person is acting considers pertinent and reliable, and signed, made or presented by the proper party or parties.
Section 7.8 Tax Withholding.
(a) Withholding Generally. Whenever shares of Stock are to be issued in satisfaction of Awards granted under this Plan or a tax event occurs, the Company may require the Participant to remit to the member of the Company Group, as applicable, employing the Participant an amount sufficient to satisfy applicable U.S. federal, state, local, and international income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items (the “Tax-Related Items”) legally due from the Participant prior to the delivery of shares of Stock pursuant to exercise or settlement of any Award. Whenever payments in satisfaction of Awards granted under this Plan are to be made in cash, such payment will be net of an amount sufficient to satisfy applicable withholding obligations for Tax-Related Items. Unless otherwise determined by the Administrator, the Fair Market Value of the shares of Stock will be determined as of the date that the taxes are required to be withheld and such shares of Stock will be valued based on the value of the actual trade or, if there is none, the Fair Market Value of the shares of Stock as of the previous trading day.
(b) Stock Withholding. The Administrator, or its delegate(s), as permitted by applicable law, in its sole discretion and pursuant to such procedures as it may specify from time to time and to limitations of local law, may require or permit a Participant to satisfy such Tax Related Items legally due from the Participant, in whole or in part by (without limitation) (a) paying cash, (b) having the Company withhold otherwise deliverable cash or shares of Stock having a Fair Market Value equal to the Tax-Related Items to be withheld, (c) delivering to the Company already-owned shares having a Fair Market Value equal to the Tax-Related Items to be withheld, or (d) withholding from the proceeds of the sale of otherwise deliverable shares of Stock acquired pursuant to an Award either through a voluntary sale or through a mandatory sale arranged by the Company. The Company may withhold or account for these Tax-Related Items by considering applicable statutory withholding rates or other applicable withholding rates, including up to the maximum permissible statutory tax rate for the applicable tax jurisdiction, to the extent consistent with applicable laws.
Section 7.9 Action by Company or Subsidiary. Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its Board of Directors, or by action of one or more members of the Board (including a committee of the Board) who are duly authorized to act for the Board, or (except to the extent prohibited by applicable law or applicable rules of the Exchange on which the Company lists its securities) by a duly authorized officer of the Company or such Subsidiary.

Section 7.10 Successors. All obligations of the Company under this Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.
Section 7.11 Indemnification. To the fullest extent permitted by law and the Company’s governing documents, each person who is or shall have been a member of the Administrator, or of the Board, or an officer of the Company to whom authority was delegated in accordance with Section 5.3, or an Employee of the Company shall be indemnified and held harmless by the Company (i) against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan; and (ii) against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute or regulation. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless. The foregoing right to indemnification shall include the right to be paid by the Company the expenses incurred in defending any such proceeding in advance of its final disposition, provided, however, that, if required by applicable law, an advancement of expenses shall be made only upon delivery to the Company of an undertaking by or on behalf of such persons to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such person is not entitled to be indemnified for such expenses.
Section 7.12 No Fractional Shares. Unless otherwise permitted by the Administrator, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Administrator shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated by rounding down.
Section 7.13 Governing Law. The Plan, all Awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without reference to principles of conflict of laws, except as superseded by applicable federal law. The federal and state courts located in the Commonwealth of Pennsylvania, shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any award under this Plan, each Participant and any other person claiming any rights under the Plan agrees to submit himself or herself and any legal action that the Participant brings under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.
Section 7.14 Benefits Under Other Plans. Except as otherwise provided by the Administrator or as set forth in a Qualified Retirement Plan, Awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant’s employer. The term “Qualified Retirement Plan” means any plan of the Company or a Subsidiary that is intended to be qualified under Code Section 401(a).
Section 7.15 Validity. If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision has never been included herein.

Section 7.16 Notice. Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan, or in any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile, email or prepaid overnight courier to the Company at its principal executive office. Such notices, demands, claims and other communications shall be deemed given:
(a) in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;
(b) in the case of certified or registered U.S. mail, five (5) days after deposit in the U.S. mail; or
(c) in the case of facsimile or email, the date upon which the transmitting party received confirmation of receipt;
provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received. In the event a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service. Communications that are to be delivered by the U.S. mail or by overnight service to the Company shall be directed to the attention of the Company’s Chief Executive Officer and to the Corporate Secretary, unless otherwise provided in the Participant’s Award Agreement.
Section 7.17 Forfeiture Events. The Administrator may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events include, but are not limited to, termination of employment for Cause, termination of the Participant’s provision of Continuous Services to the Company Group, violation of material Company Group policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct of the Participant that is detrimental to the business or reputation of the Company or any Subsidiary.
Section 7.18 Grants to Non-Employee Directors.
(a) General. Non-Employee Directors are eligible to receive any type of Award offered under this Plan except ISOs. Awards pursuant to this Section 7.18 may be automatically made pursuant to policy adopted by the Board, or made from time to time as determined in the discretion of the Board. No Non-Employee Director may receive Awards under the Plan that, when combined with cash compensation received for service as a Non-Employee Director after the Effective Date, exceed $250,000 in value (as described below) in any calendar year. The value of Awards for purposes of complying with this maximum will be determined as follows: (a) for Options and SARs, grant date fair value will be calculated using the Company’s regular valuation methodology for determining the grant date fair value of Options for reporting purposes, and (b) for all other Awards other than Options and SARs, grant date fair value will be determined by either (i) calculating the product of the Fair Market Value per share of stock on the date of grant and the aggregate number of shares of Stock subject to the Award, or (ii) calculating the product using an average of the Fair Market Value over a number of trading days and the aggregate number of shares of Stock subject to the Award as determined by the Administrator. Awards granted to an individual while he or she was serving in the capacity as an Employee or while he or she was a Consultant but not a Non-Employee Director will not count for purposes of the limitations set forth in this Section 7.18(a).
(b) Eligibility. Awards pursuant to this Section 7.18 will be granted only to Non-Employee Directors. A Non-Employee Director who is elected or re-elected as a member of the Board will be eligible to receive an Award under this Section 7.18.
(c) Vesting, Exercisability and Settlement. Except as set forth in Section 3.3 and Article IV, Awards will vest, become exercisable, and be settled as determined by the Administrator. With respect to Options and SARs, the exercise price granted to Non-Employee Directors will not be less than the Fair Market Value of the shares of Stock at the time that such Option or SAR is granted.

(d) Election to Receive Awards in Lieu of Cash. A Non-Employee Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of cash or Awards or a combination thereof, if permitted, and as determined, by the Administrator. Such Awards will be issued under the Plan. An election under this Section 7.18 will be filed with the Company on the form prescribed by the Company.
Section 7.19 Regulatory Requirements.
(a) FDIC Regulation. The grant and settlement of Awards under this Plan shall be conditioned upon and subject to compliance with Section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. 1828(k), and the rules and regulations promulgated thereunder.
(b) Securities Law and Other Regulatory Compliance. An Award will not be effective unless such Award is in compliance with all applicable U.S. and foreign federal and state securities and exchange control and other laws, rules, and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the shares of Stock may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for shares of Stock under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable and/or (b) completion of any registration or other qualification of such shares under any state, federal, or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the shares of Stock under this Plan with the SEC or to effect compliance with the registration, qualification, or listing requirements of any foreign or state securities laws, exchange control laws, stock exchange, or automated quotation system, and the Company will have no liability for any inability or failure to do so.
Section 7.20 Awards Subject to Insider Trading Policy. Each Participant who receives an Award will comply with any policy adopted by the Company from time to time covering transactions in the Company’s securities by Employees, officers, and/or Directors of the Company, as well as with any applicable insider trading or market abuse laws to which the Participant may be subject.
Section 7.21 Awards Subject to Clawback. All Awards, subject to applicable law, will be subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by the Board or required by law during the term of Participant’s employment or other service with the Company that is applicable to officers, Employees, Directors or other service providers of the Company, and in addition to any other remedies available under such policy and applicable law, may require the cancellation of outstanding Awards and the recoupment of any gains realized with respect to Awards.
Section 7.22 Escrow; Pledge of Shares. To enforce any restrictions on a Participant’s shares of Stock, the Administrator may require the Participant to deposit all certificates representing shares of Stock, together with stock powers or other instruments of transfer approved by the Administrator, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Administrator may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of shares of Stock under this Plan will be required to pledge and deposit with the Company all or part of the shares of Stock so purchased as collateral to secure the payment of the Participant’s obligation to the Company under the promissory note, provided, however, that the Administrator may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant’s Stock or other collateral. In connection with any pledge of the shares of Stock, the Participant will be required to execute and deliver a written pledge agreement in such form as the Administrator will from time to time approve. The shares of Stock purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

ARTICLE VIII – DEFINED TERMS; CONSTRUCTION
Section 8.1 In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:
(a) “Administrator” means the Committee or, in the Board’s sole discretion, the Board.
(b) “Award” means any Stock Option, SARs, Restricted Stock, RSU, Performance Awards or any or all of them, or any other right or interest relating to stock or cash, granted to a Participant under the Plan.
(c) “Award Agreement” means the document (in whatever medium prescribed by the Administrator) which evidences the terms and conditions of an award under the Plan. Such document is referred to as an agreement regardless of whether Participant signature is required.
(d) “Bank” has the meaning ascribed to it in Section 1.1.
(e) “Beneficiary Designation” has the meaning ascribed to it in Section 7.3.
(f) “Blackout Period” has the meaning ascribed to it in Section 5.2(m).
(g) “Board” means the Board of Directors of the Company.
(h) If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company Group that provides a definition of termination for “cause,” then, for purposes of this Plan, the term “Cause” shall have meaning set forth in such agreement. In the absence of such a definition, “Cause” means (i) the conviction of the Participant of a felony or of any lesser criminal offense involving moral turpitude; (ii) the willful commission by the Participant of a criminal or other act that, in the judgment of the Administrator will likely cause substantial economic damage to the Company Group or substantial injury to the business reputation of the Company Group; (iii) the commission by the Participant of an act of fraud in the performance of his or her duties on behalf of the Company Group; (iv) the continuing willful failure of the Participant to perform his or her duties to the Company Group (other than any such failure resulting from the Participant’s incapacity due to physical or mental illness) after written notice thereof; or (v) an order of a federal or state regulatory agency or a court of competent jurisdiction requiring the termination of the Participant’s Continuous Service with the Company Group. Notwithstanding the foregoing, an Employee’s employment shall not be deemed to have been terminated for Cause if such termination took place as a result of: (x) questionable judgment on the part of the Participant; or (y) any act or omission in respect of which a determination is properly made by the Administrator that the Employee met the applicable standard of conduct prescribed for indemnification or reimbursement or payment of expenses under the Bylaws of the Company or the Bank or the laws of the Commonwealth of Pennsylvania, or the directors’ and officers’ liability insurance of the Company or Bank, in each case as in effect at the time of such act or omission.
(i) “Change in Control” has the meaning ascribed to it in Section 4.2.
(j) “Code” means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.
(k) “Code Section 409A” means the provisions of Section 409A of the Code and any rules, regulations and guidance promulgated thereunder, as modified from time to time.
(l) “Committee” means the Compensation Committee of the Board or one or more subcommittees appointed by the Compensation Committee to administer the Plan in accordance with Section 5.1 or, if no such Compensation Committee or subcommittee thereof exists, such other committee of the Board comprised solely of two or more persons who are “non-employee directors” of the Company, within the meaning of Rule 16b-3 under the Exchange Act.
(m) “Company” has the meaning ascribed to it in Section 1.1.
(n) “Company Group” means the Company, any Parent and its Subsidiaries. For the avoidance of doubt, the term “Company Group” shall include all members of the Company Group or any member of the Company Group, as the context requires.
(o) “Consultant” means any natural person, including an advisor or independent contractor, engaged by the Company Group to render services to such entity.

(p) “Continuous Service” means the Participant’s Service with the Company Group as a Service Provider is not interrupted or terminated. A Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders Service to the Company Group as a Service Provider or a change in the entity for which such Participant renders such Service, provided that there is no interruption or termination of such Participant’s Continuous Service; provided further that if any Award is subject to Code Section 409A, this sentence shall only be given effect to the extent consistent with Code Section 409A. The Administrator or its delegate, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence. The Administrator or its delegate, in its sole discretion, may determine whether a Company transaction, such as a sale or spin-off of a division or Subsidiary to which a Participant provide Service, shall be deemed to result in a termination of Continuous Service for purposes of affected Awards, and any such decision shall be final, conclusive and binding on all parties.
(q) “Deferred Compensation” has the meaning ascribed to it in Section 2.8.
(r) “Director” means a member of the Board or the Board of Directors of a Subsidiary.
(s) “Disability” means (A) with respect to a Participant who is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of “Disability” or “Disabled,” then, for purposes of this Plan, the terms “Disability” or “Disabled” shall have meaning set forth in such agreement and (B) with respect to any other Participant, such meaning set forth or described in with the Bank’s long-term disability plan. To the extent that an Award hereunder is subject to Code Section 409A, “Disability” or “Disabled” shall mean that a Participant: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering Employees. Except to the extent prohibited under Code Section 409A, if applicable, the Administrator shall have discretion to determine if a termination due to Disability has occurred.
(t) “Disinterested Board Member” means a member of the Board who: (a) is not a current Employee of the Company or a Subsidiary, (b) does not receive remuneration from the Company or a Subsidiary, either directly or indirectly, for Services rendered as a Consultant or in any capacity other than as a Director, except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in accordance with the proxy solicitation rules of the SEC, as amended or any successor provision thereto, (c) does not possess an interest in any other transaction, and is not engaged in a business relationship, for which disclosure would be required pursuant to Item 404(a) of SEC Regulation S-K under the proxy solicitation rules of the SEC, as amended or any successor provision thereto; and (d) is an “independent director” under the rules under Nasdaq or other securities exchange or inter-dealer quotation system on which the Stock is listed or quoted. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of “non-employee directors” under Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any national securities exchange on which the Company lists or seeks to list its securities.
(u) “Dividend Equivalent Rights” means the right of a Participant, granted at the discretion of the Administrator or as otherwise provided by the Plan, to receive a credit for the account of such Participant in an amount equal to the cash, stock or other property dividends in amounts equal to the cash, stock or other property dividends for each share of Stock represented by an Award held by such Participant.
(v) “Effective Date” has the meaning ascribed to it in Section 1.1.
(w) “Employee” means any person, including officers and Directors, providing Services as an employee to the Company Group. Neither Service as a Director nor payment of a Director’s fee by the Company Group will be sufficient to constitute “employment” by the Company Group.

(x) “Exchange” means any national securities exchange on which the Stock may from time to time be listed or traded.
(y) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.
(z) “Exercise Price” means the price established with respect to an option pursuant to Section 2.2 or SARs pursuant to Section 2.5.
(aa) “Fair Market Value” on any date, unless otherwise determined by the Administrator, means (i) if the Stock is listed on an Exchange, the closing sales price on such Exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on a securities exchange, “Fair Market Value” shall mean a price determined by the Administrator in good faith on the basis of objective criteria consistent with the requirements of Code Section 422 and applicable provisions of Section 409A.
(bb) “GAAP” means U.S. Generally Accepted Accounting Principles.
(cc) “Incumbent Board” has the meaning ascribed to it in Section 4.2(b).
(dd) “ISO” has the meaning ascribed to it in Section 2.1(a).
(ee) “Non-Employee Director” means a Director who is not an Employee of the Company Group.
(ff) “Non-Qualified Option” has the meaning ascribed to it in Section 2.1(a).
(gg) “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
(hh) “Part 359” has the meaning ascribed to it in Section 4.1(a)(i).
(ii) “Participant” means any individual who has received, and currently holds, an outstanding award under the Plan.
(jj) “Performance Award” means an Award that vests in whole or in part upon the achievement of one or more specified performance goals with respect to the applicable Performance Factors, as determined by the Administrator. Regardless of whether an Award is subject to the attainment of one or more performance goals with respect to the applicable Performance Factors, the Administrator may also condition the vesting thereof upon the Continuous Service of the Participant. The conditions for grant or vesting and the other provisions of a Performance Award (including without limitation any applicable Performance Factors or performance goals) need not be the same with respect to each recipient. A Performance Award shall vest, or as to RSUs or Performance Units be settled, after the Administrator has determined that the performance goals have been satisfied.
(kk) “Performance Factors” many any of the factors selected by the Administrator and specified in any Award Agreement, from among the following measures, either individually, alternatively or in any combination, applied to the Company as a whole or any business unit or Subsidiary, either individually, alternatively, or in any combination, and may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures, on a GAAP or non-GAAP basis, and measured, to the extent applicable on an absolute basis or relative to a pre-established target, to determine whether the performance goals established by the Administrator with respect to the applicable Awards have been satisfied: book value or tangible book value per share; basic earnings per share (e.g., earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization; or earnings per share); basic cash earnings per share; diluted earnings per share; return on equity; return on average tangible equity; net income or net income before taxes; net interest income; non-interest income; non-interest expense to average assets ratio; cash general and administrative expense to average assets ratio; efficiency ratio; cash efficiency ratio; financial return ratios; core earnings, capital ratios; increase in revenue; total shareholder return; net operating income, operating income; net interest margin or net interest rate spread; stock price; assets, growth in assets, loans or deposits, asset quality level, charge offs, loan reserves, non-performing assets, loans, deposits, growth of loans, loan production volume, non-performing loans, deposits or assets; regulatory compliance or safety and soundness; achievement of balance sheet or income statement objectives and strategic business objectives, or any combination of these or other measures. The terms of an Award may provide that partial achievement of performance goals with respect to the applicable Performance Factors may result in partial payment or vesting of the award or that the achievement of the performance goals with respect to the applicable Performance Factors may be measured over more than one period or fiscal year. In establishing any Performance Factor and applicable performance goal for a Performance Award, the Administrator may provide for the exclusion of the effects of one or more items, including but not limited to: (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) dividends declared on the Company’s stock; (iv) changes in tax or accounting principles, regulations or laws; or (v) expenses incurred in connection with a merger, branch acquisition or similar transaction. Subject to the preceding sentence, if the Administrator determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company Group conducts its business or other events or circumstances render current Performance Factor and/or performance goals to be unsuitable, the Administrator may modify such Performance Factor and performance goals, in whole or in part, as the Administrator deems appropriate. Notwithstanding anything to the contrary herein, Performance Factors and/or performance goals relating to any Award hereunder will be modified, to the extent applicable, to reflect a change in the outstanding shares of Stock of the Company by reason of any stock dividend or stock split, or a corporate transaction, such as a merger of the Company into another corporation, any separation of a corporation or any partial or complete liquidation by the Company or a Subsidiary. If a Participant is promoted, demoted or transferred to a different business unit during a performance period, the Administrator may determine that the selected Performance Factors, performance goals or applicable Performance Period are no longer appropriate, in which case, the Administrator, in its sole discretion, may: (i) adjust, change or eliminate the Performance Factors or performance Goals or change the applicable Performance Period; or (ii) cause to be made a cash payment to the Participant in an amount determined by the Administrator.
(ll) “Performance Period” means one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more performance goals with respect to a Performance Factor will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance Award.
(mm) “Performance Share” means an Award as described in Section 2.6(a)(i) and granted under the Plan, the payment of which is contingent upon achieving certain performance goals established by the Administrator.
(nn) “Performance Unit” means an Award as defined in Section 2.6(a)(ii) and granted under the Plan, the payment of which is contingent upon achieving certain performance goals established by the Administrator.
(oo) “Permitted Transferee” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law (including adoptive relationships) of the Participant, any person sharing the Participant’s household (other than a tenant or employee), a trust in which these persons (or the Participant) have more than 50% of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than 50% of the voting interests.
(pp) “Plan” has the meaning set forth in Section 1.1.
(qq) “Prior Plan” means the 2013 First National Community Bancorp, Inc. 2013 Long-Term Incentive Compensation Plan, as amended from time to time.
(rr) “Purchase Price” means the price to be paid for shares of Stock acquired under the Plan, other than shares acquired upon exercise of an Option or SAR.
(ss) “Qualified Retirement Plan” has the meaning set forth in Section 7.14.
(tt) “Reload Awards” are Awards in which additional “reload” Awards are automatically granted upon the exercise or settlement of the initial Award.

(uu) “Restricted Stock” or “Restricted Stock Award” has the meaning ascribed to it in Sections 2.1(b) and 2.3.
(vv) “Restricted Stock Unit” has the meaning ascribed to it in Sections 2.1(c) and 2.4.
(ww) “Restriction Period” has the meaning set forth in Section 2.4(d)(i).
(xx) “Retirement” means, unless otherwise specified in an Award Agreement, retirement from employment as an Employee on or after (i) the attainment of age 65 and (ii) having been employed by the Company Group for ten or more years or otherwise in accordance with the Company Group’s guidelines for early termination of employment as established by the Board from time to time, or Termination of Continuous Service as a Director on or after the attainment of the latest age at which a Director is eligible for election or appointment as a voting member of the Employer’s Board of Directors under the Employer’s charter, or if there are no age limitations for serving as a Director, then age 70, provided, however, that unless otherwise specified in an Award Agreement, an Employee who is also a Director shall not be deemed to have terminated due to Retirement for purposes of vesting of Awards and exercise of Stock Options until both Service as an Employee and Service as a Director has ceased. A Non-Employee Director will be deemed to have terminated due to Retirement under the provisions of this Plan only if the Non-Employee Director has terminated Service on the Board(s) of Directors of the Company and any Subsidiary or affiliate in accordance with applicable Company policy, following the provision of written notice to such Board(s) of Directors of the Non-Employee Director’s intention to retire. A Non-employee Director who continues in Service as a director emeritus or advisory director shall be deemed to be in Continuous Service for purposes of vesting of Awards and exercise of Stock Options.
(yy) “SAR” has the meaning ascribed to it in Sections 2.1(d) and 2.5.
(zz) “SEC” means the United States Securities and Exchange Commission.
(aaa) “Securities Act” means the Securities Act of 1933, as amended from time to time.
(bbb) “Service” means service as Service Provider of the Company or a Subsidiary, as the case may be, and shall include service as a director emeritus or advisory director. Service shall not be deemed interrupted in the case of sick leave, military leave or any other absence approved by the Company or a Subsidiary, in the case of transferees between payroll locations or between the Company, a Subsidiary or a successor.
(ccc) “Service Provider” mean any Employee, Consultant or Non-employee Director of the Company Group, as the case may be.
(ddd) “Share Limit” has the meaning ascribed to it in Sections 3.2(a).
(eee) “Stock” means the common stock of the Company, $1.25 par value per share.
(fff) “Stock Appreciation Right” means an Award as described in Section 2.5 and granted under the Plan.
(ggg) “Stock Option” has the meaning ascribed to it in Sections 2.1(a) and 2.2.
(hhh) “Stock-based Awards” has the meaning ascribed to it in Sections 4.1(a).
(iii) “Subsidiary” means any corporation, affiliate, bank or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than fifty percent (50%) of the capital or profits interests.
(jjj) “Target Level” has the meaning ascribed to it in Sections 2.10(c).
(kkk) “Tax-Related Items” has the meaning ascribed to it in Sections 7.8(a).

(lll) “Termination of Continuous Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director of, or service provider to, the Company Group, regardless of the reason for such cessation, subject to the following:
i. The Participant’s cessation as an Employee or service provider shall not be deemed to occur by reason of the transfer of the Participant between the Company, any Parent and a Subsidiary or between two such entities.
ii. The Participant’s cessation as an Employee or service provider shall not be deemed to occur by reason of the Participant’s being on a leave of absence from the Company Group approved by the member of the Company Group otherwise receiving the Participant’s Services provided such leave of absence does not exceed six months, or if longer, so long as the Employee retains a right to reemployment with the Company Group under an applicable statute or by contract. For these purposes, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform Services for the Company Group. If the period of leave exceeds six months and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first day immediately following such six-month period. For purposes of this sub-section, to the extent applicable, an Employee’s leave of absence shall be interpreted by the Administrator in a manner consistent with Treasury Regulation Section 1.409A-1(h)(1).
iii. If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of or service provider to the Company or an entity that is then a Subsidiary, then the occurrence of such transaction shall be treated as the Participant’s Termination of Continuous Service caused by the Participant being discharged by the entity for whom the Participant is employed or to whom the Participant is providing Services.
iv. Except to the extent Section 409A of the Code may be applicable to an Award, and subject to the foregoing paragraphs of this sub-section, the Administrator shall have discretion to determine if a Termination of Continuous Service has occurred and the date on which it occurred. In the event that any Award under the Plan constitutes Deferred Compensation, the term Termination of Continuous Service shall be interpreted by the Administrator in a manner consistent with the definition of “Separation from Service” as defined under Code Section 409A and under Treasury Regulation Section 1.409A-1(h)(ii). For purposes of this Plan, a “Separation from Service” shall have occurred if the Company and Participant reasonably anticipate that no further Services will be performed by the Participant after the date of the Termination of Continuous Service (whether as an employee or as an independent contractor) or the level of further Services performed will be less than 50% of the average level of bona fide Services in the 36 months immediately preceding the Termination of Continuous Service. If a Participant is a “Specified Employee,” as defined in Code Section 409A and any payment to be made hereunder shall be determined to be subject to Code Section 409A, then if required by Code Section 409A, such payment or a portion of such payment (to the minimum extent possible) shall be delayed and shall be paid on the first day of the seventh month following Participant’s Separation from Service.
v. With respect to a Participant who is a Director, a Termination of Continuous Service as a Director will not be deemed to have occurred if the Participant continues as a director emeritus or advisory director. With respect to a Participant who is both an Employee and a Director, termination of employment as an Employee shall not constitute a Termination of Continuous Service for purposes of the Plan so long as the Participant continues to provide Service as a Director or director emeritus or advisory director.
(mmm) “Ten Percent Shareholder” has the meaning ascribed to it in Sections 2.2(c).
(nnn) “Treasury Regulations” means regulations promulgated by the United States Treasury Department.
(ooo) “Underwater Award” has the meaning ascribed to it in Sections 3.3(b).

(ppp) “Unvested Shares” means shares of Stock that have not yet vested or are subject to a right of repurchase in favor of the Company.
Section 8.2 In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:
(a) Actions permitted under this Plan may be taken at any time and from time to time in the actor’s reasonable discretion;
(b) References to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;
(c) In computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding”;
(d) References to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;
(e) Indications of time of day mean Eastern time;
(f) The word “including” means “including, but not limited to”;
(g) All references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;
(h) All words used in this Plan will be construed to be of such gender or number as the circumstances and context require;
(i) The captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;
(j) Any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and
(k) Unless otherwise determined by the Administrator, all accounting terms not specifically defined herein shall be construed in accordance with GAAP.

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FNCB BANCORP, INC.
C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS
PO BOX 1342
BRENTWOOD, NY 11717

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 16, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

DURING THE MEETING - Go to www.virtualshareholdermeeting.com/FNCB2023
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 16, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V11399-P86984 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FNCB BANCORP, INC.

The Board of Directors recommends you vote FOR all the nominees listed in proposal 1:

	For All	Withhold All	For All Except
1. To elect four (4) directors to the Board of Directors for terms expiring in 2026 and until their successors are elected;	☐	☐	☐

Instructions: To withhold authority to vote for any individual nominee(s), mark **"For All Except"** and write the number(s) of the nominee(s) on the line below.

____

Nominees for Class A Director Whose Term Will Expire in 2026

01) Gerard A. Champi
02) Louis A. DeNaples
03) Keith W. Eckel
04) Kathleen McCarthy Lambert

The Board of Directors recommends you vote FOR Proposal 2:

	For	Against	Abstain
2. To hold an advisory vote on the compensation of FNCB's named executive officers, referred to as "Say-on-Pay";	☐	☐	☐

The Board of Directors recommends you vote FOR Proposal 3:

The Board of Directors recommends you vote FOR Proposal 4:

5. In their discretion, the proxyholders are authorized to vote upon such other business properly presented at the Annual Meeting and any adjournment or postponement of the meeting thereof.

Please "X" here if you plan to attend the Annual Meeting ☐ **Yes**

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V11400-P86984

FNCB BANCORP, INC.
Annual Meeting of Shareholders
May 17, 2023 9:00 AM EDT
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) James M. Bone, Jr., Mary G. Cummings, and Stephanie A. Westington, or any of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of FNCB BANCORP, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 9:00 AM EDT on May 17, 2023, at www.virtualshareholdermeeting.com/FNCB2023 and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side